Exhibit 10.213
NOVATION AND AMENDMENT AGREEMENT
This Novation and Amendment Agreement (the “Agreement”), dated as of January 1, 2010 (the “Effective Date”), is made by and between Peerless Insurance Company (“Peerless”), Liberty Mutual Insurance Company (“Liberty”) and Bridgefield Casualty Insurance Company (“Bridgefield”), Capitalized terms used herein but not defined shall have the meaning ascribed thereto in the Reinsurance Agreement (as hereinafter defined).
RECITALS
WHEREAS, Peerless, Liberty and Bridgefield entered into that certain Novation and Amendment Agreement, dated as of January 1, 2008, which novated and amended that certain Reinsurance Agreement, dated as of January 1, 1999 (the “Reinsurance Agreement”);
WHEREAS, the parties desire to substitute Liberty for Peerless as the “Reinsurer” under the Reinsurance Agreement;
WHEREAS, Bridgefield consents to the novation set forth herein; and
WHEREAS, subject to such novation, Liberty and Bridgefield desire to amend the Reinsurance Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Effective as of the Effective Date:
(a) Liberty shall replace Peerless for all purposes under the Reinsurance Agreement as the original Reinsurer.
(b) Liberty shall assume all of the past, present and future obligations of Peerless which arise out of, relate to, or are in any way connected with, the Reinsurance Agreement, whether known or unknown, reported or unreported.
(c) Liberty shall be substituted for Peerless, in Peerless’s name, place and stead, as the “Reinsurer” under the Reinsurance Agreement so as to effect a complete novation of the Reinsurance Agreement from Peerless to Liberty, and Peerless shall be simultaneously released from any and all liabilities or obligations thereunder.
(d) Liberty shall be entitled to all of the past, present and future rights of Peerless under the Reinsurance Agreement, and shall be entitled to enforce all such rights in the name, place and stead of Peerless.
(e) The reference to “Peerless Insurance Company, a New Hampshire stock insurance company (the “Reinsurer”)” in the first paragraph of the Reinsurance Agreement, as amended, is deleted and replaced with “Liberty Mutual Insurance Company, a Massachusetts stock insurance company (the “Reinsurer”)”.

1

(f) The address for notices to the Reinsurer set forth in Section 12.1 of the Reinsurance Agreement is deleted in its entirety and replaced with the following:
Liberty Mutual Insurance Company
175 Berkeley Street
Boston, Massachusetts 02117-0140
Attention: President
2. Except as expressly set forth herein and amended hereby, the Reinsurance Agreement shall remain in full force and effect.
3. Bridgefield releases and discharges Peerless from all obligations with respect to the Reinsurance Agreement and consents that Liberty shall perform obligations under the Reinsurance Agreement and be bound by its terms in all respects as if Liberty were named as a party to the Reinsurance Agreement in place of Peerless. Bridgefield affirms its duty to perform its obligations under the Reinsurance Agreement and to be bound by its terms in all respects with Liberty substituted as a party to the Reinsurance Agreement in place of Peerless.
4. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Any dispute, controversy, or claim arising out of or relating to this Agreement, or the breach, termination, or invalidity thereof, shall be governed by the “Arbitration” provisions of the Reinsurance Agreement.

2

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.

LIBERTY MUTUAL INSURANCE COMPANY

By: Title:	/s/ John D. Doyle VP Comptroller

BRIDGEFIELD CASUALTY INSURANCE COMPANY

By: Title:	/s/ Michael J. Fallon Chief Financial Officer

PEERLESS INSURANCE COMPANY

By: Title:	/s/ Michael J. Fallon Chief Financial Officer

3

Execution Copy
WORKERS’ COMPENSATION EXCESS OF LOSS
REINSURANCE ADDENDUM 1
NO. 0100200-SUM08
TO NOVATION AND AMENDMENT AGREEMENTS
EFFECTIVE JANUARY 1, 2010
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire
(hereinafter referred to as the “Subscribing Reinsurer”)

Effective: January 1, 2010	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

WORKERS’ COMPENSATION EXCESS OF LOSS REINSURANCE ADDENDUM 1
NO. 0100200-SUM08

CONTENTS	ARTICLE	PAGE
ACCESS TO RECORDS	14	8
AMENDMENTS	15	9
ARBITRATION	16	9
ASSIGNMENT, NOVATION or TRANSFER	17	11
BUSINESS COVERED	1	1
CONFIDENTIALITY CLAUSE	18	12
CURRENCY	19	13
DIVIDENDS AND TAXES	20	13
EFFECTIVE DATE AND TERMINATION	2	2
ENTIRE AGREEMENT	21	13
ERRORS OR OMISSIONS	22	14
EXCLUSIONS	9	4
EXTRA CONTRACTUAL OBLIGATIONS	8	4
FEDERAL EXCISE TAX	23	14
FEDERAL TERRORISM EXCESS RECOVERY CLAUSE	24	14
GOVERNING LAW	25	15
INSOLVENCY	26	15
INTEREST PENALTY	27	16
LIMIT AND RETENTION	4	2
LOSS ADJUSTMENTS AND SETTLEMENTS	28	16
LOSS IN EXCESS OF POLICY LIMITS	7	3
LOSS OCCURRENCE	11	6
MEDIATION	29	17
OFFSET	30	18
REINSURANCE CLAIMS OBLIGATIONS	31	18
REINSURANCE PREMIUM	12	7
REPORTS AND REMITTANCES	13	7
SALVAGE AND SUBROGATION	32I	18
SERVICE OF SUIT	33	19
SEVERABILITY	34	19
SPECIAL ACCEPTANCES	10	6
SPECIAL CONDITIONS	35	20
TERRITORY	3	2
THIRD PARTIES	36	23
ULTIMATE NET LOSS	6	2
UNAUTHORIZED REINSURENCE	37	23
WARRANTIES	5	2
ATTACHMENTS:
EXHIBIT A — FIRST EXCESS OF LOSS
EXHIBIT B — SECOND EXCESS OF LOSS
EXHIBIT C — THIRD EXCESS OF LOSS
EXHIBIT D — FOURTH EXCESS OF LOSS

Effective: January 1, 2010	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

INSOLVENCY FUNDS EXCLUSION CLAUSE
NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — U.S.A.
NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — CANADA.
NUCLEAR INCIDENT EXCLUSION CLAUSE — REINSURANCE — NO. 4.

Effective: January 1, 2010	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

WORKER’S COMPENSATION EXCESS OF LOSS
REINSURANCE ADDENDUM 1
NO. 0100200-SUM08
(hereinafter referred to as the “Contract”)
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire

(hereinafter referred to as the “Subscribing Reinsurer”)
WHEREAS, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company entered into Novation and Amendment Agreements (“Novations”) effective January 1, 2010; and
WHEREAS, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company did not intend the business covered by this Contract to be subject to the Novations; and
WHEREAS, at all relevant times the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company have acted in accordance with such intent and the terms and provisions of this Contract.
NOW, THEREFORE, IN CONSIDERATION, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company agrees as follows:
ARTICLE 1 — BUSINESS COVERED
A.	This Contract shall indemnify the Company on an excess of loss basis in respect of the Ultimate Net Loss as a result of losses for Policies in force at 12:01 a.m. Local Standard Time, January 1, 2008, and new and renewal Policies becoming effective on or after said date, subject to the terms and conditions contained herein.

B.	This Contract is solely between the Company and the Subscribing Reinsurer, and nothing contained in this Contract shall create any obligations or establish any rights against the Subscribing Reinsurer in favor of any person or entity not a party hereto.

C.	The term “Policies” shall mean each of the binders, policies, endorsements and contracts of insurance or reinsurance on the business covered hereunder.

D.	Under this Contract, the indemnity for reinsured loss applies only to Workers Compensation and Employers Liability business written by the Company, except as may be excluded under Article IX — Exclusions of this Contract.

Effective: January 1, 2010	Page 1 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

ARTICLE 2 — EFFECTIVE DATE AND TERMINATION
A.	This Contract shall is effective with respect to losses occurring on or between 12:01 a.m., Local Standard Time, January 1, 2008 and 12:01 a.m. Local Standard Time, January 1, 2009.

B.	The Subscribing Reinsurer shall have no liability for losses occurring subsequent to 12:01 a.m. Local Standard Time, January 1, 2009, pursuant to this Addendum.

C.	If a loss covered hereunder is in progress at 12:01 a.m. Local Standard Time, January 1, 2009, it is agreed that, subject to the other conditions of this Contract, the Subscribing Reinsurer shall indemnify the Company as if the entire loss had occurred prior to 12:01 a.m. Local Standard Time, January 1, 2009.
ARTICLE 3 — TERRITORY (LM-02200-2005.06.02-A)
The territorial limits of this Contract shall be identical with those of the Policies.
ARTICLE 4 — LIMIT AND RETENTION
A.	The limits and retentions provided under this Contract are as set forth in the Exhibits A., B., C. and D. attached hereto and made a part of this Contract.

B.	The Company’s retention and the Subscribing Reinsurer’s limit of liability for each Loss Occurrence, set forth in Section I of the Exhibits A., B., C. and D. attached hereto, shall apply irrespective of the number of Policies affected or number of hazards in one Policy, except as provided for in Article V — Warranties.

C.	Reinsurance of the Company’s retention, set forth in each Exhibit, shall not be deducted in arriving at the Ultimate Net Loss herein.
ARTICLE 5 — WARRANTIES
Notwithstanding any other provision of this Contract, the maximum amount included in the Ultimate Net Loss under this Contract shall be:
A.	$5,000,000 each Life as respects Workers’ Compensation business;
B.	$2,000,000 Employers Liability coverage limit each Policy.
ARTICLE 6 — ULTIMATE NET LOSS (LM-02400-2006.11.08-A)
A.	The term “Ultimate Net Loss” as used in this Contract shall mean: (1) all amounts paid or due and payable by the Company in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal, or payment of claims or judgments arising from each and every Loss Occurrence for which the Company is or may be found liable under the Policies, less salvages and subrogation recoveries and amounts recovered or recoverable under pooling agreements or other reinsurances, whether collectible or not. “Ultimate Net Loss” includes, but is not limited to, the following paid or due and payable amounts: loss adjustment expenses, defense costs, court costs, supersedeas and appeal bond costs, Post or Prejudgment Interest and Delayed Damages, Attorneys Fees and Expenses, Claim-Specific Declaratory Judgment

Effective: January 1, 2010	Page 2 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

Expenses, a pro rata share of salaries and expenses of the Company’s or its affiliates’ field employees according to the time occupied in adjusting, defending, and settling such loss, and expenses of all of the Company’s or its affiliates’ officers and employees incurred in connection with the loss; (except that salaries of officers and employees engaged in general management and located in the home office of the Company or its affiliates and any office expense of the Company or its affiliates shall not be included) and all other costs of investigation or litigation, (2) Extra Contractual Obligations (as defined in the Extra Contractual Obligations Article), and (3) Loss in excess of original Policy limits (as described in the Loss in Excess of Original Policy Limits Article).

B.	“Claim-Specific Declaratory Judgment Expenses” shall be defined as fees and expenses incurred in actions brought to determine whether the Company has a defense and/or indemnification obligation for individual claims presented against Policies covered under this Contract. Any Claim-Specific Declaratory Judgment Expense shall be deemed to have been fully incurred on the same date as the insured’s original loss (if any) giving rise to the action, unless otherwise provided for within this Contract.

C.	The term “Attorneys’ Fees and Expenses” as used above, means the fees and expenses of attorneys, including the fees and expenses of the Company’s or its affiliate’s in-house attorneys providing legal advice on coverage questions and/or defending the Company in coverage litigation, and fees and expenses of staff counsel in the defense of policyholder claims. Such Attorneys’ Fees and Expenses for in-house attorneys and staff counsel shall be calculated at the rate for such attorneys plus the expenses incurred by such attorneys, but excluding office expenses of the Company and its affiliates and salaries and expenses of their other employees.

D.	“Post or Prejudgment Interest or Delayed Damages” shall mean interest or damages added to a settlement, verdict, award, or judgment based on the period of time prior to or after the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

E.	Nothing in this Article shall be construed to mean that losses under this Contract are not recoverable until the Company’s Ultimate Net Loss has been ascertained. In the event a verdict or judgment is reduced by an appeal or a settlement subsequent to the entry of the judgment, thereby resulting in an ultimate saving on such verdict or judgment, or in the event a judgment is reversed outright, the loss adjustment expense incurred in securing such final reduction or reversal shall be prorated between the Reinsurers and the Company in the proportion that each benefits from such reduction or reversal, and the expenses incurred up to the time of the original verdict or judgment shall be added to the Ultimate Net Loss. In the event there is no reduction or reversal of a verdict or judgment, the loss adjustment expense incurred in attempting to secure such reduction or reversal shall be added to the Ultimate Net Loss.
ARTICLE 7 — LOSS IN EXCESS OF POLICY LIMITS (LM-01600-2005.08.24-A)
A.	This Contract shall protect the Company within the limits hereof, for 90% of any Loss in excess of the Company’s original Policy limit where Loss in excess of the limit has been incurred because of a failure by the Company or by a third-party claims administrator to settle within the Policy limit or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in defending or prosecuting litigation, including appeals, arbitration, or any alternative dispute resolution or settlement discussions involving any claim.

B.	However, the above paragraph shall not apply where the Loss has been incurred due to the fraud of a member of the Board of Directors or a Corporate Officer of the Company acting individually or

Effective: January 1, 2010	Page 3 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C.	With regard to excess of Policy limits, the word “Loss” shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy. The date on which any Loss in excess of the Company’s original Policy limit is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Loss Occurrence, accident, casualty, disaster, or Loss, as selected by the Company.
ARTICLE 8 — EXTRA CONTRACTUAL OBLIGATIONS (LM-00900-2007.03.28-A)
A.	This Contract shall protect the Company within the limits hereof for 90% of Extra Contractual Obligations. “Extra Contractual Obligations” are defined as any actual or potential liabilities not covered under any other provision of this Contract, arising from or relating to any alleged or actual act, error or omission, whether intentional or otherwise, or from any alleged or actual negligence, tortious conduct, reckless conduct, violations of statutes or regulations governing the conduct of insurance companies and/or claims adjusters, or bad faith in connection with: (i) the handling of any claim under the Policies covered by this Contract, such liabilities arising because of, but not limited to, the following: failure by the Company or by a third party claims administrator to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith of the Company or by a third party claims administrator in rejecting an offer of settlement, or in defending or prosecuting litigation, including appeals, arbitration, or any alternative dispute resolution or settlement discussions involving any claim; or (ii) the providing of or failure to provide any loss control or loss prevention services in connection with any Policy hereunder.

B.	The date on which any Extra Contractual Obligation is incurred shall be deemed, in all circumstances, to be the date of the original Loss Occurrence, accident, casualty, disaster, or loss, as selected by the Company.

C.	However, this Article shall not apply where the Loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.
ARTICLE 9 — EXCLUSIONS
THIS AGREEMENT DOES NOT COVER:
A.	THE FOLLOWING GENERAL CATEGORIES
1.	Assumed reinsurance other than inter-company agreements.

2.	Loss or damage caused directly or indirectly by: (a) enemy attack by armed forces including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack; (b) invasion; (c) revolution; (d) bombardment; (e) hostilities; (f) acts of foreign enemies; (g) civil war; (h) rebellion; (i) insurrection; (j) military or usurped power; (k) martial law; (l) intervention; or (m) confiscation by order of any government or public authority. However this exclusion would not apply to loss or damage covered under a standard form of Policy containing a standard war exclusion clause.

3.	Insolvency Funds as per the attached Insolvency Funds Exclusion Clause, which is made part of this Contract.

Effective: January 1, 2010	Page 4 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

4.	Business derived from any Pool, Association, including Joint Underwriting Association, Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments; provided this exclusion shall not apply to Automobile or Workers Compensation assigned risks which may be currently or subsequently covered hereunder.

5.	Pollution Liability, to the extent excluded in the original Policies and endorsements except when a judicial entity invalidates the Policies’ exclusion or in any jurisdiction whose regulatory authorities have prohibited the exclusion.

6.	Asbestos liability, to the extent excluded in the original Policies and endorsements except when a judicial entity invalidates the Policies’ exclusion or in any jurisdiction whose regulatory authorities have prohibited the exclusion.

7.	Nuclear Risks as defined in the Nuclear Incident Exclusion Clauses which are attached and made part of this Contract:
a.	Nuclear Incident Exclusion Clause — Liability — Reinsurance — U.S.A.

b.	Nuclear Incident Exclusion Clause — Liability — Reinsurance — Canada.

c.	Nuclear Incident Exclusion Clause — Reinsurance — No. 4.
B.	THE FOLLOWING RISKS AS RESPECTS WORKERS COMPENSATION AND EMPLOYERS LIABILITY:
1.	Construction of airports, bridges unless the span is less than 75 feet between pillars, tunnels, dams and reservoirs.

2.	Gas utilities.

3.	Gas and oil refineries. This exclusion is not to apply to the construction and maintenance of such exposures which shall include, but not be limited to, landscaping, road construction, excavation and water hauling, plumbing and electrical services.

4.	Garbage and refuse dumps.

5.	The following classes of contractors;
a.	blasting contractors (whose primary business operation is blasting for others);

b.	insulation contractors, except insulation contractors installing fiberglass or Styrofoam insulation.
6.	Underground mining operations.

7.	Professional sports teams.

8.	Airline crews.

9.	Business in which the principal operations are classified as;
a.	aviation;

b.	manufacture, transportation, handling or storage of fireworks, fuses and other substances made for the express purpose of exploding;

c.	operation of any carrier on rails; however, this exclusion does not apply to Railroad Protective Liability forms.
10.	Liability under the Jones Act and Maritime Employers Liability Act.
C.	THE FOLLOWING RISKS AS RESPECTS TERRORISM

Terrorism losses arising from Airports, Bridges, Government Buildings, Nuclear Facilities, Office Buildings over 25 stories, Security Services, Stadiums and Tunnels, Nuclear, Biological and Chemical exposures, Explosive Manufacturing risks, Fertilizer mixing plants, Railroads,

Effective: January 1, 2010	Page 5 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

Amusement/Theme parks with greater than 5,000 person capacity, Distribution and manufacturing of weapons/munitions.

D.	Policies issued to insureds regularly engaged in other operations, a minor part of which involves classes excluded under this Article, shall not be excluded, however this shall not apply to items identified as excluded in paragraph A.2. – A.7 above. The Company shall be the sole judge of what is “incidental”.

E.	In the event the Company is inadvertently bound on any Risk which is excluded under this Contract, the reinsurance provided under this Contract shall apply to such Risk until discovery by the Company within its Home Office of the existence of such Risk and for 45 days thereafter or for the period required by statutes, and shall then cease unless within such period, the Company has received from the Subscribing Reinsurer written notice of its approval of such Risk. However this shall not apply to inadvertently bound Risks identified as excluded in paragraph A.2 – A.7 above.

F.	Notwithstanding exclusions listed in A.5 and A.6 above, if a competent court has rendered adverse judgment interpreting an ISO or Company exclusion wording, the Subscribing Reinsurer will cover that portion of the judgment regarding losses due to pollution subject to all terms and conditions of this Contract.

G.	The Company and the Subscribing Reinsurer have agreed on the Company’s Underwriting Guidelines as respects Policies covered under this Contract.
ARTICLE 10 — SPECIAL ACCEPTANCES
It is understood and agreed the Company may submit Risks excluded above to the Subscribing Reinsurer for coverage hereunder and, if specifically accepted by the Subscribing Reinsurer, such Risks shall then be covered under the terms of this Contract, except as such terms shall be modified by such acceptance. A Subscribing Reinsurer’s failure to respond within 5 full business days shall be deemed approval of a risk submitted for special acceptance. Once a Risk has been accepted under the provisions of this Article, it will automatically be included at renewal unless there have been material changes to the Risk, in which case the Risk will be resubmitted. The Company submitted and received approval for the following risk to be covered:
Insured: Pece of Mind Disposal, Inc.
Policy No.: 0830-34965
Policy Effective Dates: 08/27/08 – 08/31/09 and 08/31/09 – 08/31/10
ARTICLE 11 — LOSS OCCURRENCE
The term “Loss Occurrence” shall mean any accident, disaster, casualty or happening or series of accidents, disasters, casualties or happenings arising out of or following the same cause or a series of similar causes. The term “Loss Occurrence” shall be held to include:
A.	As respects an occupational or other disease or cumulative injury under Workers Compensation and Employers Liability, each case of an employee contracting any disease for which the Company may be liable shall be considered a separate and distinct occurrence and the date of each occurrence shall be deemed to be as follows:
1.	If the case is compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the beginning of the disability for which compensation is payable;

Effective: January 1, 2010	Page 6 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

2.	If the case is not compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the disability due to said disease actually began;

3.	Where claim is made after employment has ceased, then the date of the cessation of employment shall be deemed to be the date of disability;

4.	Notwithstanding the foregoing, in the incidence of a sudden catastrophic event not exceeding 72 hours in duration including traumatic injury or death, all losses to all employers shall be deemed a Loss Occurrence.
ARTICLE 12 — REINSURANCE PREMIUM
The rates set forth in Section 4 of the attached Exhibits A., B., C. and D., shall be applied to the Subject Earned Premium for the Business Covered hereunder, as stated in Paragraph D. of Article I – Business Covered.
A.	The term “ Earned Premium” as used herein is equal to the sum of the Net Premiums Written on the business covered hereunder during the period under consideration, plus the unearned premium reserve as respects premiums in force at the beginning of such period, less the unearned premium reserve as respects premiums in force at the end of the period, said unearned premium is to be calculated on a monthly pro rata basis.

B.	The term “Net Premiums Written” shall mean gross premiums written less returns, allowances and reinsurances which inure to the benefit of the Subscribing Reinsurer.
ARTICLE 13 — REPORTS AND REMITTANCES
A.	The Company shall furnish the Subscribing Reinsurer with all necessary data respecting premiums and losses for as long as one of the parties hereto has a claim against the other arising from this Contract.

B.	Reinsurance Premiums are settled between the Company and the Subscribing Reinsurer, no less frequently than on a quarterly basis.

For purposes of calculating the minimum and deposit premium paid by each company (Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company), the minimum and deposit premium was multiplied by the ratio that the Subject Earned Premium of each bore to the total Subject Earned Premium of the Company. The Company submitted finalized accounts to the Subscribing Reinsurer in 2009, summarizing the actual Subject Earned Premium for the previous year. The difference between the Annual Deposit premium and the actual Subject Earned Premium was settled to/from the Company. However, the annual adjusted premium was not less than the Annual Minimum premium for each layer, set forth below:

	Annual	Annual
Layer	Deposit	Minimum
First Layer	$7,012,000	$6,310,800
Second Layer	$5,779,000	$5,201,100
Third Layer	$2,023,000	$1,820,700
Fourth Laver	$1,015,000	$913,500

Total	$15,829,000	$14,246,100

Effective: January 1, 2010	Page 7 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

C.	The Subscribing Reinsurer has made payment to the Company for its portion of Loss and Loss Adjustment Expense obligations presented prior to 12:01 a.m. Local Standard time, January 1, 2009 and shall immediately make payment to the Company for its portion of the Loss and Loss Adjustment Expenses obligations, upon reasonable evidence to be furnished by the Company, of the amount due or to be due after the effective date of this contract.
ARTICLE 14 — ACCESS TO RECORDS (LM-00100-2007.08.13-A)
A.	A. Except as otherwise provided in this Article, the Subscribing Reinsurer, or its duly authorized representative, may upon reasonable prior written notice to the Company, at the Subscribing Reinsurer’s own expense, examine at the offices of the Company or its affiliates, during normal office hours, the Company’s accounting, underwriting, or claim records and files, or any such additional relevant records and files, as they exist in the Company’s or its affiliates’ possession or reasonable control, relating to business ceded under this Contract. The Subscribing Reinsurer’s notice shall reasonably describe the nature of the inspection that it wishes to conduct, the persons conducting the inspection and upon notice of available files from the Company, the files that it wishes to review. Subject to the limitations expressed in this Article, this right of inspection shall survive termination or expiration of this Contract and shall continue as long as either Party has any rights or obligations under this Contract.

B.	The Company reserves the right to deny the Subscribing Reinsurer access to records or files concerning any particular claim(s) if the Subscribing Reinsurer has not disputed liability for payment of such claim(s), and payment of such claim(s) is more than ninety (90) days overdue according to the Company’s records. The Company shall, however, prior to an arbitration demand that may be instituted by either party, continue to respond to reasonable specific requests for information and questions raised by the Subscribing Reinsurer concerning such claims; and nothing in this Article shall restrict the right or ability of the Subscribing Reinsurer to seek discovery of relevant information in an arbitration proceeding pursuant to the Arbitration Article of this Contract.

C.	As a condition precedent to access to records under this Article, the Subscribing Reinsurer, its personnel and any authorized third party representative of the Subscribing Reinsurer shall agree to the provisions of the Confidentiality Article of this Contract.

D.	The Company reserves the right to withhold any documents from the Subscribing Reinsurer (1) concerning Trade Secrets of the Company or its affiliates, (2) subject to the terms of a third party non-disclosure agreement with the Company or its affiliates requiring third party consent to disclosure, (3) subject to the Work Product Privilege or Attorney-Client Privilege or (4) concerning individual private information that as a matter of law cannot be disclosed by the Company or its affiliates (hereinafter referred to in the Contract as “Privileged Documents”). The Company shall reasonably try to exempt the Subscribing Reinsurers from any third party non-disclosure agreement or obtain consent from the third party to disclose to the Subscribing Reinsurer.

E.	Notwithstanding the foregoing, the Company shall permit and not object to the Subscribing Reinsurer’s access to Privileged Documents falling within (3) above, in connection with the underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim, with prejudice against all claimants, and all parties to such adjudications; provided that the Company, may defer release of such Privileged Documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, which might jeopardize the Company’s or its affiliates’ defense by release of such Privileged Documents. In the event that the Company shall seek to defer release of such Privileged Documents or to withhold documents concerning Trade Secrets, it will in consultation with the Subscribing Reinsurer take other steps as reasonably necessary to provide the Subscribing

Effective: January 1, 2010	Page 8 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

Reinsurer with the information it reasonably requires to indemnify the Company without causing a loss of such privileges or protections. The Subscribing Reinsurer, however, shall not have access to Privileged Documents relating to any dispute between the Company and the Subscribing Reinsurer.

F.	For purposes of this Article, “Trade Secrets” shall have the meaning provided in Section 1839 of the United States Economic Espionage Act of 1996. “Attorney-Client Privilege” shall mean communications of a confidential nature between a) the Company or its affiliates, or anyone retained by or in the control of the Company or its affiliates, or their in-house or outside legal counsel, or anyone in the control of such legal counsel, and b) any in-house or outside legal counsel which relate to legal advice being sought by the Company or its affiliates and/or which contains legal advice being provided to the Company or its affiliates. “Work Product Privilege” shall mean communications, written materials and tangible things prepared by or for in-house or outside counsel, or prepared by or for the Company or its affiliates, in anticipation of or in connection with litigation, arbitration, or other dispute resolution proceedings.
ARTICLE 15 — AMENDMENTS
This Contract may be amended by mutual consent of the parties expressed in an addendum; and such addendum, when executed by both parties, shall be deemed to be an integral part of this Contract and binding on the parties hereto.
ARTICLE 16 — ARBITRATION (LM-00200-2007.05.03-A)
A.	Disputes to be Arbitrated. With the exception of any dispute resolution procedures that are otherwise contained in this Contract, any and all disputes between the Company and any Subscribing Reinsurer or Reinsurers (“Party individually or “Parties” collectively) arising out of, relating to, or concerning this Contract, whether sounding in contract or tort and whether arising during or after this Contract’s formation, or after its termination, including disputes as to whether the Contract was validly formed or is voidable, shall be submitted to the decision of an arbitration panel (“Panel”). The Panel shall consist of an umpire and two party-appointed arbitrators unless a Party meets the requirements of Paragraph C of this Article and demands arbitration pursuant thereto, in which case the Panel would consist of an umpire only.

B.	Procedures. Except as provided herein, any arbitration shall be based upon the Procedures for the resolution of U.S. Insurance and Reinsurance Disputes, Regular Panel Version, dated April 2004 (the “Procedures”), developed by the Insurance and Reinsurance Dispute Resolution Task Force, subject to the following modifications:
1.	Qualifications of the arbitrators and umpires shall be in accordance with Alternative section 6.2 of the Procedures.

2.	The Parties hereby designate the umpire list maintained by ARIAS (U.S.) as the list to be used in the event that section 6.7(a) of the Procedures is invoked.

3.	Unless otherwise mutually agreed, the members of the Panel shall be impartial and disinterested. The members of the Panel may not be: (1) in the control of any Party or its parent, affiliate, or agent, (2) a former director or officer of any Party or its parent, affiliate, or agent, or (3) a likely witness in the arbitration. The requirement of impartiality means that all members of the Panel shall have the same obligation to approach the Panel’s duties and decisions with fairness and without consideration for the fact that Panel members may have been appointed by one of the Parties. The requirement of impartiality does not mean that any arbitrator can have no previous knowledge of or experience with respect to issues involved in the dispute or disputes.

Effective: January 1, 2010	Page 9 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

4.	The first sentence of Section 10.4 of the Procedures shall be replaced by the following sentence: “The Panel shall require that each Party submit concise written statements of position, including summaries of the facts and evidence a Party intends to present, discussion of the applicable law and the basis for the requested Award or denial of relief sought.”

5.	Once the Panel has been constituted, no Party (or anyone acting for a Party) shall have any communications concerning the arbitration or any of the issues before the Panel with any member of the Panel that is not also disclosed to all other Parties and all members of the Panel. Each Panel member shall have a continuing duty to disclose promptly to all Parties and all Panel members any violation of this prohibition and the specifics of any improper communications that occurred. This prohibition shall remain in place until all challenges to any arbitration awards and decisions have been either waived or finally concluded.

6.	Section 11.1 of the Procedures shall be replaced by the following provision: “The Parties may propound discovery seeking disclosure of such information and/or documents relevant to the dispute or necessary for the proper resolution of the dispute.”

7.	Position statements may be amended at any reasonable time, but not later than the close of discovery without a showing to the Panel that the amending Party could not reasonably have raised the new claim or issue at an earlier time.

8.	The Panel shall hold an evidentiary hearing, if one is necessary, within one year of the arbitration demand, unless the Parties otherwise agree. Should a Party seek a reasonable extension to this time frame for good cause shown, the other Party’s agreement shall not be unreasonably withheld.

9.	To the extent permitted by the law, the Panel shall have the authority to issue subpoenas and other orders to enforce its decisions.

10.	The Panel may award reasonable attorneys’ fees and arbitration costs to the prevailing Party, as determined by the Panel.

11.	Section 14.3 of the Procedures shall be replaced by the following provision: “The Panel shall make a decision and issue an award with regard to the terms expressed in this Contract, and the custom and practice of the property and casualty insurance and reinsurance business. The Panel shall not be obligated to follow the strict rules of law and evidence.”
C.	Alternative Streamlined Procedures. Notwithstanding the foregoing provisions of this Article, the Alternative Streamlined Procedures set forth in section 16 of the Procedures, as modified by sections B3, B4, and B9 through B11 of this Article, shall apply in the event that, in a consolidated proceeding or otherwise, the Party initiating arbitration is seeking payment of a total amount that is no greater than one million dollars ($1,000,000), or the currency equivalent thereof. Sections 16.1, 16.2, 16.3 and the second sentence of section 16.4 of the Alternative Streamlined Procedures shall not apply. The Parties agree to comply with section 6.7 of the Procedures to appoint a single umpire, and hereby designate the umpire list maintained by ARIAS (U.S.) as the list to be used in section 6.7(a).

D.	Hearing Location. The hearing shall be held in Boston, Massachusetts, unless the Parties mutually agree to a different location.

E.	Confirmation. Either Party may apply to a court of competent jurisdiction for an order confirming any award of the Panel; a judgment of that court shall thereupon be entered on any award. If such an order is issued, the Party against whom confirmation is sought shall pay the attorneys’ fees incurred of the Party who applied for the confirmation order and all court costs of any such proceeding.

Effective: January 1, 2010	Page 10 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

F.	Equitable Relief from a Court of Law. Nothing herein shall be construed to prevent any participating Party from applying to a court of competent jurisdiction to issue a restraining order or other equitable relief to maintain the “status quo” of the Parties participating in the arbitration pending the decision and award by the Panel.

G.	Consolidated Proceedings.
1.	Same contract, single Subscribing Reinsurer. Both the Company and any single Subscribing Reinsurer on this Contract have the right to combine any and all disputes between them that concern this Contract (including any renewal of this Contract or any contract for which this Contract is a renewal) into a single arbitration proceeding before a single Panel, except that the standard for determining whether a Party may add a new issue, claim, or dispute to an arbitration proceeding shall be the standard for amending a Position statement, as set forth in Paragraph B7 of this Article.

2.	Multiple contracts, single Subscribing Reinsurer. The Company has the right to combine any and all disputes between the Company and a single Subscribing Reinsurer into a single arbitration proceeding before a single Panel where such disputes involve this Contract and any additional contracts between the two Parties, except that the standard for determining whether a Party may add a new issue, claim, or dispute to an arbitration proceeding shall be the standard for amending a Position statement, as set forth in Paragraph B7 of this Article.

3.	Same contract, multiple Reinsurers. At the Company’s option, if more than one Subscribing Reinsurer is involved in arbitration relating to this Contract, where there are common questions of law or fact and a possibility of conflicting awards or inconsistent results, all such Reinsurers shall constitute and act as one Party for purposes of this Article and communications shall be made by the Company to each of the Reinsurers constituting the one Party; provided, however, that the Reinsurers shall have the right to assert several, rather than joint defenses or claims, and to be represented by separate counsel. This provision shall not change the liability of each of the Reinsurers under the terms of this Contract from several to joint.
H.	Choice of Law. The law set forth in the Governing Law Article shall apply to this Arbitration Article. In addition, to the extent the Panel (or the umpire in an Alternative Streamlined Procedure) looks to applicable law, such Panel or umpire shall apply the law as set forth in the Governing Law Article of this Contract.

I.	Option to Litigate. Notwithstanding the foregoing provisions of this Article, to the extent that the Company has demanded payment of a total amount of at least twenty million dollars ($20,000,000) or the currency equivalent thereof from any Subscribing Reinsurer or from the Reinsurers, the Company reserves the right to initiate litigation to resolve any disputes arising from such demand.

J.	Survival of Article. This Article shall survive the termination or expiration of this Contract.
ARTICLE 17 — ASSIGNMENT, NOVATION, OR TRANSFER (LM-00300-2007.10.05-A)
This Contract shall be binding upon and inure to the benefit of the Company and the Subscribing Reinsurer and their respective successors and assigns; provided, however, that this Contract may not be assigned, novated or transferred, including any attempted transfer of rights and/or obligations under any U.S. or foreign statute, legislation or jurisprudence, by either the Company or the Subscribing Reinsurer, or as the result of the actions of a parent company or affiliated entity of either, without the prior written consent of the other. In the event of any assignment, novation or transfer, the assignor, novator or transferor shall remain liable under this Contract, and further guarantees the

Effective: January 1, 2010	Page 11 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

performance of all obligations of any assignee, novatee or transferee under this Contract. Notwithstanding the foregoing, the Company may assign this Contract to an affiliated entity, without the Subscribing Reinsurer’s written consent.
ARTICLE 18 — CONFIDENTIALITY CLAUSE (LM-00400-2005.11.10-A)
A.	Confidential Information. The submission materials, and any Policy, financial, underwriting, accounting, and claims information, data statements, representations, and other materials provided by the Company or it affiliates and received by the Subscribing Reinsurer in the course of an audit, inspection, or otherwise, represent confidential or proprietary information (“Confidential Information”). This Confidential Information is intended for the sole use of the Subscribing Reinsurer (and its retrocessionaires, respective auditors, accountants, and legal counsel) as may be necessary in analyzing and/or accepting a participation in and/ or executing its responsibilities under or related to this Contract. The Subscribing Reinsurer acknowledges and agrees that with respect to any review of Confidential Information by the Subscribing Reinsurer, and/or discussion of Confidential Information, the Company and its affiliates do not waive and do not intend to waive any available privilege or protection. The review of Confidential Information by the Subscribing Reinsurer and/or discussion of Confidential Information with the Company or its affiliates shall not destroy, waive, or otherwise impair the proprietary and/or protected status of any Confidential Information or any information revealed in such discussion with the personnel of the Company or its affiliates, whether reviewed by and/or discussed with the Subscribing Reinsurer intentionally or inadvertently, nor does the review of the Confidential Information and/or discussion of Confidential Information with the Company or its affiliates constitute an estoppel or waiver of the Company’s or its affiliates’ rights to assert the attorney-client or work-product privileges, or any other applicable privilege or protection, over certain documents contained in the Company’s or its affiliates’ files and/or certain information.

B.	The Company and the Subscribing Reinsurer agree that no confidentiality obligations will apply to Confidential Information to the extent such Confidential Information: (1) is or becomes available to the public, other than as a result of impermissible disclosure by the Subscribing Reinsurer, (2) was or became available lawfully to the Subscribing Reinsurer from a source, other than the Company, its affiliates or their personnel, that is not subject to a confidentiality obligation, (3) was developed independently by the Subscribing Reinsurer prior to disclosure by the Company, its affiliates or their personnel, as demonstrated by the Subscribing Reinsurer’s records, or (4) is required to be disclosed by law, regulation, court, or regulatory agency action, subject to Paragraph E of this Article.

C.	The Subscribing Reinsurer agrees to preserve all confidentiality and privilege pertaining to all Confidential Information provided by the Company and all knowledge and information gained through its review of Confidential Information or discussions with the personnel of the Company or its affiliates. The Subscribing Reinsurer further agrees not to disclose any such Confidential Information to any other person or entity except as such disclosure may be necessary to its retrocessionaires, accountants, attorneys, auditors, actuaries or third party catastrophe modelers or as otherwise required by law. The Subscribing Reinsurer agrees that no Confidential Information is to be copied and/or removed from the Company’s or its affiliates’ premises without the express permission of the Company.

D.	Non-Public Personally Identifiable Information. Additionally, any disclosure of non-public personally identifiable information shall comply with all state and federal statutes and regulations governing the disclosure of non-public personally identifiable information. “Non-public personally identifiable information” is financial or medical information of or concerning a private person which either has been obtained from sources which are not available to the general public or obtained from the person who is the subject and which information is included in data files exchanged by

Effective: January 1, 2010	Page 12 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

the parties hereto. For the purposes hereof, the terms shall include data elements such as names and addresses of individuals. Disclosing or using this information for any purpose beyond the scope of this Contract, or beyond the exceptions set forth above, is expressly forbidden without the prior consent of the Company.

E.	Third-Party Demand. Should the Subscribing Reinsurer receive a third-party demand pursuant to subpoena, summons, or court or governmental order, to disclose Confidential Information (including Non-public personally identifiable information) that has been provided by the Company or its affiliates, the Subscribing Reinsurer shall make commercially reasonable efforts to notify the Company promptly upon receipt of the demand and prior to disclosure of the Confidential Information and provide the Company a reasonable opportunity to object to the disclosure. If the Company timely objects to the release of the Confidential Information, the Subscribing Reinsurer will comply with the reasonable requests of the Company in connection with the Company’s efforts to resist release of the Confidential Information. The Company shall bear the cost of resisting the release of the Confidential Information.

F.	Survival. The parties agree that the obligations contained in this Article shall survive the expiration or termination of this Contract.
ARTICLE 19 — CURRENCY (LM-00500-2005.08.09)
Whenever a reference to a monetary currency appears in this Contract, it shall be construed to mean United States Dollars (“USD”). However, in those cases where the Policies are issued by the Company using Canadian Dollars (“CAD”), it shall mean Canadian Dollars. All payments made by either party shall be made in United States Dollars except that payments made involving Policies issued using Canadian Dollars shall be made in Canadian Dollars. All amounts paid or received by the Company in any other currency shall be converted into United States Dollars at the rate of exchange on the date at which it is entered on the books of the Company.
ARTICLE 20 — DIVIDENDS AND TAXES (LM-00600-2005.06.02-A)
In consideration of the terms of this Contract, the Company shall not claim any deduction in respect of any amount paid as dividends or as reinsurance premium when making tax returns, other than income or profits tax returns to any State or to the District of Columbia.
ARTICLE 21 — ENTIRE AGREEMENT (LM-00701-2005.08.24-A)
This Contract and the Novations of which it forms a part, shall constitute the entire agreement between the Company and the Subscribing Reinsurer with respect to the subject matter of this Contract and shall supersede all prior understandings, negotiations and discussions, whether oral or written, by or between the Company and the Subscribing Reinsurer relating to the subject matter hereof. There are no general or specific warranties, representations or other agreements by or among the Company and the Subscribing Reinsurer in connection with entering into this Contract except as specifically set forth in this Contract. Notwithstanding the foregoing, this Contract may be amended or modified only by a writing signed by both the both the Company and the Subscribing Reinsurer.

Effective: January 1, 2010	Page 13 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

ARTICLE 22 — ERRORS AND OMISSIONS (LM-00800-2005.06.02-A)
Any inadvertent delay, omission, or error in complying with the terms and conditions of this Contract shall not be held to relieve either party hereto from any liability, which would attach to it hereunder if such delay, omission, or error had not been made, provided such delay, omission, or error is rectified upon discovery.
ARTICLE 23 — FEDERAL EXCISE TAX (LM-01000-2005.08.24-A)
A.	This Article is applicable to any Subscribing Reinsurer who is domiciled outside of the United States of America, except for any Subscribing Reinsurer exempt from Federal Excise Tax. A Subscribing Reinsurer that claims exempt status from Federal Excise Tax shall provide to the Company, upon its request, proof that the exempt status adequately satisfies the demands of the U.S. Internal Revenue Service, Department of the Treasury, or its successor and/or other applicable U.S. government authority.

B.	Each Subscribing Reinsurer shall allow the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) for the purpose of paying Federal Excise Tax to the extent such premium is subject to such tax.

C.	In the event of any return of premium, the Subscribing Reinsurer shall deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent shall recover such tax from the United States Government.
ARTICLE 24 — FEDERAL TERRORISM EXCESS RECOVERY (LM-01100-2007.12.28-A)
A	Any loss reimbursement the Company receives from the United States Government under the Terrorism Risk Insurance Act of 2002 and any subsequent amendments thereto (“TRIA”) as a result of loss occurrences commencing during the term of this Contract shall apply as follows:

B.	Except as provided below, any loss reimbursement under TRIA shall inure solely to the benefit of the Company and shall be entirely disregarded in applying all of the provisions of this Contract.

C.	If one or more loss occurrences commencing during the term of this Contract result(s) in reinsurance recoveries to the Company under this Contract and reimbursement under TRIA, and such amounts, together with any other reinsurance recoveries to the Company for said loss occurrence(s), exceed the total amount of “Insured Losses” to the Company, any amount in excess thereof shall be held by the Company. The Company shall then reimburse the Subscribing Reinsurer a portion of such excess recovery in an amount equal to the proportion that the Subscribing Reinsurer’s payment under this Contract bears to the total treaty reinsurance recoveries to the Company for Insured Losses for said loss occurrence(s). Provided, however, that in no event shall such reimbursement exceed the amount paid by the Subscribing Reinsurer to the Company under this Contract.

D.	For purposes hereof, if a loss reimbursement received by the Company under TRIA is based on the Company’s Insured Losses in more than one loss occurrence and neither the Secretary of the Treasury nor his delegate specifies the amount of loss allocable to each respective loss occurrence, the reimbursement shall be pro-rated in the proportion that the Company’s Insured Losses in each loss occurrence bears to the Company’s total Insured Losses resulting from all loss occurrences to which the reimbursement applies.

E.	For purposes of this Article, “Insured Loss(es)” shall have the same meaning as set forth in Section 102(5) of TRIA.

Effective: January 1, 2010	Page 14 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

ARTICLE 25 — GOVERNING LAW (LM-01200-2005.06.02-A)
The validity and interpretation of this Contract shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts.
ARTICLE 26 — INSOLVENCY (LM-01300-2005.08.24-A)
(If more than one reinsured company is referenced within the definition of “Company” in the Preamble to this Contract, this Article shall apply severally to each such company. Further, this Article and the laws of the domiciliary state shall apply in the event of the insolvency of any company intended to be covered hereunder. In the event of a conflict between any provision of this Article and the laws of the domiciliary state of any company intended to be covered hereunder, that domiciliary state’s laws shall prevail.)
A.	In the event of the insolvency of the Company, reinsurance under this Contract shall be payable on demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent Company by any court of competent jurisdiction or by any liquidator, receiver, conservator, or statutory successor of the Company having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, conservator, or statutory successor has failed to pay all or a portion of any claims. Such payments by the Subscribing Reinsurer shall be made directly to the Company or its liquidator, receiver, conservator, or statutory successor, except to the extent Section 4118(a) of the New York Insurance Law applies, or except (a) where the Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company, or (b) where the Subscribing Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Subscribing Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

B.	It is agreed, however, that the liquidator, receiver, conservator, or statutory successor of the insolvent Company shall give written notice to the Subscribing Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the Subscribing Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Subscribing Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit, which may accrue to the Company solely as a result of the defense undertaken by the Subscribing Reinsurer.

C.	Where two or more Reinsurers are involved in the same claim and a majority in interest elects to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the insolvent Company.

D.	With respect to California Workers Compensation loss(es), it is agreed that in the event of any delinquency proceeding, receivership, or insolvency of the Company and/or the failure of the Subscribing Reinsurer, for any reason, to make payments under this Contract, the Insurance Commissioner of California may, upon 30-days notice, draw upon any sums from the deposit made by the Subscribing Reinsurer in accordance with the provisions of sections 11691 – 11703 of the California Insurance Code.

Effective: January 1, 2010	Page 15 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

ARTICLE 27 — INTEREST PENALTY (LM-01400-2005.08.24-A)
A.	The interest amounts provided for in this Article shall apply to the Subscribing Reinsurer or to the Company in the following circumstances:
1.	If a loss payment owed by the Subscribing Reinsurer to the Company is not received within 45 calendar days following the date of presentation to the Subscribing Reinsurer of information necessary to approve payment of the claim, and/or

2.	If any premium payment owed by the Company to the Subscribing Reinsurer is not received within 45 calendar days following the date on which payment is due, and/or

3.	If any premium adjustment, agreed by either Party to the other, is not received within 150 calendar days following the expiry or anniversary of this Contract, and/or

4.	If any return of premiums, commissions, profit sharing, or any amounts not provided in subparagraphs 1, 2, and 3 above, are not received in accordance with the date specified in this Contract or if no date is specified, within 90 calendar days following the date the debtor Party received the billing.
B.	Failure by the Subscribing Reinsurer or Company to comply with their respective payment obligations within the time periods as herein provided shall, as of that date, be subject to an interest payment computed by multiplying the amount due by a variable rate consisting of the U.S. Prime Rate as published in the Eastern Edition of The Wall Street Journal on the first day of the calendar month in which the amount became past due, plus 2%. The variable rate shall be adjusted monthly thereafter to equal the U.S. Prime Rate as published in the Eastern Edition of The Wall Street Journal on the first day of each successive month during which the amount due remains unpaid, plus 2%. The product shall then be multiplied by 1/365 for each day after the due date that the amount due and the interest amount remain unpaid. Any interest that occurs pursuant to this Article shall be calculated by the Party to which it is owed.

C.	The validity of any claim or payment may be contested under the provisions of this Contract. If the debtor Party prevails in arbitration or any other proceeding with respect to the amounts in dispute, there shall be no interest penalty due. If the creditor Party wholly or partially prevails on any of the amounts in dispute, the interest penalty shall be awarded as outlined above. Such interest penalty shall be calculated from the date the monies were due and owing to the date of resolution of the arbitration or proceeding, and shall be payable as of the date of resolution of the arbitration or proceeding.

D.	If a Subscribing Reinsurer advances the entire or partial payment of any claim it is contesting, and wholly or partially prevails in the contest, the Company shall promptly return the applicable amount of such payment. The arbitrator(s) hearing such dispute shall determine if interest shall be added to the amount returned by the Company.

E.	Any interest owing pursuant to this Article may be waived by the Party to which it is owed. Further, any interest calculated pursuant to this Article that is $100 or less shall be waived. Any waiver of any interest pursuant to this paragraph, however, shall not affect the waiving Party’s right to claim and/or pursue interest for any other failure by the other Party to make payment when due under this Article.
ARTICLE 28 — LOSS ADJUSTMENT AND SETTLEMENT (LM-01500-2006.09.07-A)
A.	The Company shall give notice, as soon as practicable, to the Subscribing Reinsurer of any claim that it has reason to believe could involve this Contract. The Company shall keep the Subscribing

Effective: January 1, 2010	Page 16 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

Reinsurer informed of significant developments likely to affect the cost of any claim or claims hereunder.

B.	The Company may commence, continue, defend, settle, or withdraw from actions, suits, or prosecutions and, generally, do all such things relating to any claim or loss in which the Subscribing Reinsurer is interested as, in the Company’s judgment, may be beneficial or expedient to the Company and the Subscribing Reinsurer. The Company shall be the sole judge as to what claims are covered under the Policies. All of the Ultimate Net Loss and Loss Occurrences, as well as all loss settlements made and judgments paid by the Company, provided they are within the terms of this Contract either under the strict conditions of the Policies or by way of compromise, shall be unconditionally binding upon the Subscribing Reinsurer, who agrees to pay all amounts for which they are liable immediately upon reasonable evidence of the amount due being furnished to the Subscribing Reinsurer by the Company. The true intent of this Contract is that the Subscribing Reinsurer shall, in every case to which this Contract applies, follow the settlements and the fortunes of the Company.

C.	The Company shall advise the Subscribing Reinsurer of all claims which:
1.	Are reserved by the Company in excess of 50.0% of the Company’s retention.
ARTICLE 29 — MEDIATION (LM-03000-2005.12.20-A)
A.	In the event of any dispute or difference of opinion arising out of or relating to this Contract, including but not limited to the formation, interpretation, performance or breach of this Contract, whether such dispute arises before or after the expiration of this Contract, the Company and the Subscribing Reinsurer may mutually agree in writing that, prior to or at any time during an arbitration proceeding, they will submit such dispute or difference of opinion to non-binding mediation which will be held at a location mutually agreed by the parties. The parties agree that any non-binding mediation conducted during any stage of an arbitration process shall be conducted concurrently with such arbitration process, and that the arbitration process or proceedings shall not be stayed unless both the Company and the Subscribing Reinsurer otherwise agree.

B.	Each Party shall submit a list of not more than four (4) potential mediators to the other party within the fourteen (14) days of reaching such mutual agreement. The two Parties shall then agree on the appointment on one (1) mediator from the combined lists within seven (7) days. The mediator shall be a neutral, impartial third party, without past employment or directorial relationships with the parties to the mediation. Such mediator shall make full disclosure of all past partisan relationships with either the Company or Subscribing Reinsurer to the parties within seven (7) days of his or her notification that he or she has been selected as a Mediator.

C.	If the Company and the Subscribing Reinsurer cannot agree on a mediator within twenty-one (21) days from the date of a mutual agreement to mediate, then arbitration proceedings may commence in accordance with the Arbitration Article.

D.	The mediator will schedule an initial mediation session within thirty (30) days of his or her appointment and will be responsible for the formulation of an agenda to be distributed to the parties involved in the mediation not less than five (5) days before the mediation commences.

E.	The mediator will not have the power of enforcement of any agreement between the parties nor will the mediator have any right to assess any damages, including punitive damages, to either party participating in the mediation.

Effective: January 1, 2010	Page 17 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

F.	If, in the opinion of the mediator, the parties cannot resolve the dispute or difference of opinion, arbitration proceedings may commence in accordance with the Arbitration Article. In any event, the mediation shall conclude within sixty (60) days of its referral to the mediator. Should the mediation not be resolved in sixty (60) days, then arbitration proceedings may commence in accordance with the Arbitration Article.

G.	Each Party shall bear the expense of its own representatives and shall jointly and equally bear with the other Party the expenses of the mediator and the place of mediation.
ARTICLE 30 — OFFSET (LM-01700-2005.06.02-A)
Each Party to this Contract together with their successors or assigns shall have and may exercise, at any time, the right to offset any balance(s) due the other (or, if more than one, any other). Such offset may include balances due under this Contract, and any other contracts between the parties, whether such balances arises from premium, losses, or otherwise, and regardless of the capacity of any party, whether as assuming and/or ceding insurer, under the various reinsurance contracts involved, provided however, that in the event of insolvency of a Party hereto, offsets shall only be allowed in accordance with the provisions of the applicable law, statute, or regulation governing such offset.
ARTICLE 31 — REINSURER CLAIMS OBLIGATIONS (LM-03100-2007.10.10-A)
It is understood and agreed that the Subscribing Reinsurer will fulfill its obligations under the Loss Adjustment and Settlement Article, until all claims have been reported and settled. Without first obtaining the Company’s written consent, the Subscribing Reinsurer will not, either directly or as the result of an action of a parent company or an affiliated entity, invoke any U.S. or foreign statute, legislation, or jurisprudence that purports to enable the Subscribing Reinsurer to require the Company to settle their claims liabilities, including but not limited to any estimated or undetermined claims liabilities, under this Contract on an accelerated basis. It is further expressly understood and agreed that in the event the Subscribing Reinsurer attempts to require the Company to settle their claims liabilities on an accelerated basis, the Company shall continue to have the right to utilize or to draw upon Letters of Credit or other collateral, under the terms of this Contract. This Article does not prevent the Company and the Subscribing Reinsurer from settling any claims liabilities using a commutation process that is agreeable to both parties. This Article shall in no way affect the rights and obligations of the Company and the Subscribing Reinsurer under the Insolvency Article.
ARTICLE 32 — SALVAGE AND SUBROGATION (LM-01800-2006.09.12-A)
A.	The Subscribing Reinsurer shall be credited with its share of salvage and/or subrogation in respect of claims and settlements under this Contract, less its share of recovery expense. Unless the Company and the Subscribing Reinsurer agree to waive such rights in the settlement of a disputed claim, or the Company and the Subscribing Reinsurer agree to the contrary, the Company enforces the right to salvage and/or subrogation and shall prosecute all claims arising out of such right. Should the Company refuse or neglect to enforce this right, the Subscribing Reinsurer is hereby empowered and authorized to institute appropriate action in the name of the Company.

B.	Amounts recovered from salvage and/or subrogation and the expense of any salvage and/or subrogation proceedings brought by the Company or the Subscribing Reinsurer to enforce such rights shall be apportioned between the Company and the Subscribing Reinsurer in the ratio of their respective interests in the total salvage and/or subrogation recovery, and shall be in addition to the limits hereon. In the event there is a failure to obtain a salvage and/or subrogation

Effective: January 1, 2010	Page 18 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

recovery, the expense of the proceedings shall be apportioned between the Company and the Subscribing Reinsurer in the ratio of their respective interests in the total loss.

C.	All salvage and/or subrogation recoveries obtained by either party, subsequent to payments made by the Subscribing Reinsurer under this Contract, shall be applied as if obtained prior to said payments and all necessary adjustments shall be made between the Company and the Subscribing Reinsurer as soon as practicable after said salvage and/or subrogation recovery is obtained.

D.	The Company shall have the right, before the happening of the loss, to waive its right of subrogation as to that loss.
ARTICLE 33 — SERVICE OF SUIT (LM-01900-2005.08.24-A)
(This article applies to unauthorized Reinsurers and to Reinsurers who are domiciled outside the United States of America.)
A.	This Service of Suit Article will not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.

B.	In the event of the failure of the Subscribing Reinsurer to pay any amount claimed to be due hereunder, the Subscribing Reinsurer, at the request of the Company, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Subscribing Reinsurer’s right to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any state in the United States. The Subscribing Reinsurer, once the appropriate Court is selected, whether such court is the one originally chosen by the Company and accepted by the Subscribing Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, will comply with all requirements necessary to give said Court jurisdiction and, in any suit instituted against any of them upon this Contract, will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

C.	Service of process in such suit may be made upon; Mendes & Mount, LLP, 750 Seventh Avenue, New York, NY 10019-6829.)

D.	The above-named are authorized and directed to accept service of process on behalf of the Subscribing Reinsurer in any such suit. Further, pursuant to any statute of any state, territory, or district of the United States that makes provision therefore, the Subscribing Reinsurer hereby designates the Superintendent, Commissioner, or Director of Insurance, or other officer specified for that purpose in the statute, or their successor(s) in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceedings instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.
ARTICLE 34 — SEVERABILITY (LM-02000-2005.06.02-A)
If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations, or public policy of any state, such provision shall be considered void in such state, but this shall not affect the

Effective: January 1, 2010	Page 19 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.
ARTICLE 35 — SPECIAL CONDITIONS (LM-02100-2007.10.05-A)
A. This Article applies only in the event that:
1.	A State Insurance Department or other legal authority orders the Subscribing Reinsurer to cease writing business or has imposed upon it any other restrictions on or conditions relating to the Subscribing Reinsurer’s license or conduct of business in any jurisdiction; or

2.	The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there have been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

3.	The Subscribing Reinsurer’s policyholders’ surplus or equity has been reduced by 25% or there has been a 25% reduction in the Subscribing Reinsurer’s stamp capacity or funds at Lloyd’s of the amount of surplus at the inception of this Contract; or

4.	The Subscribing Reinsurer has entered into a definitive agreement to become merged with, acquired, or controlled by any company, corporation, or individual(s) not controlling the Subscribing Reinsurer’s operations at the inception of this Contract; or

5.	The Subscribing Reinsurer’s A.M. Best Rating has been assigned or downgraded below A- or Standard and Poor’s Rating has been assigned or downgraded below A-; or

6.	The Subscribing Reinsurer fails to maintain its surplus at a level of at least 200% of the Subscribing Reinsurer’s Authorized Control Level Risk-Based Capital; or

7.	The Subscribing Reinsurer announces intentions to cease underwriting operations; or

8.	The Subscribing Reinsurer voluntarily ceases underwriting operations; or

9.	The Subscribing Reinsurer has reinsured its entire liability under this Contract; or.

10.	The Subscribing Reinsurer, directly or through the actions of a parent company or an affiliated entity, has or has attempted to assign, novate or transfer the Subscribing Reinsurer’s rights and/or obligations under this Contract, including any attempted transfer of rights and/or obligations under any U.S. or foreign statute, legislation or jurisprudence, without the Company’s prior written consent; or

11.	The Subscribing Reinsurer, directly or through the actions of a parent company or an affiliated entity, has invoked any U.S. or foreign statute, legislation or jurisprudence which purports to enable the Reinsurer to require the Company to settle its claims liabilities, including but not limited to any estimated or undetermined claims liabilities under this Contract, on an accelerated basis. This condition does not apply to any attempt to enforce a settlement of claims liabilities under a commutation process to which the parties have agreed.
B.	If one or more of the above-stated circumstances occur, the Company shall provide the Subscribing Reinsurer with a written statement of the Subscribing Reinsurer’s share of all paid recoverables, case reserves, loss adjustment expenses, incurred but not reported losses, reserves for unearned premium, and ceding commissions due under this Contract (collectively “Obligations”). Within fifteen (15) days of the Subscribing Reinsurer’s receipt of such statement, the Subscribing Reinsurer agrees to fund all Obligations by clean, irrevocable, and unconditional Letters of Credit payable exclusively to the Company and issued by a bank acceptable to the

Effective: January 1, 2010	Page 20 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

Company. At the Company’s request, the Subscribing Reinsurer shall agree to provide separate Letters of Credit for any distinct legal entities within the Company covered under this Contract. Such Letters of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from their dates of expiration or any future expiration dates, unless sixty (60) days prior to any expiration date the issuing bank shall notify the Company by certified mail that the issuing bank elects not to extend any Letter of Credit for any additional period.

C.	The Subscribing Reinsurer and Company agree that the Letters of Credit provided by the Subscribing Reinsurer, pursuant to the provisions of this Contract, may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company, or any successor, by operation of law, of the Company, including without limitation, any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Subscribing Reinsurer for one or more of the following purposes:
1.	To pay or reimburse the Company for:
a.	The Subscribing Reinsurer’s share under this Contract of premiums returned, but not yet recovered from the Subscribing Reinsurer, to the owners of Policies reinsured under this Contract due to cancellations of such Policies; and

b.	The Subscribing Reinsurer’s share, under this Contract, of surrenders and benefits or liabilities paid by the Company, but not yet recovered from the Subscribing Reinsurer, under the terms and provisions of the Policies reinsured under this Contract; and

c.	Any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Company.
2.	Where the Letters of Credit will expire without renewal or be reduced or replaced by Letters of Credit for a reduced amount and where the Subscribing Reinsurer’s entire obligations under this Contract remain unliquidated and undischarged ten (10) days prior to the termination date, to withdraw amounts equal to the Subscribing Reinsurer’s share of the liabilities, to the extent that the liabilities have not yet been funded by the Subscribing Reinsurer and exceed the amount of any reduced or replacement Letters of Credit, and deposit those amounts in a separate account in the name of the Company in a qualified U.S. financial institution apart from its general assets, in trust for such uses and purposes as specified above as may remain after withdrawal and for any period after the termination date.
D.	At annual intervals, or at the Company’s option, on a quarterly basis, the Company shall prepare an adjusted statement of the Subscribing Reinsurer’s Obligations, for the sole purpose of amending the Letters of Credit, in the following manner:
1.	If the statement shows that the Subscribing Reinsurer’s Obligations exceed the balance of credit as of the statement date, the Subscribing Reinsurer shall, within fifteen (15) days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letters of Credit increasing the amount of credit by the amount of such difference.

2.	If, however, the statement shows that the Subscribing Reinsurer’s Obligations are less than the balance of credit as of the statement date, the Company shall, within fifteen (15) days after receipt of written request from the Subscribing Reinsurer, release such excess credit by agreeing to secure an amendment to the Letters of Credit reducing the amount of credit available by the amount of such excess credit.

Effective: January 1, 2010	Page 21 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

E.	If the Subscribing Reinsurer fails to fund such Obligations by Letters of Credit as described above, the Company may terminate this Contract at any time by the giving of thirty (30) days prior written notice to the Subscribing Reinsurer.

F.	The coverage afforded by this Contract shall cease as of the date of termination and the Subscribing Reinsurer shall return the unearned premium, if any. If coverage hereunder terminates while a claim covered by this Contract is in progress, the Subscribing Reinsurer shall be liable subject to all other conditions hereof for its proportion of the entire claim, provided that the event giving rise to the claim started before such termination.

G.	If the Company elects to terminate this Contract, the Company shall have the option to commute the Subscribing Reinsurer’s liability for loss(es), whether reported or unreported, comprising the sum total of the present value of the ceded: (1) case reserves and allocated loss adjustment expense, (2) projected ultimate losses, (3) any unearned premium reserve, and (4) undiscounted outstanding paid claims (hereinafter the “Commutation Losses”), on Policies covered by this Contract as of the effective date of termination.
1.	The Company shall submit a statement of valuation showing the elements considered reasonable to establish the Commutation Losses, and the Subscribing Reinsurer shall pay the amount requested. In the event the Company and the Subscribing Reinsurer cannot agree on the statement of valuation of the Subscribing Reinsurer’s liability under such Policies, either party may request in writing that the differences be settled by a panel of three actuaries. Each party shall appoint an actuary to assess such liability within fifteen (15) days after receipt of the written request for commutation. Upon such appointment, the two actuaries shall appoint a third actuary. If the two actuaries fail to agree on the third actuary within thirty (30) days of their appointment, each of them shall nominate three individuals, of whom the other shall decline two, and the final decision shall be made by drawing lots. The actuaries shall then investigate and capitalize such Commutation Loss(es) within thirty (30) days. As used herein, “capitalize” shall mean to determine the present value of Commutation Losses, without regard to the Subscribing Reinsurer’s ability to pay such losses. The panel shall meet in Boston, Massachusetts, unless the Company and Subscribing Reinsurer agree otherwise.

2.	All actuaries shall be disinterested in the outcome of the commutation and shall be Fellows of the Society of Actuaries/Fellows of the Casualty Actuarial Society. Except as stated below, the expense of the actuaries and of the commutation shall be equally divided between the parties of the commutation.

3.	The decision in writing of the actuaries, when filed with the parties hereto, shall be final and binding, except that if the Company does not agree with the capitalized value of the Commutation Loss(es), the Company shall have no obligation to commute. In the event the Company does not agree with the capitalized value of the Commutation Loss(es) and does not move forward with commutation, the expense of the actuaries including reasonable expense of the actuary appointed by the Subscribing Reinsurer will be paid by the Company. If the Contract is commuted, payment by the Subscribing Reinsurer to the Company or any other third party mutually agreed upon by the Subscribing Reinsurer and the Company shall constitute a complete and final release of the Subscribing Reinsurer in respect to its liability under this Contract.
H.	Termination under the terms of this Article can be made after the date of expiration of this Contract.

Effective: January 1, 2010	Page 22 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

ARTICLE 36 — THIRD PARTIES (LM-02700-2005.09.27-A)
This Contract shall not be deemed to give any right or remedy to any third party whatsoever unless said right or remedy is specifically granted to such third party by the terms of this Contract.
ARTICLE 37 — UNAUTHORIZED REINSURANCE (LM-02500-2006.10.26-A)
(Applies only to a Subscribing Reinsurer who at the inception of the Contract or at any time thereafter does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company’s reserves.)
A.	As regards Policies issued by the Company coming within the scope of this Contract, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for unearned premium and losses covered hereunder which it shall be required by law to set up, it will forward to the Subscribing Reinsurer a statement showing the proportion of such reserves which is applicable to the Subscribing Reinsurer. The Subscribing Reinsurer hereby agrees to fund such reserves in respect of unearned premium, known outstanding losses that have been reported to the Subscribing Reinsurer and allocated loss adjustment expense relating thereto, losses and allocated loss adjustment expense paid by the Company but not recovered from the Subscribing Reinsurer, plus reserves for losses incurred but not reported as determined by the Company, as shown in the statement prepared by the Company (hereinafter referred to as “Subscribing Reinsurer Obligations”) by funds withheld, cash advances, or Letters of Credit unless the Company and the Subscribing Reinsurer otherwise agree, and/or the method of funding is determined by applicable law, statute, or regulation, the Subscribing Reinsurer shall agree to fund such Subscribing Reinsurer Obligations by Letters of Credit.

B.	When funding by Letters of Credit, the Subscribing Reinsurer agrees to apply for and secure timely delivery to the Company of clean, irrevocable, and unconditional Letters of Credit issued by a bank that is a qualified U.S. financial institution and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company’s reserves in an amount equal to the Subscribing Reinsurer’s proportion of said reserves. Such Letters of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from their date of expiration or any future expiration date unless 60 days prior to any expiration date the issuing bank shall notify the Company by certified mail that the issuing bank elects not to consider the Letters of Credit extended for any additional period.

C.	The Subscribing Reinsurer and Company agree that the Letters of Credit provided by the Subscribing Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company, or any successor, by operation of law, of the Company, including without limitation, any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Subscribing Reinsurer for one or more of the following purposes:
1.	To reimburse the Company for the Subscribing Reinsurer’s share of premiums returned to the owners of Policies reinsured under this Contract because of cancellations of the Policies;

2.	To reimburse the Company for the Subscribing Reinsurer’s share of surrenders and benefits or losses paid by the Company under provisions of the Policies reinsured under this Contract;

3.	To fund an account with the Company in an amount at least equal to the deduction for reinsurance ceded from the Company’s liabilities for Policies ceded under this Contract. The account shall include, but not be limited to, amounts for Policy reserves, claims and

Effective: January 1, 2010	Page 23 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

losses incurred (including losses incurred but not reported), loss adjustment expenses, and unearned premium reserves; and

4.	To pay any other amounts the Company claims are due under this Contract.
D.	The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company.

E.	At annual intervals, or at the Company’s option, on a quarterly basis, the Company shall prepare a specific statement of the Subscribing Reinsurer’s Obligations, for the sole purpose of amending the Letters of Credit, in the following manner:
1.	If the statement shows that the Subscribing Reinsurer’s Obligations exceed the balance of credit as of the statement date, the Subscribing Reinsurer shall, within 30 days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letters of Credit increasing the amount of credit by the amount of such difference.

2.	If, however, the statement shows that the Subscribing Reinsurer’s Obligations are less than the balance of credit as of the statement date, the Company shall, within 30 days after receipt of written request from the Subscribing Reinsurer, release such excess credit by agreeing to secure an amendment to the Letters of Credit reducing the amount of credit available by the amount of such excess credit.
F.	Any and all disputes between the Company and any Subscribing Reinsurer or Reinsurers (“Party”, individually, or “Parties”, collectively) arising out of, relating to, or concerning this Article shall be resolved pursuant to the ARIAS-U.S. Newer Arbitrator Program. Unless the Parties otherwise agree, the ARIAS Newer Arbitrator Program expedited proceeding with a single Newer Arbitrator shall be used to resolve any such disputes.

Effective: January 1, 2010	Page 24 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in triplicate, by their duly authorized representatives.
In Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ John D. Doyle
Signature	Signature

Kristin Ciotti	John D. Doyle

Name	Name

Assistant Secretary	Vice President and Comptroller

Title	Title
And in Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	PEERLESS INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ Michael J. Fallon
Signature	Signature

Kristin Ciotti	Michael J. Fallon

Name	Name

Assistant Secretary	Treasurer and Chief Financial Officer

Title	Title
And in Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	LIBERTY MUTUAL INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ John D. Doyle
Signature	Signature

Kristin Ciotti	John D. Doyle

Name	Name

Assistant Secretary	Vice President and Comptroller

Title	Title

Effective: January 1, 2010	Page 25 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

EXHIBIT A — FIRST EXCESS OF LOSS
SECTION 1 — LIMIT AND RETENTION (amounts shown are in terms of Ultimate Net Loss)
A.	The Company shall retain the first $2,000,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Subscribing Reinsurer shall then be liable for the amount by which the Company’s Ultimate Net Loss exceeds the retention of $2,000,000 but the liability of the Subscribing Reinsurer shall never exceed $1,000,000 any one Loss.

B.	It is understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention and reinsurance recovery will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of additional premium. For purposes of calculating reinstatement premium, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.
SECTION 3 — DEFINITION
A.	An “Act of Terrorism” for purposes of this Contract shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Contract.
SECTION 4 — REINSURANCE PREMIUM

Rate applied to
First Layer	Subject Earned Premium
Workers’ Compensation	0.984%

Estimated Subject Earned Premium:	$712,464,000

Effective: January 1, 2010	Page 26 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

EXHIBIT B — SECOND EXCESS OF LOSS
SECTION 1 — LIMIT AND RETENTION (amounts shown are in terms of Ultimate Net Loss)
A.	The Company shall retain the first $3,000,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Subscribing Reinsurer shall then be liable for the amount by which the Company’s Ultimate Net Loss exceeds the retention of $3,000,000 but the liability of the Subscribing Reinsurer shall never exceed $2,000,000 any one Loss Occurrence.

B.	It is understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention and reinsurance recovery will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of additional premium. For purposes of calculating reinstatement premium, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.
SECTION 3 — DEFINITION
A.	An “Act of Terrorism” for purposes of this Contract shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Contract.
SECTION 4 — REINSURANCE PREMIUM

Rate applied to
Second Layer	Subject Earned Premium
Workers’ Compensation	0.811%

Estimated Subject Earned Premium:	$712,464,000

Effective: January 1, 2010	Page 27 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

EXHIBIT C — THIRD EXCESS OF LOSS
SECTION 1 — LIMIT AND RETENTION (amounts shown are in terms of Ultimate Net Loss)
A.	The Company shall retain the first $5,000,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Subscribing Reinsurer shall then be liable for the amount by which the Company’s Ultimate Net Loss exceeds the retention of $5,000,000 but the liability of the Subscribing Reinsurer shall never exceed $5,000,000 any one Loss Occurrence and shall be further limited in each calendar year during the term of this Contract to an aggregate liability of $25,000,000.

B.	It is understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention and reinsurance recovery will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of additional premium. For purposes of calculating reinstatement premium, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.
SECTION 3 — DEFINITION
A.	An “Act of Terrorism” for purposes of this Contract shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Contract.
SECTION 4 — REINSURANCE PREMIUM

Rate applied to
Second Layer	Subject Earned Premium
Workers’ Compensation	0.284%

Estimated Subject Earned Premium:	$712,464,000

Effective: January 1, 2010	Page 28 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

EXHIBIT D — FOURTH EXCESS OF LOSS
SECTION 1 — LIMIT AND RETENTION (amounts shown are in terms of Ultimate Net Loss)
A.	The Company shall retain the first $10,000,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Subscribing Reinsurer shall then be liable for the amount by which the Company’s Ultimate Net Loss exceeds the retention of $10,000,000 but the liability of the Subscribing Reinsurer shall never exceed $15,000,000 any one Loss Occurrence and shall be further limited in all to $30,000,000 in each calendar year during the term of this Contract.

B.	It is understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention and reinsurance recovery will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of additional premium. For purposes of calculating reinstatement premium, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.
SECTION 3 — DEFINITION
A.	An “Act of Terrorism” for purposes of this Contract shall mean;
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Contract.
SECTION 4 — REINSURANCE PREMIUM

Rate applied to
Second Layer	Subject Earned Premium
Workers’ Compensation	0.142%

Estimated Subject Earned Premium:	$712,464,000

Effective: January 1, 2010	Page 29 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

SUPPLEMENT TO THE ATTACHMENTS
DEFINITION OF IDENTIFICATION TERMS USED WITHIN THE ATTACHMENTS
A.	Wherever the term “Company” or “Reinsured” or “Reassured” or whatever other term is used to designate the reinsured company or companies within the various attachments to the reinsurance agreement, the term shall be understood to mean Company or Reinsured or Reassured or whatever other term is used in the attached reinsurance agreement to designate the reinsured company or companies.

B.	Wherever the term “Agreement” or “Contract” or “Policy” or whatever other term is used to designate the attached reinsurance contract within the various attachments to the reinsurance contract, the term shall be understood to mean Agreement or Contract or Policy or whatever other term is used to designate the attached reinsurance contract.

C.	Wherever the term “Reinsured” or “Reinsurers” or “Underwriters” or whatever other term is used to designate the reinsurer or reinsurers in the various attachments to the reinsurance agreement, the term shall be understood to mean Reinsurer or Reinsurers or Underwriters or whatever other term is used to designate the reinsuring company or companies.
INSOLVENCY FUNDS EXCLUSION CLAUSE
This Contract excludes all liability of the Company arising by Agreement, operation of law, or otherwise from its participation or membership, whether voluntary or involuntary, in any insolvency fund or from reimbursement of any person for any such liability. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by any person of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

Effective: January 1, 2010	Page 30 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — U.S.A. N.M.A. 1590
1.	This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.	Without in any way restricting the operation of paragraph 1. of this Clause it is understood and agreed that for all purposes of this reinsurance all the original Policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II. in this paragraph 2. from the time specified in Clause III. in this paragraph 2. shall be deemed to include the following provision (specified as the Limited Exclusion Provision):
LIMITED EXCLUSION PROVISION*
I.	It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

II.	Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liabilities Policies (liability only), Comprehensive Personal Liability Policies (liability only) or Policies of a similar nature; and the liability portion of combination forms related to the four classes of Policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

III.	The inception dates and thereafter of all original Policies as described in II. above, whether new, renewal or replacement, being Policies which either
(a)	become effective on or after 1st May, 1960, or

(b)	become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph 2. shall not be applicable to Family Automobile Policies, Special Automobile Policies, or Policies or combination Policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.
3.	Except for those classes of Policies specified in Clause II. of paragraph 2. and without in any way restricting the operation of paragraph 1. of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability Policies of the Reassured (new, renewal and replacement) affording the following coverages:

Owners, Landlords and Tenants Liability, Agreementual Liability, Elevator Liability, Owners or Agreementors (including railroad) Protective Liability, Manufacturers and Agreementors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability) shall be deemed to include with respect to such coverages, from the time specified in Clause V. of this paragraph 3., the following provision (specified as the Broad Exclusion Provision):
BROAD EXCLUSION PROVISION*

It is agreed that the policy does not apply:

N.M.A. 1590	Page 31 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

I.	Under any Liability Coverage to injury, sickness, disease, death or destruction, bodily injury or property damage
(a)	with respect to which an insured under the policy is also an insured under nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(b)	resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this Policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.
II.	Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, first aid, to expenses incurred with respect to bodily injury, sickness, disease or death, bodily injury resulting from the hazardous properties of nuclear material and arising out of the question of a nuclear facility by any person or organization.

III.	Under any Liability Coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage resulting from the hazardous properties of nuclear material, if
(a)	the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

(b)	the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

(c)	the injury, sickness, disease, death or destruction, bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility, property damage to such nuclear facility and any property threat.
IV.	As used in this endorsement:
“hazardous properties” include radioactive, toxic or explosive properties; “nuclear material” means source material, special nuclear material or byproduct material; “source material,” “special nuclear material,” and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; “spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; “waste” means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; “nuclear facility” means
(a)	any nuclear reactor,

N.M.A. 1590	Page 32 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

(b)	any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c)	any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d)	any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; “nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; with respect to injury to or destruction of property, the word “injury” or “destruction” includes all forms of radioactive contamination of property; “property damage” includes all forms of radioactive contamination of property.
V.	The inception dates and thereafter of all original Policies affording coverages specified in this paragraph 3., whether new, renewal or replacement, being Policies which become effective on or after 1st May, 1960, provided this paragraph 3. shall not be applicable to
(i)	Garage and Automobile Policies issued by the Reassured on New York risks, or

(ii)	Statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.
4.	Without in any way restricting the operations of paragraph 1. of this Clause, it is understood and agreed that paragraphs 2. and 3. above are not applicable to original liability Policies of the Reassured in Canada, and that with respect to such Policies, this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters’ Association or the Independent Insurance Conference of Canada.

*	NOTE:	The words printed in BOLD TYPE in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability Policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

N.M.A. 1590	Page 33 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — CANADA
N.M.A. 1979

1.	This Contract does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.	Without in any way restricting the operation of Paragraph 1. of this Clause, it is agreed that for all purposes of this Contract all the original liability Contracts of the Company, whether new, renewal or replacement, of the following classes, namely,
Personal Liability Farmers’ Liability Storekeepers’ Liability
which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

Limited Exclusion Provision -

This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a Contract of nuclear energy liability insurance (whether the Insured is unnamed in such Contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such Policy but for its termination upon exhaustion of its limits of liability.

With respect to property, loss of use of such property shall be deemed to be property damage.

3.	Without in any way restricting the operation of Paragraph 1. of this Clause, it is agreed that for all purposes of this Contract all the original liability Contracts of the Company, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers’ Liability, Storekeepers’ Liability or Automobile Liability Contracts), which become effective on or after 31st December 1984, shall be deemed to include, from their inception dates and thereafter, the following provision:

Broad Exclusion Provision -

It is agreed that this Policy does not apply:
(a)	to liability imposed by or arising under the Nuclear Liability Act; nor

(b)	to bodily injury or property damage with respect to which an Insured under this Policy is also insured under a Contract of nuclear energy liability insurance (whether the Insured is unnamed in such Contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such Policy but for its termination upon exhaustion of its limit of liability; nor

(c)	to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:
(i)	the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

(ii)	the furnishing of an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

N.M.A. 1979	Page 34 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

(iii)	the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.
As used in this Policy:
(1)	The term “nuclear energy hazard” means the radioactive, toxic, explosive, or other hazardous properties of radioactive material;

(2)	The term “radioactive material” means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

(3)	The term “nuclear facility” means:
(a)	any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

(b)	any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

(c)	any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

(d)	any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material; and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.
(4)	The term “fissionable substance” means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

(5)	With respect to property, loss of use of such property shall be deemed to be property damage.

N.M.A. 1979	Page 35 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

NUCLEAR INCIDENT EXCLUSION CLAUSE — REINSURANCE — NO. 4
1.	This Reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.	Without in any way restricting the operations of Nuclear Incident Exclusion Clauses, — Liability, — Physical Damage, — Boiler and Machinery and paragraph 1. of this Clause, it is understood and agreed that for all purposes of the reinsurance assumed by the Reinsurer from the Reinsured, all original insurance Policies or Contracts of the Reinsured (new, renewal and replacement) shall be deemed to include the applicable existing Nuclear Clause and/or Nuclear Exclusion Clause(s) in effect at the time and any subsequent revisions thereto as agreed upon and approved by the Insurance Industry and/or a qualified Advisory or Rating Bureau.

Effective: January 1, 2010	Page 36 of 36	Workers’ Compensation Excess of Loss
Reinsurance Addendum 1
No. 0100200-SUM08

WORKERS’ COMPENSATION CATASTROPHE EXCESS OF LOSS
REINSURANCE ADDENDUM 2
No. 0100300-SUM08
TO NOVATION AND AMENDMENT AGREEMENTS
EFFECTIVE JANUARY 1, 2010
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire
(hereinafter referred to as the “Subscribing Reinsurer”)

Effective: January 1, 2010	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

WORKERS’ COMPENSATION CATASTROHE EXCESS OF LOSS REINSURANCE ADDENDUM 2
No. 0100300-SUM08

Clause	Article Number	Page
ACCESS TO RECORDS	16	9
ARBITRATION	19	11
ASSIGNMENT, NOVATION or TRANSFER	4	2
BUSINESS COVERED	1	1
COMMENCEMENT AND TERMINATION	2	2
COMMUTATION	13	7
CONFIDENTIALITY CLAUSE	26	17
CURRENCY	15	9
DEFINITIONS	5	2
DEFINITION OF LOSS OCCURRENCE	10	6
DIVIDENDS AND TAXES	21	15
ENTIRE AGREEMENT	29	19
ERRORS OR OMISSIONS	17	10
EXCLUSIONS	6	2
EXTRA CONTRACTUAL OBLIGATIONS	11	6
FEDERAL EXCISE TAX	22	14
FEDERAL TERRORISM RECOVERY	30	19
GOVERNING LAW	27	18
INSOLVENCY	18	10
INTEREST PENALTY	20	13
LOSS ADJUSTMENT AND SETTLEMENT	9	5
LOSS IN EXCESS OF POLICY LIMITS	12	7
OFFSET	23	15
REINSURER CLAIMS OBLIGATIONS	32	22
SALVAGE AND SUBROGATION	14	8
SELF INSURED OBLIGATIONS	7	4
SERVICE OF SUIT	24	15
SEVERABILITY	28	18
SPECIAL CONDITIONS	31	19
TERRITORY	3	2
ULTIMATE NET LOSS	8	4
UNAUTHORIZED REINSURANCE	25	16

ATTACHMENTS:

EXHIBIT A — FIRST EXCESS OF LOSS
EXHIBIT B — SECOND EXCESS OF LOSS
EXHIBIT C — THIRD EXCESS OF LOSS
WAR AND TERRORISM EXCLUSION ENDORSEMENT (NBCR)

Effective: January 1, 2010	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

WORKERS’ COMPENSATION CATASTROPHE
EXCESS OF LOSS REINSURANCE ADDENDUM 2
No. 0100300-SUM08
(hereinafter referred to as the “Contract”)
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
(hereinafter referred to as the “Subscribing Reinsurer”)
WHEREAS, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company entered into Novation and Amendment Agreements (“Novations”) effective January 1, 2010; and
WHEREAS, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company did not intend the business covered by this Contract to be subject to the Novations; and
WHEREAS, at all relevant times the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company have acted in accordance with such intent and the terms and provisions of this Contract.
NOW, THEREFORE, IN CONSIDERATION, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company agrees as follows:
ARTICLE 1 — BUSINESS COVERED
The Subscribing Reinsurer hereby agrees to indemnify the Company for all sums paid or payable for losses occurring for Workers’ Compensation Policies in force at 12:01 a.m., Local Standard Time, January 1, 2008, and new and renewed Policies becoming effective on or after said date, to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and as provided in Exhibits A, B and C, which are attached hereto and made part of this Contract. For purposes of identification, Exhibits A, B and C are entitled as follows:

EXHIBIT “A” –	FIRST WORKERS’ COMPENSATION
CATASTROPHE EXCESS OF LOSS REINSURANCE
($75,000,000 excess $25,000,000)

EXHIBIT “B” –	SECOND WORKERS’ COMPENSATION
CATASTROPHE EXCESS OF LOSS REINSURANCE
($400,000,000 excess $100,000,000)

EXHIBIT “C” –	THIRD WORKERS’ COMPENSATION
CATASTROPHE EXCESS OF LOSS REINSURANCE
($700,000,000 excess $500,000,000)

Effective: January 1, 2010	Page 1 of 30	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

ARTICLE 2 — COMMENCEMENT AND EXPIRATION
A.	This Contract is effective with respect to Loss Occurrences taking place on or between 12:01 a.m., Local Standard Time, January 1, 2008 and 12:01 a.m., Local Standard Time, January 1, 2009. Local Standard Time refers to the location of the risk.

B.	The Subscribing Reinsurer shall have no liability for losses arising out of occurrences commencing subsequent to 12:01 a.m., Local Standard Time, January 1, 2009, pursuant to this Addendum.

C.	If a Loss Occurrence covered hereunder is in progress at 12:01 a.m., Local Standard Time, January 1, 2009, it is agreed that, subject to the other conditions of the Contract, the Subscribing Reinsurer shall indemnify the Company as if the entire Loss Occurrence had occurred prior to 12:10 a.m., Local Standard Time, January 1, 2009.
ARTICLE 3 — TERRITORY (LM-02201-2005.06.02-A)
This Contract is worldwide in scope and shall cover risks wherever located.
ARTICLE 4 — ASSIGNMENT, NOVATION, OR TRANSFER (LM-00300-2005.08.24-A)
This Contract shall be binding upon and inure to the benefit of the Company and the Subscribing Reinsurer and their respective successors and assigns; provided, however, that this Contract may not be assigned, novated or transferred, including any attempted transfer of rights and/or obligations under any U.S. or foreign statute, legislation or jurisprudence, by either the Company or the Subscribing Reinsurer, or as the result of the actions of a parent company or affiliated entity of either, without the prior written consent of the other. In the event of any assignment, novation or transfer, the assignor, novator or transferor shall remain liable under this Contract, and further guarantees the performance of all obligations of any assignee, novatee or transferee under this Contract. Notwithstanding the foregoing, the Company may assign this Contract to an affiliated entity, without the Subscribing Reinsurer’s written consent.
ARTICLE 5 — DEFINITIONS
A.	The term “Policy” or “Policies,” as used in this Contract, means any written or oral binder, policy, cover note, or contract of insurance or reinsurance and/or any endorsement to any of the foregoing, issued, accepted, or held covered provisionally or otherwise, by or on behalf of the Company for business covered under this Contract, except as excluded under Article 6 — Exclusions of this Contract.

B.	The term “Workers’ Compensation Policies,” as used in this Contract, means Workers’ Compensation Policies, including all Policies providing coverage for benefits or other amounts payable under any workers compensation law or any similar law; Employer’s Liability coverage under any Policy; Foreign Voluntary Workers’ Compensation coverage under any Policy, Foreign Workers’ Compensation coverage under any Policy; and Excess Workers’ Compensation and Employers Liability coverage under any Policy.
ARTICLE 6 — EXCLUSIONS
A.	This Contract does not apply to and specifically excludes the following:
Section 1
a.	Occupational Disease unless arising from a sudden and accidental event of not more than forty-eight (48) hours in duration.

Effective: January 1, 2010	Page 2 of 30	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

b.	Cumulative Trauma.

c.	Nuclear Accident.

d.	All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however, denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of any insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

e.	Reinsurance Assumed except for inter-company.

f.	War and Terrorism as per the attached War and Terrorism Exclusions Endorsement (NBCR).

g.	Loss arising out of injury and/or death to people while located in California as the result of the peril of earthquake (only as respects Exhibit C).
Section 2
a.	Offshore Oil Rigs.

b.	Jones Act.

c.	Professional Sports Teams.

d.	Airline Crews, except USAIG business written on behalf of the Company.

e.	Any of the following occupations, employments or risks (except when not disclosed to the Company, when incidental to a non-excluded risk (the Company to be the sole judge of what is incidental) or when insured through voluntary or statutory pools or assigned risk plans):
1)	The navigation and operation of vessels on the high seas in foreign commerce;

2)	Underground coal mining;

3)	Fireworks manufacturing;

4)	Manufacturing of fuses used with explosive risks and fireworks;

5)	Explosive risks, as per the following:
(i)	Manufacture of any explosive substance intended for use as an explosive;

(ii)	Manufacture of any product, other than Fireworks and Fuses, in which any such explosive substance is an ingredient;

(iii)	The loading of any such explosive substance into containers for use as explosive objects, propellant charges or detonating devices, and the incidental storage thereof;

(iv)	Handling, transportation or storage of any such explosive substance intended solely for war purposes.
B.	If any risks reinsured hereunder, but falling within the scope of the exclusions in Section 2 are assigned to the Company under any assigned risk plan, the coverage afforded by this Contract shall apply to such risks, but only for the Policy limits prescribed by said plan, and subject to the limits of this Contract.

C.	The above exclusions within Section 2 shall not apply when they are merely incidental to the main operations of the insured, provided such main operations are covered by the Company and are not themselves excluded from the scope of this Contract. The Company shall be the sole judge of what is “incidental”.

Effective: January 1, 2010	Page 3 of 30	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

D.	Should the Company, by reason of an inadvertent act, error, or omission, be bound to afford coverage excluded hereunder within Section 2 the Subscribing Reinsurer shall waive the exclusion(s). The duration of said waiver shall not extend beyond the time that notice of such coverage has been received by the responsible underwriting authority of the Company plus the minimum time period required thereafter for the Company, as applicable, to terminate such coverage.

E.	The Company may submit to the Subscribing Reinsurer for special acceptance hereunder, business not covered by this Contract. If said business is accepted by the Subscribing Reinsurer, it shall be subject to the terms of this Contract, except as such terms are modified by such acceptance. Any special acceptance business covered under the reinsurance agreement being replaced by this Contract shall be automatically covered hereunder. Further, should the Subscribing Reinsurer become a party to this Contract subsequent to the acceptance of any business not normally covered hereunder, they shall automatically accept same as being a part of this Contract. The Company submitted and received approval for the following risks to be covered:

Insured: Pece of Mind Disposal, Inc. Policy No.: 0830-34966 Policy Effective Dates: 08/27/07 – 08/27/08 and 08/27/08 – 08/31/09
ARTICLE 7 — SELF-INSURED OBLIGATIONS
A.	A Policy issued by the Company wherein the Company, is named as the insured either alone or jointly with another party shall, subject to the other terms and conditions of this Contract, be deemed to be a Policy coming within the scope of this Contract, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company is the insured or one of the insureds.

B.	Any such Policy shall have been issued prior to loss on the same form and at the same premium as if the insured and the Company were dealing at arm’s length and claims, if any, under such Policy shall be settled strictly in accordance with the Policy conditions.
ARTICLE 8 — ULTIMATE NET LOSS (LM-02400-2006.11.08-A)
A.	The term “Ultimate Net Loss” as used in this Contract shall mean: (1) all amounts paid or due and payable by the Company in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal, or payment of claims or judgments arising from each and every loss occurrence for which the Company is or may be found liable under the Policies, less salvages and subrogation recoveries and amounts recovered or recoverable under pooling agreements or other reinsurances, whether collectible or not. “Ultimate Net Loss” includes, but is not limited to, the following paid or due and payable amounts: loss adjustment expenses, defense costs, court costs, supersedeas and appeal bond costs, Post or Prejudgment Interest and Delayed Damages, Attorneys Fees and Expenses, Claim-Specific Declaratory Judgment Expenses, a pro rata share of salaries and expenses of the Company’s or its affiliates’ field employees according to the time occupied in adjusting, defending, and settling such loss, and expenses of all of the Company’s or its affiliates’ officers and employees incurred in connection with the loss; (except that salaries of officers and employees engaged in general management and located in the home office of the Company or its affiliates and any office expense of the Company or its affiliates shall not be included), and all other costs of investigation or litigation, (2) Extra Contractual Obligations (as defined in the Extra Contractual Obligations Article) and (3) Losses in Excess of Original Policy Limits (as defined in the Loss in Excess of Original Policy Limits Article).

B.	“Claim-Specific Declaratory Judgment Expenses” shall be defined as fees and expenses incurred in actions brought to determine whether the Company has a defense and/or indemnification obligation for individual claims presented against Policies covered under this Contract. Any Claim-Specific

Effective: January 1, 2010	Page 4 of 30	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

Declaratory Judgment Expense shall be deemed to have been fully incurred on the same date as the insured’s original loss (if any) giving rise to the action, unless otherwise provided for within this Contract.

C.	The term “Attorneys’ Fees and Expenses” as used above, means the fees and expenses of attorneys, including the fees and expenses of the Company’s or its affiliates’ in-house attorneys providing legal advice on coverage questions and/or defending the Company in coverage litigation, and fees and expenses of staff counsel in the defense of policyholder claims subject to this Contract. Such Attorneys’ Fees and Expenses for in-house attorneys and staff counsel shall be calculated at the rate for such attorneys plus the expenses incurred by such attorneys, but excluding office expenses of the Company and its affiliates and salaries and expenses of their other employees.

D.	“Post or Prejudgment Interest or Delayed Damages” shall mean interest or damages added to a settlement, verdict, award, or judgment based on the period of time prior to or after the settlement, verdict, award, or judgment whether or not made part of the settlement, verdict, award, or judgment.

F.	Nothing in this Article shall be construed to mean that losses under this Contract are not recoverable until the Ultimate Net Loss has been ascertained. In the event a verdict or judgment is reduced by an appeal or a settlement subsequent to the entry of the judgment, thereby resulting in an ultimate saving on such verdict or judgment, or in the event a judgment is reversed outright, the loss adjustment expense incurred in securing such final reduction or reversal shall be prorated between the Reinsurers and the Company in the proportion that each benefits from such reduction or reversal, and the expenses incurred up to the time of the original verdict or judgment shall be added to the Ultimate Net Loss. In the event there is no reduction or reversal of a verdict or judgment, the loss adjustment expense incurred in attempting to secure such reduction or reversal shall be added to the Ultimate Net Loss.
ARTICLE 9 — LOSS ADJUSTMENT AND SETTLEMENT (LM-01500-2006.09.07-A)
A.	The Company shall give notice, as soon as practicable, to the Subscribing Reinsurer of any claim that it has reason to believe could involve this Contract. The Company shall keep the Subscribing Reinsurer informed of significant developments likely to affect the cost of any claim or claims hereunder.

B.	The Company may commence, continue, defend, settle, or withdraw from actions, suits, or prosecutions and, generally, do all such things relating to any claim or loss in which the Subscribing Reinsurer is interested as, in the Company’s judgment, may be beneficial or expedient to the Company and the Subscribing Reinsurer. The Company shall be the sole judge as to what claims are covered under the Policies. All of the Ultimate Net Loss, as well as all loss settlements made and judgments paid by the Company, provided they are within the terms of this Contract either under the strict conditions of the Policies or by way of compromise, shall be unconditionally binding upon the Subscribing Reinsurer, who agrees to pay all amounts for which they are liable immediately upon reasonable evidence of the amount due being furnished to the Subscribing Reinsurer by the Company. The true intent of this Contract is that the Subscribing Reinsurer shall, in every case to which this Contract applies, follow the settlements of the Company.
ARTICLE 10 — DEFINITION OF LOSS OCCURRENCE

Effective: January 1, 2010	Page 5 of 30	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

A.	The term “Loss Occurrence”, as used in this Contract, shall mean any one accident or occurrence or series of accidents or occurrences arising out of one event. All losses that are attributable directly or indirectly to one cause or one series of similar causes shall be deemed to constitute one event.

B.	As regards an act of Terrorism, multiple incidents which occur within a one hundred sixty-eight (168) hour period and appear to be carried out in concert or to have a related purpose or common leadership shall be considered one “Loss Occurrence”.

C.	An act of terrorism means any activity that (1) involves a violent act or the unlawful use force or an unlawful act dangerous to human life, tangible or intangible property or infrastructure, or threat thereof; and (2) appears to be intended to (i) intimidate or coerce a civilian population, or any segment thereof, or (ii) disrupt any segment of the economy of a government de jure or de facto, state, or country; or (iii) overthrow, influence, or affect the conduct or policy of any government de jure or de facto by intimidation or coercion; or (iv) affect the conduct of a government de jure or de facto by mass destruction, assassination, kidnapping or hostage-taking.

D.	However, with respect to Natural Disasters the term “Loss Occurrence” shall mean any one or more occurrences, disasters or casualties arising out of or caused by the perils described below (a natural Act of God) during any continuous period of one hundred sixty-eight (168) hours.
1.	As regards the perils of tornado, cyclone, windstorm, hurricane and/or hail, “loss occurrence” shall mean all losses occasioned by tornadoes, cyclones, windstorm, hurricanes or hailstorms occurring during any continuous period of one hundred sixty-eight (168) hours, and arising from the same atmospheric disturbance;

2.	As regards the peril of earthquake, “loss occurrence” shall mean all losses occasioned by earthquakes, including ensuing fire, flood or tidal wave occurring during any continuous period of one hundred sixty-eight (168) hours;

3.	As regards the following perils, “loss occurrence” shall mean all losses occasioned by the following perils during any continuous period of one hundred sixty-eight (168) hours:
a)	Volcanic eruption;

b)	Flood, tides, tidal waves;

c)	Landslide/mudslide;

d)	Meteors.
ARTICLE 11 — EXTRA CONTRACTUAL OBLIGATIONS (LM-00900-2007.03.28-A)
A.	This Contract shall protect the Company within the limits hereof for ninety percent (90%) of Extra Contractual Obligations. “Extra Contractual Obligations” are defined as any actual or potential liabilities not covered under any other provision of this Contract, arising from or relating to any alleged or actual act, error or omission, whether intentional or otherwise, or from any alleged or actual negligence, tortious conduct, reckless conduct, violations of statutes or regulations governing the conduct of insurance companies and/or claims adjusters, or bad faith in connection with: (i) the handling of any claim under the Policies covered by this Contract, such liabilities arising because of, but not limited to, the following: failure by the Company or by a third party claims administrator to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith of the Company or by a third party claims administrator in rejecting an offer of settlement, or in defending or prosecuting litigation, including appeals, arbitration, or any alternative dispute resolution or settlement discussions involving any claim; or (ii) the providing of or failure to provide any loss control or loss prevention services in connection with any Policy hereunder.

Effective: January 1, 2010	Page 6 of 30	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

B.	The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Occurrence, loss occurrence, accident, casualty, disaster, or loss, as selected by the Company.

C.	However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.
ARTICLE 12 — LOSS IN EXCESS OF ORIGINAL POLICY LIMITS (LM-01600-2005.08.24-A)
A.	This Contract shall protect the Company within the limits hereof for ninety percent (90%) of any Loss in excess of the Company’s original Policy limit where Loss in excess of the limit has been incurred because of a failure by the Company or by a third-party claims administrator to settle within the Policy limit or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in defending or prosecuting litigation, including appeals, arbitration, or any alternative dispute resolution or settlement discussions involving any claim.

B.	However, the above paragraph shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a Corporate Officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C.	With regard to excess of Policy limits, the word “Loss” shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy. The date on which any Loss in excess of the Company’s original Policy limit is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Occurrence, accident, casualty, disaster, loss occurrence or loss, as selected by the Company.
ARTICLE 13 — COMMUTATION (LM-02601-2005.08.18-W)
A.	Eighty-four (84) months after the expiry of this Contract, the Company shall advise the Subscribing Reinsurer of any loss occurrence which may not have been finally settled and which may cause a claim under this Contract. Upon review, if either the Company or any Subscribing Reinsurer requests commutation, such commutation shall proceed for all Subscribing Reinsurers, as follows:
1.	The Company shall prepare a final claim against the Subscribing Reinsurer in respect of such Loss Occurrence.

2.	The Company and the Subscribing Reinsurer shall review the final claim and shall attempt to reach settlement by mutual agreement.

3.	The final claim shall be calculated in accordance with the following criteria:
a.	Mortality assumptions shall be calculated from the latest available United States Census Table as follows:
•	Survivor Benefits - Total Female or Male, whichever applies

•	Disability Benefits - Total Population
The mortality assumptions should reflect: (a) the mortality improvement since the publication of the most recent U.S. Census Table, and (b) the life impairment of the injured worker.

b.	Remarriage expectations shall be in accordance with the assumptions used by the National Council on Compensation Insurance in its statistical tables, adjusted for the gender of the survivor.

Effective: January 1, 2010	Page 7 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

c.	For all future medical costs, projected cash payments shall be based upon projected long-term medical care and rehabilitation requirements, using the average annual Medical Consumer Price Index (CPI) escalation rate of the past twenty (20) years using the most recent published tables, going back twenty (20) years.

d.	For all future indemnity costs, projected cash payments shall be calculated based upon the average historical actual Cost-Of-Living Adjustment (COLA) over, however many years of information are available, but no more than twenty (20) years; up through the most recent published data that is available from the State or Federal governing body over Workers Compensation, whichever may apply.

e.	The annual interest discount percentage shall be calculated as the average yield to maturity of all United States Treasury Bonds maturing during the calendar quarter that is fifteen (15) years after the calendar quarter in which the commutation date falls.

f.	The final claim shall be the amount of cash payments made, plus the discounted present value of the future payments as determined by the above calculations. The final claim with respect to each injured worker or fatality shall then be capped at $10,000,000 ($5,000,000 as respects the coverage provided in Exhibit A). The resulting individual values shall then be summed together. The Company’s retention shall then be subtracted from this amount and the Subscribing Reinsurer shall pay up to the per occurrence limit afforded under this Contract.
B.	In the event the Company and the Subscribing Reinsurer are unable to reach a settlement following the criteria laid out in steps A.1.a-f above, then the Company and the Subscribing Reinsurer shall, within four (4) weeks from the written request of one of the parties, mutually appoint an independent actuarial consulting firm or, in the event that they fail to agree on the selection of an independent actuarial consulting firm within four (4) weeks, each party shall name three independent actuarial consulting firms of which the other party shall decline two, and the decision shall be made by drawing lots. The appointed independent actuarial consulting firm shall investigate, determine, and value the Loss Occurrence. The valuation of such Loss Occurrence shall use the assumptions and methodologies as stated above. The independent actuarial consulting firm’s decisions to the valuation of such final claim shall be final and binding.

C.	Payment by the Subscribing Reinsurer to the Company or any other third party mutually agreed upon by the Subscribing Reinsurer and the Company of the final claim as determined by the procedures described above, in respect of each such Loss Occurrence shall constitute complete release of the Subscribing Reinsurer from liability for each such Loss Occurrence.
ARTICLE 14 — SALVAGE AND SUBROGATION (LM-01800-2006.09.12-A)
A.	The Subscribing Reinsurer shall be credited with its share of salvage and/or subrogation in respect of claims and settlements under this Contract, less its share of recovery expense. Unless the Company agrees to waive such rights in the settlement of a disputed claim, or the Company and the Subscribing Reinsurer agree to the contrary, the Company shall enforce the right to salvage and/or subrogation and shall prosecute all claims arising out of such right. Should the Company refuse or neglect to enforce this right, the Subscribing Reinsurer is hereby empowered and authorized to institute appropriate action in the name of the Company.

B.	Amounts recovered from salvage and/or subrogation and the expense of any salvage and/or subrogation proceedings brought by the Company or the Subscribing Reinsurer to enforce such rights shall be apportioned between the Company and the Subscribing Reinsurer in the ratio of their respective interests in the total salvage and/or subrogations recovery, and shall be in addition to the limits hereon. In the event there is a failure to obtain a salvage and/or subrogation recovery, the

Effective: January 1, 2010	Page 8 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

expense of the proceedings shall be apportioned between the Company and the Subscribing Reinsurer in the ratio of their respective interests in the total Loss.

C.	All salvage and/or subrogation recoveries obtained by either party, subsequent to payments made by the Subscribing Reinsurer under this Contract, shall be applied as if obtained prior to said payments and all necessary adjustments shall be made between the Company and the Subscribing Reinsurer as soon as practicable after said salvage and/or subrogation recovery is obtained.

D.	The Company shall have the right, before the happening of the Loss, to waive its right of subrogation as to that Loss.
ARTICLE 15 — CURRENCY (LM-00500-2005.08.09)
Whenever a reference to a monetary currency appears in this Contract, it shall be construed to mean United States Dollars (“USD”). All payments made by either party shall be made in United States Dollars. All amounts paid or received by the Company in any other currency shall be converted into United States Dollars at the rate of exchange on the date at which it is entered on the books of the Company.
ARTICLE 16 — ACCESS TO RECORDS (LM-00100-2007.08.13-A)
A.	Except as otherwise provided in this Article, the Subscribing Reinsurer, or its duly authorized representative, may upon reasonable prior written notice to the Company, at the Subscribing Reinsurer’s own expense, examine at the offices of the Company or its affiliates, during normal office hours, the Company’s Policy, accounting, underwriting, or claim records and files, or any such additional relevant records and files, as they exist in the Company’s or its affiliates’ possession or reasonable control, relating to business ceded under this Contract. The Subscribing Reinsurer’s notice shall reasonably describe the nature of the inspection that it wishes to conduct, the persons conducting the inspection and upon notice of available files from the Company, the files that it wishes to review. Subject to the limitations expressed in this Article, this right of inspection shall survive termination or expiration of this Contract and shall continue as long as either Party has any rights or obligations under this Contract.

B.	The Company reserves the right to deny the Subscribing Reinsurer access to records or files concerning any particular claim(s) if the Subscribing Reinsurer has not disputed liability for payment of such claim(s), and payment of such claim(s) is more than ninety (90) days overdue according to the Company’s records. The Company shall, however, prior to an arbitration demand that may be instituted by either party, continue to respond to reasonable specific requests for information and questions raised by the Subscribing Reinsurer concerning such claims; and nothing in this Article shall restrict the right or ability of the Subscribing Reinsurer to seek discovery of relevant information in an arbitration proceeding pursuant to the Arbitration Article of this Contract.

C.	As a condition precedent to access to records under this Article, the Subscribing Reinsurer, its personnel and any authorized third party representative of the Subscribing Reinsurer shall agree to the provisions of the Confidentiality Article of this Contract.

D.	The Company reserves the right to withhold any documents from the Subscribing Reinsurer (1) concerning Trade Secrets of the Company or its affiliates, (2) subject to the terms of a third party non-disclosure agreement with the Company or its affiliates requiring third party consent to disclosure, (3) subject to the Work Product Privilege or Attorney-Client Privilege or (4) concerning individual private information that as a matter of law cannot be disclosed by the Company or its affiliates (hereinafter referred to in the Contract as “Privileged Documents”). The Company shall reasonably try to exempt the Subscribing Reinsurers from any third party non-disclosure agreement or obtain consent from the third party to disclose to the Subscribing Reinsurers.

Effective: January 1, 2010	Page 9 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

E.	Notwithstanding the foregoing, the Company shall permit and not object to the Subscribing Reinsurer’s access to Privileged Documents falling within (3) above, in connection with the underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim, with prejudice against all claimants, and all parties to such adjudications; provided that the Company, may defer release of such Privileged Documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, which might jeopardize the Company’s or its affiliates’ defense by release of such Privileged Documents. In the event that the Company shall seek to defer release of such Privileged Documents or to withhold documents concerning Trade Secrets, it will in consultation with the Subscribing Reinsurer take other steps as reasonably necessary to provide the Subscribing Reinsurer with the information it reasonably requires to indemnify the Company without causing a loss of such privileges or protections. The Subscribing Reinsurer, however, shall not have access to Privileged Documents relating to any dispute between the Company and the Subscribing Reinsurer.

F.	For purposes of this Article, “Trade Secrets” shall have the meaning provided in Section 1839 of the United States Economic Espionage Act of 1996. “Attorney–Client Privilege” shall mean communications of a confidential nature between 1) the Company or its affiliates, or anyone retained by or in the control of the Company or its affiliates, or their in-house or outside legal counsel, or anyone in the control of such legal counsel, and 2) any in-house or outside legal counsel which relate to legal advice being sought by the Company or its affiliates and/or which contains legal advice being provided to the Company or its affiliates. “Work Product Privilege” shall mean communications, written materials and tangible things prepared by or for in-house or outside counsel, or prepared by or for the Company or its affiliates, in anticipation of or in connection with litigation, arbitration, or other dispute resolution proceedings.
ARTICLE 17 — ERRORS AND OMISSIONS (LM-00800-2005.06.02-A)
A.	Any inadvertent delay, omission, or error in complying with the terms and conditions of this Contract shall not be held to relieve either party hereto from any liability, which would attach to it hereunder if such delay, omission, or error had not been made, provided such delay, omission, or error is rectified upon discovery.

B.	However, this Article shall not override the application of the commutation of losses as set forth in Commutation Article.
ARTICLE 18 — INSOLVENCY (LM-01300-2005.08.24-A)
(If more than one reinsured company is referenced within the definition of “Company” in the Preamble to this Contract, this Article shall apply severally to each such company. Further, this Article and the laws of the domiciliary state shall apply in the event of the insolvency of any company intended to be covered hereunder. In the event of a conflict between any provision of this Article and the laws of the domiciliary state of any company intended to be covered hereunder, that domiciliary state’s laws shall prevail.)
A.	In the event of the insolvency of the Company, reinsurance under this Contract shall be payable on demand, with reasonable provision for verification, on the basis of claims allowed against the insolvent Company by any court of competent jurisdiction or by any liquidator, receiver, conservator, or statutory successor of the Company having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, conservator, or statutory successor has failed to pay all or a portion of any claims. Such payments by the Subscribing Reinsurer shall be made directly to the Company or its liquidator, receiver, conservator, or statutory successor, except to the extent Section 4118(a) of the New York Insurance Law applies, or except (1) where the Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company, or (2) where the Subscribing Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of

Effective: January 1, 2010	Page 10 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

the Subscribing Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

B.	It is agreed, however, that the liquidator, receiver, conservator, or statutory successor of the insolvent Company shall give written notice to the Subscribing Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the Subscribing Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Subscribing Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit, which may accrue to the Company solely as a result of the defense undertaken by the Subscribing Reinsurer.

C.	Where two or more Reinsurers are involved in the same claim and a majority in interest elects to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the insolvent Company.

D.	Applicable to a Subscribing Reinsurer licensed to write Workers’ Compensation business in California.

With respect to California Workers Compensation loss(es), it is agreed that in the event of any delinquency proceeding, receivership, or insolvency of the Company and/or the failure of the Subscribing Reinsurer, for any reason, to make payments under this Contract, the Insurance Commissioner of California may, upon thirty (30)-days notice, draw upon any sums from the deposit made by the Subscribing Reinsurer in accordance with the provisions of sections 11691 – 11703 of the California Insurance Code.
ARTICLE 19 — ARBITRATION (LM-00200-2007.05.03-A)
A.	Disputes to be Arbitrated. With the exception of any dispute resolution procedures that are otherwise contained in this Contract, any and all disputes between the Company and any Subscribing Reinsurer or Reinsurers (“Party” individually or “Parties” collectively) arising out of, relating to, or concerning this Contract, whether sounding in contract or tort and whether arising during or after this Contract’s formation, or after its termination, including disputes as to whether the Contract was validly formed or is voidable, shall be submitted to the decision of an arbitration panel (“Panel”). The Panel shall consist of an umpire and two (2) party-appointed arbitrators unless a Party meets the requirements of Paragraph C of this Article and demands arbitration pursuant thereto, in which case the Panel would consist of an umpire only.

B.	Procedures. Except as provided herein, any arbitration shall be based upon the Procedures for the resolution of U.S. Insurance and Reinsurance Disputes, Regular Panel Version, dated April 2004 (the “Procedures”), developed by the Insurance and Reinsurance Dispute Resolution Task Force, subject to the following modifications:
1.	Qualifications of the arbitrators and umpires shall be in accordance with Alternative section 6.2 of the Procedures.

2.	The Parties hereby designate the umpire list maintained by ARIAS (U.S.) as the list to be used in the event that section 6.7(a) of the Procedures is invoked.

3.	Unless otherwise mutually agreed, the members of the Panel shall be impartial and disinterested. The members of the Panel may not be: (1) in the control of any Party or its parent, affiliate, or agent, (2) a former director or officer of any Party or its parent, affiliate, or agent, or (3) a likely witness in the arbitration. The requirement of impartiality means that all members of the Panel shall have the same obligation to approach the Panel’s duties

Effective: January 1, 2010	Page 11 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

and decisions with fairness and without consideration for the fact that Panel members may have been appointed by one of the Parties. The requirement of impartiality does not mean that any arbitrator can have no previous knowledge of or experience with respect to issues involved in the dispute or disputes.

4.	The first sentence of Section 10.4 of the Procedures shall be replaced by the following sentence: “The Panel shall require that each Party submit concise written statements of position, including summaries of the facts and evidence a Party intends to present, discussion of the applicable law and the basis for the requested Award or denial of relief sought.”

5.	Once the Panel has been constituted, no Party (or anyone acting for a Party) shall have any communications concerning the arbitration or any of the issues before the Panel with any member of the Panel that is not also disclosed to all other Parties and all members of the Panel. Each Panel member shall have a continuing duty to disclose promptly to all Parties and all Panel members any violation of this prohibition and the specifics of any improper communications that occurred. This prohibition shall remain in place until all challenges to any arbitration awards and decisions have been either waived or finally concluded.

6.	Section 11.1 of the Procedures shall be replaced by the following provision: “The Parties may propound discovery seeking disclosure of such information and/or documents relevant to the dispute or necessary for the proper resolution of the dispute.”

7.	Position statements may be amended at any reasonable time, but not later than the close of discovery without a showing to the Panel that the amending Party could not reasonably have raised the new claim or issue at an earlier time.

8.	The Panel shall hold an evidentiary hearing, if one is necessary, within one year of the arbitration demand, unless the Parties otherwise agree. Should a Party seek a reasonable extension to this time frame for good cause shown, the other Party’s agreement shall not be unreasonably withheld.

9.	To the extent permitted by the law, the Panel shall have the authority to issue subpoenas and other orders to enforce its decisions.

10.	The Panel may award reasonable attorneys’ fees and arbitration costs to the prevailing Party, as determined by the Panel.

11.	Section 14.3 of the Procedures shall be replaced by the following provision: “The Panel shall make a decision and issue an award with regard to the terms expressed in this Contract, and the custom and practice of the property and casualty insurance and reinsurance business. The Panel shall not be obligated to follow the strict rules of law and evidence.”
C.	Alternative Streamlined Procedures. Notwithstanding the foregoing provisions of this Article, the Alternative Streamlined Procedures set forth in section 16 of the Procedures, as modified by sections B3, B4, and B9 through B11 of this Article, shall apply in the event that, in a consolidated proceeding or otherwise, the Party initiating arbitration is seeking payment of a total amount that is no greater than one million dollars ($1,000,000), or the currency equivalent thereof. Sections 16.1, 16.2, 16.3 and the second sentence of section 16.4 of the Alternative Streamlined Procedures shall not apply. The Parties agree to comply with section 6.7 of the Procedures to appoint a single umpire, and hereby designate the umpire list maintained by ARIAS (U.S.) as the list to be used in section 6.7(a).

D.	Hearing Location. The hearing shall be held in Boston, Massachusetts, unless the Parties mutually agree to a different location.

E.	Confirmation. Either Party may apply to a court of competent jurisdiction for an order confirming any award of the Panel; a judgment of that court shall thereupon be entered on any award. If such

Effective: January 1, 2010	Page 12 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

an order is issued, the Party against whom confirmation is sought shall pay the attorneys’ fees incurred of the Party who applied for the confirmation order and all court costs of any such proceeding.

F.	Equitable Relief from a Court of Law. Nothing herein shall be construed to prevent any participating Party from applying to a court of competent jurisdiction to issue a restraining order or other equitable relief to maintain the “status quo” of the Parties participating in the arbitration pending the decision and award by the Panel.

G.	Consolidated Proceedings.
1.	Same contract, single Subscribing Reinsurer. Both the Company and any single Subscribing Reinsurer on this Contract have the right to combine any and all disputes between them that concern this Contract (including any renewal of this Contract or any contract for which this Contract is a renewal) into a single arbitration proceeding before a single Panel, except that the standard for determining whether a Party may add a new issue, claim, or dispute to an arbitration proceeding shall be the standard for amending a Position statement, as set forth in Paragraph B7 of this Article.

2.	Multiple contracts, single Subscribing Reinsurer. The Company has the right to combine any and all disputes between the Company and a single Subscribing Reinsurer into a single arbitration proceeding before a single Panel where such disputes involve this Contract and any additional contracts between the two Parties, except that the standard for determining whether a Party may add a new issue, claim, or dispute to an arbitration proceeding shall be the standard for amending a Position statement, as set forth in Paragraph B7 of this Article.

3.	Same contract, multiple Reinsurers. At the Company’s option, if more than one Subscribing Reinsurer is involved in arbitration relating to this Contract, where there are common questions of law or fact and a possibility of conflicting awards or inconsistent results, all such Reinsurers shall constitute and act as one Party for purposes of this Article and communications shall be made by the Company to each of the Reinsurers constituting the one Party; provided, however, that the Reinsurers shall have the right to assert several, rather than joint defenses or claims, and to be represented by separate counsel. This provision shall not change the liability of each of the Reinsurers under the terms of this Contract from several to joint.
H.	Choice of Law. The law set forth in the Governing Law Article shall apply to this Arbitration Article. In addition, to the extent the Panel (or the umpire in an Alternative Streamlined Procedure) looks to applicable law, such Panel or umpire shall apply the law as set forth in the Governing Law Article of this Contract.

I.	Survival of Article. This Article shall survive the termination or expiration of this Contract.
ARTICLE 20 — INTEREST PENALTY (LM-01400-2005.08.24-A)
A.	The interest amounts provided for in this Article shall apply to the Subscribing Reinsurer or to the Company in the following circumstances:
1.	If a loss payment owed by the Subscribing Reinsurer to the Company is not received within forty five (45) calendar days following the date of presentation to the Subscribing Reinsurer of information necessary to approve payment of the claim, and/or

2.	If any premium payment owed by the Company to the Subscribing Reinsurer is not received within forty five (45) calendar days following the date on which payment is due, and/or

Effective: January 1, 2010	Page 13 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

3.	If any premium adjustment, agreed by either Party to the other, is not received within one hundred fifty (150) calendar days following the expiry or anniversary of this Contract, and/or

4.	If any return of premiums, commissions, profit sharing, or any amounts not provided in subparagraphs 1, 2, and 3 above, are not received in accordance with the date specified in this Contract or if no date is specified, within ninety (90) calendar days following the date the debtor Party received the billing.
B.	Failure by the Subscribing Reinsurer or Company to comply with their respective payment obligations within the time periods as herein provided shall, as of that date, be subject to an interest payment computed by multiplying the amount due by a variable rate consisting of the U.S. Prime Rate as published in the Eastern Edition of The Wall Street Journal on the first day of the calendar month in which the amount became past due, plus two percent (2%). The variable rate shall be adjusted monthly thereafter to equal the U.S. Prime Rate as published in the Eastern Edition of The Wall Street Journal on the first day of each successive month during which the amount due remains unpaid, plus two percent (2%). The product shall then be multiplied by 1/365 for each day after the due date that the amount due and the interest amount remain unpaid. Any interest that occurs pursuant to this Article shall be calculated by the Party to which it is owed.

C.	The validity of any claim or payment may be contested under the provisions of this Contract. If the debtor Party prevails in arbitration or any other proceeding with respect to the amounts in dispute, there shall be no interest penalty due. If the creditor Party wholly or partially prevails on any of the amounts in dispute, the interest penalty shall be awarded as outlined above. Such interest penalty shall be calculated from the date the monies were due and owing to the date of resolution of the arbitration or proceeding, and shall be payable as of the date of resolution of the arbitration or proceeding.

D.	If a Subscribing Reinsurer advances the entire or partial payment of any claim it is contesting, and wholly or partially prevails in the contest, the Company shall promptly return the applicable amount of such payment. The arbitrator(s) hearing such dispute shall determine if interest shall be added to the amount returned by the Company.

E.	Any interest owing pursuant to this Article may be waived by the Party to which it is owed. Further, any interest calculated pursuant to this Article that is one hundred dollars ($100) or less shall be waived. Any waiver of any interest pursuant to this paragraph, however, shall not affect the waiving Party’s right to claim and/or pursue interest for any other failure by the other Party to make payment when due under this Article.
ARTICLE 21 — DIVIDENDS AND TAXES (LM-00600-2005.06.02-A)
In consideration of the terms of this Contract, the Company shall not claim any deduction in respect of any amount paid as dividends or as reinsurance premium when making tax returns, other than income or profits tax returns to any State or to the District of Columbia.
ARTICLE 22 — FEDERAL EXCISE TAX (LM-01000-2005.08.24-A)
A.	This Article is applicable to any Subscribing Reinsurer who is domiciled outside of the United States of America, except for any Subscribing Reinsurer exempt from Federal Excise Tax. A Subscribing Reinsurer that claims exempt status from Federal Excise Tax shall provide to the Company, upon its request, proof that the exempt status adequately satisfies the demands of the U.S. Internal Revenue Agency and/or other applicable U.S. government authority.

Effective: January 1, 2010	Page 14 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

B.	Each Subscribing Reinsurer shall allow the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) for the purpose of paying Federal Excise Tax to the extent such premium is subject to such tax.

C.	In the event of any return of premium, the Subscribing Reinsurer shall deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent shall recover such tax from the United States Government.
ARTICLE 23 — OFFSET (LM-01701-2005.06.02-A)
Each party to this Contract together with their successors or assigns shall have and may exercise, at any time, the right to offset any balance(s) due the other (or, if more than one, any other) under this Contract. Such offset may include balances due under this Contract regardless of whether such balances arise from premiums, losses, or otherwise, provided however, that in the event of insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of the applicable law, statute, or regulation governing such offset.
ARTICLE 24 — SERVICE OF SUIT (LM-01900-2005.08.24-A)
(This Article applies to unauthorized Reinsurers and to Reinsurers who are domiciled outside the United States of America.)
A.	This Service of Suit Article will not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.

B.	In the event of the failure of the Subscribing Reinsurer to pay any amount claimed to be due hereunder, the Subscribing Reinsurer, at the request of the Company, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Subscribing Reinsurer’s right to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any state in the United States. The Subscribing Reinsurer, once the appropriate Court is selected, whether such court is the one originally chosen by the Company and accepted by the Subscribing Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, will comply with all requirements necessary to give said Court jurisdiction and, in any suit instituted against any of them upon this Contract, will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

C.	Service of process in such suit may be made upon Mendes & Mount, LLP, 750 Seventh Avenue, New York, NY 10019-6829.

D.	The above-named are authorized and directed to accept service of process on behalf of the Subscribing Reinsurer in any such suit. Further, pursuant to any statute of any state, territory, or district of the United States that makes provision therefore, the Subscribing Reinsurer hereby designates the Superintendent, Commissioner, or Director of Insurance, or other officer specified for that purpose in the statute, or their successor(s) in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceedings instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

Effective: January 1, 2010	Page 15 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

ARTICLE 25 — UNAUTHORIZED REINSURANCE (LM-02500-2006.10.26-A)
(Applies only to a Subscribing Reinsurer who at the inception of the Contract or at any time thereafter does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company’s reserves.)
A.	As regards Policies or bonds issued by the Company coming within the scope of this Contract, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for unearned premium and losses covered hereunder which it shall be required by law to set up, it will forward to the Subscribing Reinsurer a statement showing the proportion of such reserves which is applicable to the Subscribing Reinsurer. The Subscribing Reinsurer hereby agrees to fund such reserves in respect of unearned premium, known outstanding losses that have been reported to the Subscribing Reinsurer and allocated loss adjustment expense relating thereto, losses and allocated loss adjustment expense paid by the Company but not recovered from the Subscribing Reinsurer, plus reserves for losses incurred but not reported as determined by the Company, as shown in the statement prepared by the Company (hereinafter referred to as “Subscribing Reinsurer Obligations”) by funds withheld, cash advances, or Letters of Credit. Unless the Company and the Subscribing Reinsurer otherwise agree, and/or the method of funding is determined by applicable law, statute, or regulation, the Subscribing Reinsurer shall agree to fund such Subscribing Reinsurer Obligations by Letters of Credit.

B.	When funding by Letters of Credit, the Subscribing Reinsurer agrees to apply for and secure timely delivery to the Company of clean, irrevocable, and unconditional Letters of Credit issued by a bank that is a qualified U.S. financial institution and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company’s reserves in an amount equal to the Subscribing Reinsurer’s proportion of said reserves. Such Letters of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from their date of expiration or any future expiration date unless sixty (60) days prior to any expiration date the issuing bank shall notify the Company by certified mail that the issuing bank elects not to consider the Letters of Credit extended for any additional period.

C.	The Subscribing Reinsurer and Company agree that the Letters of Credit provided by the Subscribing Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company, or any successor, by operation of law, of the Company, including without limitation, any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Subscribing Reinsurer for one or more of the following purposes:
1.	To pay or reimburse the Company for:
a.	The Subscribing Reinsurer’s share under this Contract of premiums returned, but not yet recovered from the Subscribing Reinsurer, to the owners of Policies reinsured under this Contract on account of cancellations of such Policies; and

b.	The Subscribing Reinsurer’s share, under this Contract, of surrenders and benefits or losses paid by the Company, but not yet recovered from the Subscribing Reinsurer, under the terms and provisions of the Policies reinsured under this Contract; and

c.	The Subscribing Reinsurer’s share of any other amounts necessary to secure the credit or reduction from liability for
2.	Where the Letters of Credit will expire without renewal or be reduced or replaced by Letters of Credit for a reduced amount and where the Subscribing Reinsurer’s entire obligations under this Contract remain unliquidated and undischarged ten (10) days prior to the termination date, to withdraw amounts equal to the Subscribing Reinsurer’s share of the liabilities, to the extent that the liabilities have not yet been funded by the Subscribing Reinsurer and exceed the amount of any reduced or replacement Letters of Credit, and deposit those amounts in a separate account in the name of the Company in a qualified

Effective: January 1, 2010	Page 16 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

U.S. financial institution apart from its general assets, in trust for such uses and purposes specified in above as may remain after withdrawal and for any period after the termination date.
D.	The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company as applicable.

E.	At annual intervals, or at the Company’s option, on a quarterly basis, the Company shall prepare a specific statement of the Subscribing Reinsurer’s Obligations, for the sole purpose of amending the Letters of Credit, in the following manner:
1.	If the statement shows that the Subscribing Reinsurer’s Obligations exceed the balance of credit as of the statement date, the Subscribing Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letters of Credit increasing the amount of credit by the amount of such difference.

2.	If, however, the statement shows that the Subscribing Reinsurer’s Obligations are less than the balance of credit as of the statement date, the Company shall, within thirty (30) days after receipt of written request from the Subscribing Reinsurer, release such excess credit by agreeing to secure an amendment to the Letters of Credit reducing the amount of credit available by the amount of such excess credit.
F.	Any and all disputes between the Company and any Subscribing Reinsurer or Reinsurers (“Party”, individually, or “Parties”, collectively) arising out of, relating to, or concerning this Article shall be resolved pursuant to the ARIAS-U.S. Newer Arbitrator Program. Unless the Parties otherwise agree, the ARIAS Newer Arbitrator Program expedited proceeding with a single Newer Arbitrator shall be used to resolve any such disputes.
ARTICLE 26 — CONFIDENTIALITY (LM-00400-2005.11.10-A)
A.	Confidential Information. The submission materials, and any Policy, financial, underwriting, accounting, and claims information, data statements, representations, and other materials provided by the Company or it affiliates and received by the Subscribing Reinsurer in the course of an audit, inspection, or otherwise, represent confidential or proprietary information (“Confidential Information”). This Confidential Information is intended for the sole use of the Subscribing Reinsurer (and its retrocessionaires, respective auditors, accountants, and legal counsel) as may be necessary in analyzing and/or accepting a participation in and/or executing its responsibilities under or related to this Contract. The Subscribing Reinsurer acknowledges and agrees that with respect to any review of Confidential Information by the Subscribing Reinsurer, and/or discussion of Confidential Information, the Company and its affiliates do not waive and do not intend to waive any available privilege or protection. The review of Confidential Information by the Subscribing Reinsurer and/or discussion of Confidential Information with the Company or its affiliates shall not destroy, waive, or otherwise impair the proprietary and/or protected status of any Confidential Information or any information revealed in such discussion with the personnel of the Company or its affiliates, whether reviewed by and/or discussed with the Subscribing Reinsurer intentionally or inadvertently, nor does the review of the Confidential Information and/or discussion of Confidential Information with the Company or its affiliates constitute an estoppel or waiver of the Company’s or its affiliates’ rights to assert the attorney-client or work-product privileges, or any other applicable privilege or protection, over certain documents contained in the Company’s or its affiliates’ files and/or certain information.

B.	The Company and the Subscribing Reinsurer agree that no confidentiality obligations will apply to Confidential Information to the extent such Confidential Information: (1) is or becomes available to

Effective: January 1, 2010	Page 17 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

the public, other than as a result of impermissible disclosure by the Subscribing Reinsurer, (2) was or became available lawfully to the Subscribing Reinsurer from a source, other than the Company, its affiliates or their personnel, that is not subject to a confidentiality obligation, (3) was developed independently by the Subscribing Reinsurer prior to disclosure by the Company, its affiliates or their personnel, as demonstrated by the Subscribing Reinsurer’s records, or (4) is required to be disclosed by law, regulation, court, or regulatory agency action, subject to Paragraph E of this Article.

C.	The Subscribing Reinsurer agrees to preserve all confidentiality and privilege pertaining to all Confidential Information provided by the Company and all knowledge and information gained through its review of Confidential Information or discussions with the personnel of the Company or its affiliates. The Subscribing Reinsurer further agrees not to disclose any such Confidential Information to any other person or entity except as such disclosure may be necessary to its retrocessionaires, accountants, attorneys, auditors, actuaries or third party catastrophe modelers or as otherwise required by law. The Subscribing Reinsurer agrees that no Confidential Information is to be copied and/or removed from the Company’s or its affiliates’ premises without the express permission of the Company.

D.	Non-Public Personally Identifiable Information. Additionally, any disclosure of non-public personally identifiable information shall comply with all state and federal statutes and regulations governing the disclosure of non-public personally identifiable information. “Non-public personally identifiable information” is financial or medical information of or concerning a private person which either has been obtained from sources which are not available to the general public or obtained from the person who is the subject and which information is included in data files exchanged by the parties hereto. For the purposes hereof, the terms shall include data elements such as names and addresses of individuals. Disclosing or using this information for any purpose beyond the scope of this Contract, or beyond the exceptions set forth above, is expressly forbidden without the prior consent of the Company.

E.	Third-Party Demand. Should the Subscribing Reinsurer receive a third-party demand pursuant to subpoena, summons, or court or governmental order, to disclose Confidential Information (including Non-public personally identifiable information) that has been provided by the Company or its affiliates, the Subscribing Reinsurer shall make commercially reasonable efforts to notify the Company promptly upon receipt of the demand and prior to disclosure of the Confidential Information and provide the Company a reasonable opportunity to object to the disclosure. If the Company timely objects to the release of the Confidential Information, the Subscribing Reinsurer will comply with the reasonable requests of the Company in connection with the Company’s efforts to resist release of the Confidential Information. The Company shall bear the cost of resisting the release of the Confidential Information.

F.	Survival. The parties agree that the obligations contained in this Article shall survive the expiration or termination of this Contract.
ARTICLE 27 — GOVERNING LAW (LM-01200-2005.06.02-A)
The validity and interpretation of this Contract shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts.
ARTICLE 28 — SEVERABILITY (LM-02000-2005.06.02-A)
If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations, or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.

Effective: January 1, 2010	Page 18 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

ARTICLE 29 — ENTIRE AGREEMENT (LM-00701-2005.08.24-A)
This Contract and the Novations of which it forms a part, shall constitute the entire agreement between the Company and the Subscribing Reinsurer with respect to the subject matter of this Contract and shall supersede all prior understandings, negotiations and discussions, whether oral or written, by or between the Company and the Subscribing Reinsurer relating to the subject matter hereof. There are no general or specific warranties, representations or other agreements by or among the Company and the Subscribing Reinsurer in connection with entering into this Contract except as specifically set forth in this Contract. Notwithstanding the foregoing, this contract may be amended or modified only by a writing signed by both the Company and the Subscribing Reinsurer.
ARTICLE 30 — FEDERAL TERRORISM EXCESS RECOVERY (LM-01100-2007.12.28-A)
A.	Any loss reimbursement the Company receives from the United States Government under the Terrorism Risk Insurance Act of 2002 and any subsequent amendments thereto (“TRIA”) as a result of loss occurrences commencing during the term of this Contract shall apply as follows:

B.	Except as provided below, any loss reimbursement under TRIA shall inure solely to the benefit of the Company and shall be entirely disregarded in applying all of the provisions of this Contract.

C.	If one or more loss occurrences commencing during the term of this Contract result(s) in reinsurance recoveries to the Company under this Contract and reimbursement under TRIA, and such amounts, together with any other reinsurance recoveries to the Company for said loss occurrence(s), exceed the total amount of “Insured Losses” to the Company, any amount in excess thereof shall be held by the Company. The Company shall then reimburse the Subscribing Reinsurer a portion of such excess recovery in an amount equal to the proportion that the Subscribing Reinsurer’s payment under this Contract bears to the total treaty reinsurance recoveries to the Company for Insured Losses for said loss occurrence(s). Provided, however, that in no event shall such reimbursement exceed the amount paid by the Subscribing Reinsurer to the Company under this Contract.

D.	For purposes hereof, if a loss reimbursement received by the Company under TRIA is based on the Company’s Insured Losses in more than one loss occurrence and neither the Secretary of the Treasury nor his delegate specifies the amount of loss allocable to each respective loss occurrence, the reimbursement shall be pro-rated in the proportion that the Company’s Insured Losses in each loss occurrence bears to the Company’s total Insured Losses resulting from all loss occurrences to which the reimbursement applies.

E.	For purposes of this Article, “Insured Loss (es)” shall have the same meaning as set forth in Section 102(5) of TRIA.
ARTICLE 31 — SPECIAL CONDITIONS (LM-02100-2006.11.27-A)
A.	This Article applies only in the event that:
1.	A State Insurance Department or other legal authority orders the Subscribing Reinsurer to cease writing business or has imposed upon it any other restrictions on or conditions relating to the Subscribing Reinsurer’s license or conduct of business in any jurisdiction; or

2.	The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there have been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

Effective: January 1, 2010	Page 19 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

3.	The Subscribing Reinsurer’s policyholders’ surplus or equity has been reduced by twenty five percent (25%) or there has been a twenty five percent (25%) reduction in the Subscribing Reinsurer’s Stamp Capacity or funds at Lloyd’s at the inception of this Contract; or

4.	The Subscribing Reinsurer has entered into a definitive agreement to become merged with, acquired, or controlled by any unaffiliated company, corporation, or individual(s) not controlling the Subscribing Reinsurer’s operations at the inception of this Contract; or

5.	The Subscribing Reinsurer’s A.M. Best Rating has been assigned or downgraded below A-or Standard and Poor’s Rating has been assigned or downgraded below A-; or

6.	The Subscribing Reinsurer fails to maintain its surplus at a level of at least two hundred percent (200%) of the Subscribing Reinsurer’s Authorized Control Level Risk-Based Capital; or

7.	The Subscribing Reinsurer announces intentions to cease underwriting operations; or

8.	The Subscribing Reinsurer voluntarily ceases underwriting operations; or

9.	The Subscribing Reinsurer has reinsured its entire liability under this Contract; or.

10.	The Subscribing Reinsurer, directly or through the actions of a parent company or an affiliated entity, has or has attempted to assign, novate or-transfer the Subscribing Reinsurer’s rights and/or obligations under this Contract, including any attempted transfer of rights and/or obligations under any U.S. or foreign statute, legislation or jurisprudence, without the Company’s prior written consent; or

11.	The Subscribing Reinsurer, directly or through the actions of a parent company or affiliated entity, has invoked any U.S. or foreign statute or jurisprudence which purports to enable the Reinsurer to require the Company to settle its claims liabilities, including but not limited to any estimated or undetermined claims liabilities under this Contract, on an accelerated basis. This condition does not apply to any attempt to enforce a settlement of claims liabilities under a commutation process to which the Company has agreed.
B.	If one or more of the above-stated circumstances occur, the Company shall provide the Subscribing Reinsurer with a written statement of the Subscribing Reinsurer’s share of all paid recoverables, case reserves, loss adjustment expenses, incurred but not reported losses, reserves for unearned premium, and ceding commissions due under this Contract (collectively “Obligations”). Within fifteen (15) days of the Subscribing Reinsurer’s receipt of such statement, the Subscribing Reinsurer agrees to fund all Obligations by clean, irrevocable, and unconditional Letters of Credit payable exclusively to the Company and issued by a bank acceptable to the Company. At the Company’s request, the Subscribing Reinsurer shall agree to provide separate Letters of Credit for any affiliates of the Company covered under this Contract. Such Letters of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from their dates of expiration or any future expiration dates, unless sixty (60) days prior to any expiration date the issuing bank shall notify the Company by certified mail that the issuing bank elects not to extend any Letter of Credit for any additional period.

C.	The Subscribing Reinsurer and Company agree that the Letters of Credit provided by the Subscribing Reinsurer, pursuant to the provisions of this Contract, may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company, including without limitation, any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Subscribing Reinsurer for one or more of the following purposes:
1.	To pay or reimburse the Company for:

Effective: January 1, 2010	Page 20 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

a.	The Subscribing Reinsurer’s share under this Contract of premiums returned, but not yet recovered from the Subscribing Reinsurer, to the owners of Policies reinsured under this Contract due to cancellations of such Policies; and

b.	The Subscribing Reinsurer’s share, under this Contract, of surrenders and benefits or liabilities paid by the Company but not yet recovered from the Subscribing Reinsurer, under the terms and provisions of the Policies reinsured under this Contract; and

C.	Any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Company.
2.	Where the Letters of Credit will expire without renewal or be reduced or replaced by Letters of Credit for a reduced amount and where the Subscribing Reinsurer’s entire obligations under this Contract remain unliquidated and undischarged ten (10) days prior to the termination date, to withdraw amounts equal to the Subscribing Reinsurer’s share of the liabilities, to the extent that the liabilities have not yet been funded by the Subscribing Reinsurer and exceed the amount of any reduced or replacement Letters of Credit, and deposit those amounts in a separate account in the name of the Company in a qualified U.S. financial institution apart from its general assets, in trust for such uses and purposes as specified above as may remain after withdrawal and for any period after the termination date.
D.	At annual intervals, or at the Company’s option, on a quarterly basis, the Company shall prepare an adjusted statement of the Subscribing Reinsurer’s Obligations, for the sole purpose of amending the Letters of Credit, in the following manner:
1.	If the statement shows that the Subscribing Reinsurer’s Obligations exceed the balance of credit as of the statement date, the Subscribing Reinsurer shall, within fifteen (15) days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letters of Credit increasing the amount of credit by the amount of such difference.

2.	If, however, the statement shows that the Subscribing Reinsurer’s Obligations are less than the balance of credit as of the statement date, the Company shall, within fifteen (15) days after receipt of written request from the Subscribing Reinsurer, release such excess credit by agreeing to secure an amendment to the Letters of Credit reducing the amount of credit available by the amount of such excess credit.
E.	If the Subscribing Reinsurer fails to fund such Obligations by Letters of Credit as described above, the Company may terminate this Contract at any time by the giving of thirty (30) days prior written notice to the Subscribing Reinsurer.

F.	The coverage afforded by this Contract shall cease as of the date of termination and the Subscribing Reinsurer shall return the unearned premium, if any. If coverage hereunder terminates while a claim covered by this Contract is in progress, the Subscribing Reinsurer shall be liable subject to all other conditions hereof for its proportion of the entire claim, provided that the event giving rise to the claim started before such termination.

G.	If the Company elects to terminate this Contract, the Company shall have the option to commute the Subscribing Reinsurer’s liability for loss(es), whether reported or unreported, comprising the sum total of the present value of the ceded: (1) case reserves and allocated loss adjustment expense, (2) projected ultimate losses, (3) any unearned premium reserve, and (4) undiscounted outstanding paid claims (hereinafter the “Commutation Losses”), on Policies covered by this Contract as of the effective date of termination.
1.	The Company shall submit a statement of valuation showing the elements considered reasonable to establish the Commutation Losses, and the Subscribing Reinsurer shall pay the amount requested. In the event the Company and the Subscribing Reinsurer cannot agree on the statement of valuation of the Subscribing Reinsurer’s liability under such

Effective: January 1, 2010	Page 21 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

Policies, either party may request in writing that the differences be settled by a panel of three actuaries. Each party shall appoint an actuary to assess such liability within fifteen (15) days after receipt of the written request for commutation. Upon such appointment, the two (2) actuaries shall appoint a third actuary. If the two (2) actuaries fail to agree on the third actuary within thirty (30) days of their appointment, each of them shall nominate three (3) individuals, of whom the other shall decline two (2), and the final decision shall be made by drawing lots. The actuaries shall then investigate and capitalize such Commutation Loss(es) within thirty (30) days. As used herein, “capitalize” shall mean to determine the present value of Commutation Losses, without regard to the Subscribing Reinsurer’s ability to pay such losses. The panel shall meet in Boston, Massachusetts, unless the Company and Subscribing Reinsurer agree otherwise.

2.	All actuaries shall be disinterested in the outcome of the commutation and shall be Fellows of the Society of Actuaries/Fellows of the Casualty Actuarial Society. Except as stated below, the expense of the actuaries and of the commutation shall be equally divided between the parties of the commutation.

3.	The decision in writing of the actuaries, when filed with the parties hereto, shall be final and binding, except that if the Company does not agree with the capitalized value of the Commutation Loss(es), the Company shall have no obligation to commute. In the event the Company does not agree with the capitalized value of the Commutation Loss(es) and does not move forward with commutation, the expense of the actuaries, including reasonable expense of the actuary appointed by the Subscribing Reinsurer, will be paid by the Company. If the Contract is commuted, payment by the Subscribing Reinsurer to the Company or any other third party mutually agreed upon by the Subscribing Reinsurer and the Company shall constitute a complete and final release of the Subscribing Reinsurer in respect to its liability under this Contract.
H.	Termination under the terms of this Article can be made after the date of expiration of this Contract.
ARTICLE 32 — REINSURER CLAIMS OBLIGATIONS (LM-03100-2007.10.10-A)
It is understood and agreed that the Subscribing Reinsurer will fulfill its obligations under the Loss Adjustment and Settlement Article, until all claims have been reported and settled. Without first obtaining the Company’s written consent, the Subscribing Reinsurer will not, either directly or as the result of an action of a parent company or an affiliated entity, invoke any U.S. or foreign statute, legislation, or jurisprudence that purports to enable the Subscribing Reinsurer to require the Company to settle their claims liabilities, including but not limited to any estimated or undetermined claims liabilities, under this Contract on an accelerated basis. It is further expressly understood and agreed that in the event the Subscribing Reinsurer attempts to require the Company to settle their claims liabilities on an accelerated basis, the Company shall continue to have the right to utilize or to draw upon Letters of Credit or other collateral, under the terms of this Contract. This Article does not prevent the Company and the Subscribing Reinsurer from settling any claims liabilities using a commutation process that is agreeable to both parties. This Article shall in no way affect the rights and obligations of the Company and the Subscribing Reinsurer under the Insolvency Article.

Effective: January 1, 2010	Page 22 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in triplicate, by their duly authorized representatives.
In Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ John D. Doyle
Signature	Signature

Kristin Ciotti	John D. Doyle

Name	Name

Assistant Secretary	Vice President and Comptroller

Title	Title
And in Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	PEERLESS INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ Michael J. Fallon
Signature	Signature

Kristin Ciotti	Michael J. Fallon

Name	Name

Assistant Secretary	Treasurer and Chief Financial Officer

Title	Title
And in Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	LIBERTY MUTUAL INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ John D. Doyle
Signature	Signature

Kristin Ciotti	John D. Doyle

Name	Name

Assistant Secretary	Vice President and Comptroller

Title	Title

Effective: January 1, 2010	Page 23 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

EXHIBIT A
FIRST WORKERS’ COMPENSATION
CATASTROPHE EXCESS OF LOSS REINSURANCE
$75,000,000 excess $25,000,000
SECTION 1 — LIMIT AND RETENTION
A.	Under this Exhibit the Subscribing Reinsurer shall be liable for the Ultimate Net Loss in excess of $25,000,000 each Loss Occurrence (regardless of the number of policies under which such loss is payable or the number of different interests insured) subject to a limit of $75,000,000 each Loss Occurrence. The maximum contribution to the Ultimate Net Loss shall be limited to a maximum per life recovery of $5,000,000 (discounted to net present value in accordance with the provisions of the Commutation Article).

B.	Notwithstanding the Subscribing Reinsurer’s liability on each Loss Occurrence, the Subscribing Reinsurer’s liability shall further be limited to $150,000,000 for all such loss occurrences recoverable during the term of this Contract.

C.	It is understood and agreed that the limit and retention described above applies to the Company, and to Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, and all of their affiliates (other than the Company), hereinafter “the LMG Companies”. Any loss occurrence affecting both the LMG Companies, on the one hand, and the Company, on the other, shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention, and reinsurance recovery will be allocated to the Company in the same ratio that the Ultimate Net Loss bears to the total Ultimate Net Loss of the Company, on the one hand, and the LMG Companies, on the other. It is further understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit and retention will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — PREMIUM
A.	The premium paid to the Subscribing Reinsurer under this Exhibit shall be calculated at a rate of 0.005% of the gross net written premium for the Business Covered hereunder, as stated in the Business Covered Article.

B.	The term “gross net written premium” shall mean gross written premiums less return premiums for cancellations and reductions in rates and less premium paid for reinsurance inuring to the Subscribing Reinsurer’s benefit, if any.

C.	The Company paid to the Subscribing Reinsurer a minimum and deposit premium of $37,000 in equal quarterly installments of $9,250 on January 1, April 1, July 1 and October 1, 2008. For purposes of calculating minimum and deposit premium paid by each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company, the minimum and deposit premium was multiplied by the ratio that the subject written premium of each bore to the total subject written premium of the Company.

D.	The Company furnished to the Subscribing Reinsurer, a finalized statement of the actual gross net written premium, as defined herein, for the previous year. The difference between the minimum and deposit premium paid under this Exhibit and the actual gross net written premium was settled to/from the Company.

Effective: January 1, 2010	Page 24 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

E.	The Company has provided to the Subscribing Reinsurer, any reports necessary for annual statement purposes.
SECTION 3 — REINSTATEMENT
A.	In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a loss occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence. The Company shall pay to the Subscribing Reinsurer for such reinstatement an additional premium calculated at pro rata of 100% of the premium, being pro rata as to the fraction of the face value under this Exhibit (being $75,000,000) reinstated. For purposes of calculating reinstatement premium, the reinsurance premium is deemed to be $10,800,000, multiplied by the ratio that the Company’s reinsurance recovery bears to the total reinsurance recovery of the Company and the LMG Companies. It is further understood for purposes of calculating reinstatement premium due from the Company, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.

B.	Notwithstanding anything contained herein to the contrary, the Subscribing Reinsurer’s liability under this Exhibit shall not exceed $75,000,000 for any one Loss Occurrence nor $150,000,000 for loss or losses occasioned by all loss occurrences under this Exhibit during the term of this Contract.

C.	In the event of a paid loss hereunder, there shall be simultaneous settlement of reinstatement premium by the Company. In the event a reinstatement premium is paid prior to the calculation of the annual premium in accordance with the first paragraph of SECTION 2 of this Exhibit the reinstatement premium shall be provisionally calculated upon the deemed premium of $10,800,000 for the LMG Companies and the Company and adjusted subsequently when the premium adjustment is made for the LMG Companies and the Company.
SECTION 4 — SUBSCRIBING REINSURER INTERESTS AND LIABILITIES
It is hereby agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer’s share in the interests and liabilities as set forth in this Exhibit, shall be 50%.

Effective: January 1, 2010	Page 25 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

EXHIBIT B
SECOND WORKERS’ COMPENSATION
CATASTROPHE EXCESS OF LOSS REINSURANCE
$400,000,000 excess $100,000,000)
SECTION 1 — LIMIT AND RETENTION
A.	Under this Exhibit the Subscribing Reinsurer shall be liable for the Ultimate Net Loss in excess of $100,000,000 each Loss Occurrence (regardless of the number of policies under which such loss is payable or the number of different interests insured) subject to a limit of $400,000,000 each Loss Occurrence. The maximum contribution to the Ultimate Net Loss shall be limited to a maximum per life recovery of $10,000,000 (discounted to net present value in accordance with the provisions of the Commutation Article).

B.	Notwithstanding Subscribing Reinsurer’s liability on each Loss Occurrence, Subscribing Reinsurer’s liability shall further be limited to $800,000,000 for all such loss occurrences recoverable during the term of this Contract.

C.	It is understood and agreed that the limit and retention described above applies to the Company, and to Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, and all of their affiliates (other than the Company), hereinafter “the LMG Companies”. Any loss occurrence affecting both the LMG Companies, on the one hand, and the Company, on the other, shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention, and reinsurance recovery will be allocated to the Company in the same ratio that the Ultimate Net Loss bears to the total Ultimate Net Loss of the Company, on the one hand, and the LMG Companies, on the other. It is further understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit and retention will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — PREMIUM
A.	The premium paid to the Subscribing Reinsurer under this Exhibit shall be calculated at a rate of 0.002% of the gross net written premium for the Business Covered hereunder, as state in the Business Covered Article.

B.	The term “gross net written premium” shall mean gross written premiums less return premiums for cancellations and reductions in rates and less premium paid for reinsurance inuring to the Subscribing Reinsurer’s benefit, if any.

C.	The Company paid to the Subscribing Reinsurer a minimum and deposit premium of $15,000 in equal quarterly installments of $3,750 on January 1, April 1, July 1 and October 1, 2008. For purposes of calculating minimum and deposit premium paid by each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company, the minimum and deposit premium was multiplied by the ratio that the subject written premium of each bore to the total subject written premium of the Company.

D.	The Company furnished to the Subscribing Reinsurer, a finalized statement of the actual gross net written premium, as defined herein, for the previous year. The difference between the minimum and deposit premium paid under this Exhibit and the actual gross net written premium was settled to/from the Company.

Effective: January 1, 2010	Page 26 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

E.	The Company has provided to the Subscribing Reinsurer, any reports necessary for annual statement purposes.
SECTION 3 — REINSTATEMENT
A.	In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a loss occurrence, the amount so exhausted is automatically reinstated from the time of the loss occurrence. The Company shall pay to the Subscribing Reinsurer for such reinstatement an additional premium calculated at pro rata of 100% of the premium under this Exhibit, being pro rata as to the fraction of the face value under this Exhibit (being $400,000,000) reinstated. For purposes of calculating reinstatement premium, the reinsurance premium is deemed to be $7,500,000, multiplied by the ratio that the Company’s reinsurance recovery bears to the total reinsurance recovery of the Company and the LMG Companies. It is further understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit and retention will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.

B.	Notwithstanding anything contained herein to the contrary, the Subscribing Reinsurer’s liability under this Exhibit shall not exceed $400,000,000 for any one Loss Occurrence nor $800,000,000 for loss or losses occasioned by all loss occurrences under this Exhibit during the term of this Contract.

C.	In the event of a paid loss hereunder, there shall be simultaneous settlement of reinstatement premium by the Company. In the event a reinstatement premium is paid prior to the calculation of the annual premium in accordance with the first paragraph of SECTION 2 of this Exhibit the reinstatement premium shall be provisionally calculated upon the deemed premium of $7,500,000 for the LMG Companies and the Company and adjusted subsequently when the premium adjustment is made.
SECTION 4 — SUBSCRIBING REINSURER INTERESTS AND LIABILITIES
It is hereby agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer’s share in the interests and liabilities as set forth in this Exhibit, shall be 75%.

Effective: January 1, 2010	Page 27 of 30	Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 2 No. 0100300-SUM08

EXHIBIT C
SECOND WORKERS’ COMPENSATION
CATASTROPHE EXCESS OF LOSS REINSURANCE
$700,000,000 excess $500,000,000)
A.	Under this Exhibit the Subscribing Reinsurer shall be liable for the Ultimate Net Loss in excess of $500,000,000 each Loss Occurrence (regardless of the number of policies under which such loss is payable or the number of different interests insured) subject to a limit of $700,000,000 each Loss Occurrence. The maximum contribution to the Ultimate Net Loss shall be limited to a maximum per life recovery of $10,000,000 (discounted to net present value in accordance with the provisions of the Commutation Article).

B.	Notwithstanding Subscribing Reinsurer’s liability on each Loss Occurrence, Subscribing Reinsurer’s liability shall further be limited to $1,400,000,000 for all such loss occurrences recoverable during the term of this Contract.

C.	It is understood and agreed that the limit and retention described above applies to the Company, and to Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, and all of their affiliates (other than the Company), hereinafter “the LMG Companies”. Any loss occurrence affecting both the LMG Companies, on the one hand, and the Company, on the other, shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention, and reinsurance recovery will be allocated to the Company in the same ratio that the Ultimate Net Loss bears to the total Ultimate Net Loss of the Company, on the one hand, and the LMG Companies, on the other. It is further understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit and retention will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — PREMIUM
A.	The premium paid to the Subscribing Reinsurer under this Exhibit shall be calculated at a rate of 0.002% of the gross net written premium for the Business Covered hereunder, as stated in the Business Covered Article.

B.	The term “gross net written premium” shall mean gross written premiums less return premiums for cancellations and reductions in rates and less premium paid for reinsurance inuring to the Subscribing Reinsurer’s benefit, if any.

C.	The Company paid to the Subscribing Reinsurer a minimum and deposit premium of $14,000 in equal quarterly installments of $3,500 on January 1, April 1, July 1 and October 1, 2008. For purposes of calculating minimum and deposit premium paid by each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company, the minimum and deposit premium was multiplied by the ratio that the subject written premium of each bore to the total subject written premium of the Company.

D.	The Company furnished to the Subscribing Reinsurer, a finalized statement of the actual gross net written premium, as defined herein, for the previous year. The difference between the minimum and deposit premium paid under this Exhibit and the actual gross net written premium was settled to/from the Company.

E.	The Company has provided to the Subscribing Reinsurer, any reports necessary for annual statement purposes.

Effective: January 1, 2010	Page 28 of 30	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

SECTION 3 — REINSTATEMENT
A.	In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a loss occurrence, the amount so exhausted is automatically reinstated from the time of the loss occurrence. The Company shall pay to the Subscribing Reinsurer for such reinstatement an additional premium calculated at pro rata of 100% of the premium under this Exhibit, being pro rata as to the fraction of the face value under this Exhibit (being $700,000,000) reinstated. For purposes of calculating reinstatement premium, the reinsurance premium is deemed to be $15,750,000, multiplied by the ratio that the Company’s reinsurance recovery bears to the total reinsurance recovery of the Company and the LMG Companies. It is further understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit and retention will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.

B.	Notwithstanding anything contained herein to the contrary, the Subscribing Reinsurer’s liability under this Exhibit shall not exceed $700,000,000 for any one Loss Occurrence nor $1,400,000,000 for loss or losses occasioned by all loss occurrences under this Exhibit during the term of this Contract.

C.	In the event of a paid loss hereunder, there shall be simultaneous settlement of reinstatement premium by the Company. In the event a reinstatement premium is paid prior to the calculation of the annual premium in accordance with the first paragraph of SECTION 2 of this Exhibit the reinstatement premium shall be provisionally calculated upon the deemed premium of $15,750,000 for the LMG Companies and the Company and adjusted subsequently when the premium adjustment is made.
SECTION 4 — SUBSCRIBING REINSURER INTERESTS AND LIABILITIES
It is hereby agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer’s share in the interests and liabilities as set forth in this Exhibit, shall be 100%.

Effective: January 1, 2010	Page 29 of 30	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

WAR AND TERRORISM EXCLUSION ENDORSEMENT (NBCR)
Notwithstanding any provision to the contrary within this reinsurance or any endorsement thereto it is agreed that this reinsurance excludes all actual or alleged losses, liabilities, damage, injuries, defense costs, costs or expense(s) directly or indirectly arising out of, contributed by, caused by, resulting from, or in connection with any of the following regardless of any other cause or event contributing concurrently or in any other sequence to the loss:
(1)	war, invasion, acts of foreign enemies, hostilities or warlike operations (whether war be declared or not), civil war, mutiny, revolution, rebellion, insurrection, uprising, military or usurped power, confiscation by order of any public authority or government de jure or de facto, martial law;

(2)	any act of terrorism.
For the purpose of this endorsement an act of terrorism means any activity that (1) involves a violent act or the unlawful use force or an unlawful act dangerous to human life, tangible or intangible property or infrastructure, or threat thereof; and (2) appears to be intended to (i) intimidate or coerce a civilian population, or any segment thereof, or (ii) disrupt any segment of the economy of a government de jure or de facto, state, or country; or (iii) overthrow, influence, or affect the conduct or policy of any government de jure or de facto by intimidation or coercion; or (iv) affect the conduct of a government de jure or de facto by mass destruction, assassination, kidnapping or hostage-taking.
This endorsement also excludes from coverage all actual or alleged losses, liabilities, damages, injuries, defense costs, costs or expenses directly or indirectly arising out of, contributed by, caused by, resulting from or in connection with any action taken in controlling, preventing, suppressing, retaliating against, or responding to (1), and/or (2) above.
However, with respect to (2) above, this exclusion only applies if one or more of the following are attributable to an incident:
(1)	The “terrorism” involves the use, release or escape of nuclear materials, or directly or indirectly results in nuclear reaction or radiation or radioactive contamination; or

(2)	The “terrorism” is carried out by means of the dispersal or application of pathogenic or poisonous biological or chemical materials; or

(3)	Pathogenic or poisonous biological or chemical materials are released, and it appears that one purpose of the “terrorism” was to release such materials.
In the event any portion of this endorsement is found to be invalid or unenforceable, the remainder shall remain in full force and effect.

Effective: January 1, 2010	Page 30 of 30	Workers’ Compensation Catastrophe Excess of Loss
Reinsurance Addendum 2
No. 0100300-SUM08

WORKERS’ COMPENSATION EXCESS OF LOSS
REINSURANCE ADDENDUM 3
NO. 0100200-SUM09
TO NOVATION AND AMENDMENT AGREEMENTS
EFFECTIVE JANUARY 1,2010
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire
(hereinafter referred to as the “Subscribing Reinsurer”)

Effective: January 1, 2010	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

WORKERS’ COMPENSATION EXCESS OF LOSS REINSURANCE ADDENDUM 3
NO. 0100200-SUM09

CONTENTS	ARTICLE	PAGE
ACCESS TO RECORDS	14	8
AMENDMENTS	15	10
ARBITRATION	16	10
ASSIGNMENT, NOVATION or TRANSFER	17	12
BUSINESS COVERED	1	1
CONFIDENTIALITY CLAUSE	18	13
CURRENCY	19	14
DIVIDENDS AND TAXES	20	14
EFFECTIVE DATE AND TERMINATION	2	2
ENTIRE AGREEMENT	21	14
ERRORS OR OMISSIONS	22	14
EXCLUSIONS	9	4
EXTRA CONTRACTUAL OBLIGATIONS	8	4
FEDERAL EXCISE TAX	23	14
FEDERAL TERRORISM EXCESS RECOVERY CLAUSE	24	15
GOVERNING LAW	25	15
INSOLVENCY	26	15
INTEREST PENALTY	27	16
LIMIT AND RETENTION	4	2
LOSS ADJUSTMENTS AND SETTLEMENTS	28	17
LOSS IN EXCESS OF POLICY LIMITS	7	3
LOSS OCCURRENCE	11	7
MEDIATION	29	18
OFFSET	30	18
REINSURANCE CLAIMS OBLIGATIONS	31	19
REINSURANCE PREMIUM	12	7
REPORTS AND REMITTANCES	13	8
SALVAGE AND SUBROGATION	32	19
SERVICE OF SUIT	33	20
SEVERABILITY	34	20
SPECIAL ACCEPTANCES	10	7
SPECIAL CONDITIONS	35	20
TERRITORY	3	2
THIRD PARTIES	36	24
ULTIMATE NET LOSS	6	2
UNAUTHORIZED REINSURENCE	37	24
WARRANTIES	5	2
ATTACHMENTS:
EXHIBIT A — FIRST EXCESS OF LOSS
EXHIBIT B — SECOND EXCESS OF LOSS
EXHIBIT C — THIRD EXCESS OF LOSS
INSOLVENCY FUNDS EXCLUSION CLAUSE

Effective: January 1, 2010	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — U.S.A.
NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — CANADA.
NUCLEAR INCIDENT EXCLUSION CLAUSE — REINSURANCE — NO. 4.

Effective: January 1, 2010	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

WORKER’S COMPENSATION EXCESS OF LOSS
REINSURANCE ADDENDUM 3
NO. 0100200-SUM09
(hereinafter referred to as the “Contract”)
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire
(hereinafter referred to as the “Subscribing Reinsurer”)
WHEREAS, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company entered into Novation and Amendment Agreements (“Novations”) effective January 1, 2010; and
WHEREAS, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company did not intend the business covered by this Contract to be subject to the Novations; and
WHEREAS, at all relevant times the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company have acted in accordance with such intent and the terms and provisions of this Contract.
NOW, THEREFORE, IN CONSIDERATION, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company agrees as follows:
ARTICLE 1 — BUSINESS COVERED
A.	This Contract shall indemnify the Company on an excess of loss basis in respect of the Ultimate Net Loss as a result of losses occurring for Policies in force at 12:01 a.m. Local Standard Time, January 1, 2009, and new and renewal Policies becoming effective on or after said date, subject to the terms and conditions contained herein.

B.	This Contract is solely between the Company and the Subscribing Reinsurer, and nothing contained in this Contract shall create any obligations or establish any rights against the Subscribing Reinsurer in favor of any person or entity not a party hereto.

C.	The term “Policies” shall mean each of the binders, policies, endorsements and contracts of insurance or reinsurance on the business covered hereunder.

Effective: January 1, 2010	Page 1 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

D.	Under this Contract, the indemnity for reinsured loss applies only to Workers Compensation and Employers Liability business written by the Company, except as may be excluded under the Exclusions Article.
ARTICLE 2 — EFFECTIVE DATE AND TERMINATION
A.	This Contract shall is effective with respect to losses occurring on or between 12:01 a.m., Local Standard Time, January 1, 2009 and 12:01 a.m. Local Standard Time, January 1, 2010.

B.	The Subscribing Reinsurer shall have no liability for losses occurring subsequent to 12:01 a.m. Local Standard Time, January 1, 2010.

C.	If a loss covered hereunder is in progress at 12:01 a.m. Local Standard Time, January 1, 2010, it is agreed that, subject to the other conditions of this Contract, the Subscribing Reinsurer shall indemnify the Company as if the entire loss had occurred prior to 12:01 a.m. Local Standard Time, January 1, 2010.
ARTICLE 3 — TERRITORY (LM-02200-2005.06.02-A)
The territorial limits of this Contract shall be identical with those of the Policies.
ARTICLE 4 — LIMIT AND RETENTION
A.	The limits and retentions provided under this Contract are as set forth in the Exhibits A., B. and C. attached hereto and made a part of this Contract.

B.	The Company’s retention and the Subscribing Reinsurer’s limit of liability for each Loss Occurrence, set forth in Section I of the Exhibits A., B. and C. attached hereto, shall apply irrespective of the number of Policies affected or number of hazards in one Policy, except as provided for in the Warranties Article.

C.	Reinsurance of the Company’s retention, set forth in each Exhibit, shall not be deducted in arriving at the Ultimate Net Loss herein.
ARTICLE 5 — WARRANTIES
Notwithstanding any other provision of this Contract, the maximum amount included in the Ultimate Net Loss under this Contract shall be:
A.	$5,000,000 each Life as respects Workers’ Compensation business;

B.	$2,000,000 Employers Liability coverage limit each Policy.
ARTICLE 6 — ULTIMATE NET LOSS (LM-02400-2008.05.13-A)
A.	“Ultimate Net Loss” as used in this Contract shall mean: (1) all amounts paid or due and payable by the Company in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal, or payment of claims or judgments arising from each and every loss, and/or Loss Occurrence for which the Company is or may be found liable under the Policies, less salvages

Effective: January 1, 2010	Page 2 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

and subrogation recoveries and amounts recovered or recoverable under pooling agreements or other reinsurances, whether collectible, or not. “Ultimate Net Loss” includes, but is not limited to, the following paid or due and payable amounts: loss adjustment expenses, defense costs, court costs, supersedeas and appeal bond costs, Post or Prejudgment Interest or Delayed Damages, Attorneys Fees and Expenses, Claim-Specific Declaratory Judgment Expenses, a pro rata share of salaries and expenses of the Company’s or its affiliates’ field employees according to the time occupied in adjusting, defending, and settling such loss, and expenses of all of the Company’s or its affiliates’ officers and employees incurred in connection with the loss; (except that salaries of officers and employees engaged in general management of the Company or its affiliates’ and any office expense of the Company or its affiliates’ shall not be included), and all other costs of investigation or litigation (2) Extra Contractual Obligations (as defined in the Extra Contractual Obligations Article), and (3) Loss in Excess of Original Policy Limits (as described in the Loss in Excess of Original Policy Limits Article).

B.	Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company’s Ultimate Net Loss has been ascertained.

C.	“Claim-Specific Declaratory Judgment Expenses” shall mean the fees and expenses incurred in actions brought to determine whether the Company has a defense and/or indemnification obligation for individual claims presented against Policies covered under this Contract. Any Claim-Specific Declaratory Judgment Expense shall be deemed to have been fully incurred on the same date as the insured’s original loss or Loss Occurrence (if any) giving rise to the action, unless otherwise provided for within this Contract.

D.	“Attorneys’ Fees and Expenses” as used above, shall mean all fees and expenses of attorneys, including but not limited to the fees and expenses of the Company’s or its affiliates’ in-house attorneys providing legal advice on coverage questions and/or defending the Company in coverage litigation, and fees and expenses of staff counsel in the defense of policyholder claims. Such Attorneys’ Fees and Expenses for in-house attorneys and staff counsel shall be calculated at the rate for such attorneys plus the expenses incurred by such attorneys, but excluding office expenses of the Company and its affiliates and salaries and expenses of their other employees.

E.	“Post or Prejudgment Interest or Delayed Damages” shall mean interest or damages added to a settlement, verdict, award, or judgment based on the period of time prior to or after the settlement, verdict, award, or judgment whether or not expressly identified as such.
ARTICLE 7 — LOSS IN EXCESS OF POLICY LIMITS (LM-01600-2005.08.24-A)
A.	This Contract shall protect the Company within the limits hereof, for 90% of any Loss in excess of the Company’s original Policy limit where Loss in excess of the limit has been incurred because of a failure by the Company or by a third-party claims administrator to settle within the Policy limit or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in defending or prosecuting litigation, including appeals, arbitration, or any alternative dispute resolution or settlement discussions involving any claim.

B.	However, the above paragraph shall not apply where the Loss has been incurred due to the fraud of a member of the Board of Directors or a Corporate Officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C.	With regard to excess of Policy limits, the word “Loss” shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy. The date on which any Loss in excess of the Company’s original Policy limit is incurred by

Effective: January 1,2010	Page 3 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

the Company shall be deemed, in all circumstances, to be the date of the original Loss Occurrence, accident, casualty, disaster, or Loss, as selected by the Company.
ARTICLE 8 — EXTRA CONTRACTUAL OBLIGATIONS (LM-00900-2007.03.28-A)
A.	This Contract shall protect the Company within the limits hereof for 90% of Extra Contractual Obligations. “Extra Contractual Obligations” are defined as any actual or potential liabilities not covered under any other provision of this Contract, arising from or relating to any alleged or actual act, error or omission, whether intentional or otherwise, or from any alleged or actual negligence, tortious conduct, reckless conduct, violations of statutes or regulations governing the conduct of insurance companies and/or claims adjusters, or bad faith in connection with: (i) the handling of any claim under the Policies covered by this Contract, such liabilities arising because of, but not limited to, the following: failure by the Company or by a third party claims administrator to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith of the Company or by a third party claims administrator in rejecting an offer of settlement, or in defending or prosecuting litigation, including appeals, arbitration, or any alternative dispute resolution or settlement discussions involving any claim; or (ii) the providing of or failure to provide any loss control or loss prevention services in connection with any Policy hereunder.

B.	The date on which any Extra Contractual Obligation is incurred shall be deemed, in all circumstances, to be the date of the original Loss Occurrence, accident, casualty, disaster, or loss, as selected by the Company.

C.	However, this Article shall not apply where the Loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.
ARTICLE 9 — EXCLUSIONS
THIS AGREEMENT DOES NOT COVER:
A.	THE FOLLOWING GENERAL CATEGORIES
1.	Assumed reinsurance other than inter-company agreements.

2.	Loss or damage caused directly or indirectly by:
(a)	foreign enemy attack by armed forces including action taken by military, naval or air forces in resisting an actual or an immediately impending enemy attack;

(b)	invasion;

(c)	insurrection;

(d)	rebellion;

(e)	revolution;

(f)	intervention;

(g)	civil war;

(h)	military or usurped power;

(i)	hostilities;

(j)	bombardment;

(k)	martial law;

(l)	acts of foreign enemies; or

Effective: January 1, 2010	Page 4 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

(m)	confiscation by order of any government or public authority.

However this exclusion would not apply to loss or damage covered under a standard form of Policy containing a standard war exclusion clause.
3.	All liability of the Company arising by contract, operation of the law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. “Insolvency Fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation on an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

4.	Business derived from any Pool, Association, including Joint Underwriting Association, Syndicate, Exchange, Plan, Fund or other facility directly as a member, subscriber or participant, or indirectly by way of reinsurance or assessments; provided this exclusion shall not apply to Automobile Liability or Workers Compensation assigned risks which may be currently or subsequently covered hereunder.

5.	Seepage and Pollution to the extent excluded in the original Policies and endorsements except when a judicial entity invalidates the Policies’ exclusion or in any jurisdiction whose regulatory authorities have prohibited the exclusion.

6.	Asbestos liability to the extent excluded in the original Policies and endorsements except when a judicial entity invalidates the Policies’ exclusion or in any jurisdiction whose regulatory authorities have prohibited the exclusion.

7.	Nuclear Risks as defined in the Nuclear Incident Exclusion Clauses which are attached and made part of this Contract:
a.	Nuclear Incident Exclusion Clause — Liability — Reinsurance — U.S.A.

b.	Nuclear Incident Exclusion Clause — Liability — Reinsurance — Canada.

c.	Nuclear Energy Risks Exclusion Clause (Reinsurance) (1994) (Worldwide excluding U.S.A. and Canada).
B.	THE FOLLOWING RISKS AS RESPECTS WORKERS COMPENSATION AND EMPLOYERS LIABILITY:
1.	Airports, bridges unless the span is less than 75 feet between pillars, tunnels, dams and reservoirs.

2.	Gas utilities.

3.	Gas and oil refineries. This exclusion is not to apply to the construction and maintenance of such exposures which shall include, but not be limited to, landscaping, road construction, excavation and water hauling, plumbing and electrical services.

4.	The following classes of contractors;
a.	insulation contractors, except insulation contractors installing fiberglass or Styrofoam insulation and not involved in the removal of non-fiberglass or Styrofoam insulation.
6.	Any of the following occupations, employments or risks (except when not disclosed to the Company or when incidental to a non-excluded risk (the Company to be the sole judge of what is incidental) or when insured through voluntary or statutory pools or assigned risk plans):
a.	navigation and operation of vessels on the high seas in foreign commerce;

Effective: January 1, 2010	Page 5 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

b.	underground mining operations;

c.	fireworks manufacturing;

d.	manufacturing of fuses used with explosive risks and fireworks;

e.	explosive risks, as per the following:
(i)	Manufacture of the explosive substance intended for use as an explosive;

(ii)	Manufacture of any product, other than Fireworks and Fuses, in which any such explosive substance is an ingredient;

(iii)	The loading of any such explosive substance into containers for use as explosive objects, propellant charges or detonating devices, and the incidental storage thereof;

(iv)	Handling, transportation or storage of any such explosive substance intended solely for war purposes.
7.	Professional sports teams.

8.	Airline crews.

9.	Business in which the principal operations are classified as;
a.	aviation;

b.	blasting services provided for others and business involving the manufacture, transportation, handling or storage of fireworks, fuses, and other substances made for the express purpose of exploding. This exclusion shall not apply to commodities used industrially and which are only incidentally explosive;

c.	operation of any carrier on rails; however, this exclusion does not apply to Railroad Protective Liability forms.
10.	Jones Act.

11.	Offshore Oil Rigs.
C.	THE FOLLOWING RISKS AS RESPECTS TERRORISM

Terrorism losses arising from Airports, Bridges, Government Buildings, Nuclear Facilities, Office Buildings over 25 stories, Security Services, Stadiums and Tunnels, Nuclear, Biological and Chemical exposures, Explosive Manufacturing risks, Fertilizer mixing plants, Railroads, Amusement/Theme parks with greater than 5,000 person capacity, Distribution and manufacturing of weapons/munitions.
D.	The above exclusions shall not apply when they are merely incidental to the main operations of the insured, however this shall not apply to any incidental operations identified as excluded in paragraph A1. through A.7. above. The Company shall be the sole judge of what is “incidental” as documented in their underwriting files.

E.	In the Event the Company is inadvertently bound on any risk which is excluded under this Program, the reinsurance provided under this Program shall apply to such risk until discovery by the Company within its Home Office of the existence of such risk and for 45 days thereafter or for the period required by statutes, and shall then cease unless thereafter or for the period required by statutes, and shall then cease unless within such period the Company has received from the Reinsurer written notice of its approval of such risk.

F.	Notwithstanding exclusions listed in A5 and A6 above, if a competent court has rendered adverse judgment interpreting an ISO or Company exclusion workings, the Reinsurer will cover that portion of the judgment regarding losses due to pollution subject to all terms and conditions of this Program.

Effective: January 1, 2010	Page 6 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

G.	The Company and the Reinsurer have agreed on the Company’s Underwriting Guidelines as respects Policies covered under this Program.
ARTICLE 10 — SPECIAL ACCEPTANCES
It is understood and agreed the Company may submit Risks excluded above to the Subscribing Reinsurer for coverage hereunder and, if specifically accepted by the Subscribing Reinsurer, such Risks shall then be covered under the terms of this Contract, except as such terms shall be modified by such acceptance. A Subscribing Reinsurer’s failure to respond within 5 full business days shall be deemed approval of a risk submitted for special acceptance. Once a Risk has been accepted under the provisions of this Article, it will automatically be included at renewal unless there have been material changes to the Risk, in which case the Risk will be resubmitted. The Company submitted and received approval for the following risk to be covered:
Insured: Pece of Mind Disposal, Inc.
Policy No.: 0830-34965
Policy Effective Dates: 08/27/08 – 08/31/09 and 08/31/09 – 08/31/10
ARTICLE 11 — LOSS OCCURRENCE
The term “Loss Occurrence” shall mean any accident, disaster, casualty or happening or series of accidents, disasters, casualties or happenings arising out of or following the same cause or a series of similar causes. The term “Loss Occurrence” shall be held to include:
A.	As respects an occupational or other disease or cumulative injury under Workers Compensation and Employers Liability, each case of an employee contracting any disease for which the Company may be liable shall be considered a separate and distinct occurrence and the date of each occurrence shall be deemed to be as follows:
1.	If the case is compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the beginning of the disability for which compensation is payable;

2.	If the case is not compensable under the Workers Compensation Law or any Occupational Disease Compensation Act, the date of the disability due to said disease actually began;

3.	Where claim is made after employment has ceased, then the date of the cessation of employment shall be deemed to be the date of disability;

4.	Notwithstanding the foregoing, in the incidence of a sudden catastrophic event not exceeding 72 hours in duration including traumatic injury or death, all losses to all employers shall be deemed a Loss Occurrence.
ARTICLE 12 — REINSURANCE PREMIUM
The rates set forth in Section 4 of the attached Exhibits A., B. and C. shall be applied to the Subject Earned Premium for the Business Covered hereunder, as stated in Paragraph D. of the Business Covered Article.
A.	The term “ Earned Premium” as used herein is equal to the sum of the Net Premiums Written on the business covered hereunder during the period under consideration, plus the unearned premium reserve as respects premiums in force at the beginning of such period, less the

Effective: January 1, 2010	Page 7 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

unearned premium reserve as respects premiums in force at the end of the period, said unearned premium is to be calculated on a monthly pro rata basis.

B.	The term “Net Premiums Written” shall mean gross premiums written less returns, allowances and reinsurances which inure to the benefit of the Subscribing Reinsurer.
ARTICLE 13 — REPORTS AND REMITTANCES
A.	The Company shall furnish the Subscribing Reinsurer with all necessary data respecting premiums and losses for as long as one of the parties hereto has a claim against the other arising from this Contract.

B.	Reinsurance Premiums are settled between the Company and the Subscribing Reinsurer, no less frequently than on a quarterly basis. For purposes of calculating the minimum and deposit premium paid by each company (Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company), the minimum and deposit premium was multiplied by the ratio that the Subject Earned Premium of each bore to the total Subject Earned Premium of the Company. The Company submitted finalized accounts to the Subscribing Reinsurer in 2010, summarizing the actual Subject Earned Premium for the previous year. The difference between the Annual Deposit premium and the actual Subject Earned Premium was settled to/from the Company. However, the annual adjusted premium was not less than the Annual Minimum premium for each layer, set forth below:

	Annual	Annual
Layer	Deposit	Minimum
First Layer	$5,199,290	$4,159,432
Second Layer	$2,462,822	$1,970,258
Third Layer	$1.751,340	$1.401.072

Total	$9,413,452	$7,530,762
C.	The Subscribing Reinsurer has made payment to the Company for its portion of Loss and Loss Adjustment Expense obligations presented prior to 12:01 a.m. Local Standard time, January 1, 2010 and shall immediately make payment to the Company for its portion of the Loss and Loss Adjustment Expenses obligations, upon reasonable evidence to be furnished by the Company, of the amount due or to be due after the effective date of this contract.
ARTICLE 14 — ACCESS TO RECORDS (LM-00100-2008.08.25-A)
A.	Except as otherwise provided in this Article, the Subscribing Reinsurer, or its duly authorized representative, may upon reasonable prior written notice to the Company, at the Subscribing Reinsurer’s own expense, examine at the offices of the Company or its affiliates, during normal office hours, the Company’s Policy, accounting, underwriting, or claim records and files, or any such additional relevant records and files, as they exist in the Company’s or its affiliates’ possession or reasonable control, relating to business ceded under this Contract. The Subscribing Reinsurer’s notice shall reasonably describe the nature of the inspection that it wishes to conduct, the persons conducting the inspection and, upon notice of available files from the Company, the files that it wishes to review. Subject to the limitations expressed in this Article, this right of inspection shall survive termination or expiration of this Contract and shall continue as long as either Party has any rights or obligations under this Contract.

Effective: January 1, 2010	Page 8 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

B.	The Company reserves the right to deny the Subscribing Reinsurer access to records or files concerning any particular claim(s) if the Subscribing Reinsurer has not disputed liability for payment of such claim(s), and payment of such claim(s) is(are) more than ninety (90) days overdue according to the Company’s records. The Company shall, however, prior to an arbitration demand that may be instituted by either party, continue to respond to reasonable specific requests for information and questions raised by the Subscribing Reinsurer concerning such claims; and nothing in this Article shall restrict the right or ability of the Subscribing Reinsurer to seek discovery of relevant information in a proceeding pursuant to the Arbitration Article of this Contract.
C.	As a condition precedent to access to records under this Article, the Subscribing Reinsurer, its personnel, and any authorized third party representative of the Subscribing Reinsurer shall agree to the provisions of the Confidentiality Article of this Contract.

D.	The Company reserves the right to withhold any documents from the Subscribing Reinsurer: (1) concerning Trade Secrets of the Company or its affiliates, (2) subject to the terms of a third party non-disclosure agreement with the Company or its affiliates requiring third party consent to disclosure, (3) subject to the Work-Product Privilege or Attorney-Client Privilege, or (4) concerning individual private information that, as a matter of law, cannot be disclosed by the Company or its affiliates (hereinafter referred to in the Contract as “Privileged Documents”). The Company shall reasonably try to exempt the Subscribing Reinsurer from any third party non-disclosure agreement or obtain consent from the third party to disclose to the Subscribing Reinsurer.

E.	Notwithstanding the foregoing, the Company shall permit and not object to the Subscribing Reinsurer’s access to Privileged Documents falling within (3) above, in connection with the underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim, with prejudice against all claimants, and all parties to such adjudications; provided that the Company, may defer release of such Privileged Documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, which may jeopardize the Company’s or its affiliates’ defense by release of such Privileged Documents. In the event that the Company shall seek to defer release of such Privileged Documents or to withhold documents concerning Trade Secrets, it will in consultation with the Subscribing Reinsurer take other steps as reasonably necessary to provide the Subscribing Reinsurer with the information it reasonably requires to indemnify the Company without causing a loss of such privileges or protections. The Subscribing Reinsurer, however, shall not have access to Privileged Documents relating to any dispute between the Company and the Subscribing Reinsurer.

F.	For purposes of this Article, “Trade Secrets” shall have the meaning provided in Section 1839 of the United States Economic Espionage Act of 1996. “Attorney-Client Privilege” shall mean communications of a confidential nature between: (1) the Company or its affiliates, or anyone retained by or in the control of the Company or its affiliates, or their in-house or outside legal counsel, or anyone in the control of such legal counsel, and (2) any in-house or outside legal counsel which relate to legal advice being sought by the Company or its affiliates and/or which contains legal advice being provided to the Company or its affiliates. “Work-Product Privilege” shall mean communications, written materials, and tangible things prepared by or for in-house or outside counsel, or prepared by or for the Company or its affiliates, in anticipation of or in connection with litigation, arbitration, or other dispute resolution proceedings.

Effective: January 1, 2010	Page 9 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

ARTICLE 15 — AMENDMENTS
This Contract may be amended by mutual consent of the parties expressed in an addendum; and such addendum, when executed by both parties, shall be deemed to be an integral part of this Contract and binding on the parties hereto.
ARTICLE 16 — ARBITRATION (LM-00200-2008.06.27-A)
A.	Disputes to be Arbitrated. With the exception of any dispute resolution procedures that are otherwise contained in this Contract, any and all disputes between the Company and any Subscribing Reinsurer or Reinsurers (“Party” individually or “Parties” collectively) arising out of, relating to, or concerning this Contract, whether sounding in contract or tort and whether arising during or after this Contract’s formation, or after its termination, including disputes as to whether the Contract was validly formed or is voidable, shall be submitted to the decision of an arbitration panel (“Panel”). The Panel shall consist of an umpire and two party-appointed arbitrators unless a Party meets the requirements of Paragraph C of this Article and demands arbitration pursuant thereto, in which case the Panel would consist of an umpire only.

B.	Procedures. Except as provided herein, any arbitration shall be based upon the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes, Regular Panel Version, dated April 2004 (the “Procedures”), developed by the Insurance and Reinsurance Dispute Resolution Task Force, subject to the following modifications:
1.	Qualifications of the arbitrators and umpires shall be in accordance with section 6.2 of the Procedures, except that other professionals who have worked for at least 10 years for an insurer or reinsurer shall also be qualified to serve as an arbitrator or umpire.

2.	The Parties hereby designate the umpire list maintained by ARIAS (U.S.) as the list to be used in the event that section 6.7(a) of the Procedures is invoked.

3.	Unless otherwise mutually agreed, the members of the Panel shall be impartial and disinterested. The members of the Panel may not be: (1) in the control of any Party or its parent, affiliate, or agent, (2) a former director or officer of any Party or its parent, affiliate, or agent, or (3) a likely witness in the arbitration. The requirement of impartiality means that all members of the Panel shall have the same obligation to approach the Panel’s duties and decisions with fairness and without consideration for the fact that Panel members may have been appointed by one of the Parties. The requirement of impartiality does not mean that any arbitrator can have no previous knowledge of or experience with respect to issues involved in the dispute or disputes.

4.	The first sentence of Section 10.4 of the Procedures shall be replaced by the following sentence: “The Panel shall require that each Party submit concise written statements of position, including summaries of the facts and evidence a Party intends to present, discussion of the applicable law and the basis for the requested Award or denial of relief sought.”

5.	Once the Panel has been constituted, no Party (or anyone acting for a Party) shall have any communications concerning the arbitration or any of the issues before the Panel with any member of the Panel that is not also disclosed to all other Parties and all members of the Panel. Each Panel member shall have a continuing duty to disclose promptly to all Parties and all Panel members any violation of this prohibition and the specifics of any improper communications that occurred. This prohibition shall remain in place until all challenges to any arbitration awards and decisions have been either waived or finally concluded.

Effective: January 1, 2010	Page 10 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

6.	Section 11.1 of the Procedures shall be replaced by the following provision: “The Parties may propound discovery seeking disclosure of such information and/or documents relevant to the dispute or necessary for the proper resolution of the dispute.”

7.	Position statements may be amended at any reasonable time, but not later than the close of discovery, without a showing to the Panel that the amending Party could not reasonably have raised the new claim or issue at an earlier time.

8.	The Panel shall hold an evidentiary hearing, if one is necessary, within one year of the arbitration demand, unless the Parties otherwise agree. Should a Party seek a reasonable extension to this time frame for good cause shown, the other Party’s agreement shall not be unreasonably withheld.

9.	To the extent permitted by the law, the Panel shall have the authority to issue subpoenas and other orders to enforce its decisions.

10.	The Panel may award reasonable attorneys’ fees and arbitration costs to the prevailing Party, as determined by the Panel.

11.	Section 14.3 of the Procedures shall be replaced by the following provision: “The Panel shall make a decision and issue an award with regard to the terms expressed in this Contract, and the custom and practice of the property and casualty insurance and reinsurance business. The Panel shall not be obligated to follow the strict rules of law and evidence.”
C.	Alternative Streamlined Procedures. Notwithstanding the foregoing provisions of this Article, the Alternative Streamlined Procedures set forth in section 16 of the Procedures, as modified by sections B3, B4, and B9 through B11 of this Article, shall apply in the event that, in a consolidated proceeding or otherwise, the Party initiating arbitration is seeking payment of a total amount that is no greater than one million dollars ($1,000,000), or the currency equivalent thereof. Sections 16.1, 16.2, 16.3 and the second sentence of section 16.4 of the Alternative Streamlined Procedures shall not apply. The Parties agree to comply with section 6.7 of the Procedures to appoint a single umpire, and hereby designate the umpire list maintained by ARIAS (U.S.) as the list to be used in section 6.7(a).

D.	Hearing Location. The hearing shall be held in Boston, Massachusetts, unless the Parties mutually agree to a different location.

E.	Confirmation. Either Party may apply to a court of competent jurisdiction for an order confirming any award of the Panel; a judgment of that court shall thereupon be entered on any award. If the application for confirmation is contested and a judgment is issued, confirming the award, then the Party against whom confirmation is sought shall pay the attorneys’ fees incurred by the Party who applied for the confirmation and all court costs of any such proceeding.

F.	Equitable Relief from a Court of Law. Nothing herein shall be construed to prevent any participating Party from applying to a court of competent jurisdiction to issue a restraining order or other equitable relief to maintain the “status quo” of the Parties participating in the arbitration pending the decision and award by the Panel.

G.	Consolidated Proceedings.
1.	Same contract, single Subscribing Reinsurer. Both the Company and any single Subscribing Reinsurer on this Contract have the right to combine any and all disputes between them that concern this Contract (including any renewal of this Contract or any contract for which this Contract is a renewal) into a single arbitration proceeding before a single Panel, except that the standard for determining whether a Party may add a new issue, claim, or

Effective: January 1, 2010	Page 11 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

dispute to an arbitration proceeding shall be the standard for amending a Position statement, as set forth in Paragraph B7 of this Article.

2.	Multiple contracts, single Subscribing Reinsurer.
a.	Either the Company or any single Subscribing Reinsurer has the right to combine one arbitration proceeding before a single Panel where such disputes involve this Contract and any additional contracts between the two Parties.

b.	Notwithstanding the foregoing, subject in each instance to the mutual agreement of the Parties, new issues, claims, or disputes may be added to such existing arbitration proceeding.
3.	Same contract, multiple Reinsurers. At the Company’s option, if more than one Subscribing Reinsurer is involved in arbitration relating to this Contract, where there are common questions of law or fact and a possibility of conflicting awards or inconsistent results, all such Reinsurers shall constitute and act as one Party for purposes of this Article and communications shall be made by the Company to each of the Reinsurers constituting the one Party; provided, however, that the Reinsurers shall have the right to assert several, rather than joint defenses or claims, and to be represented by separate counsel. This provision shall not change the liability of each of the Reinsurers under the terms of this Contract from several to joint.
H.	Choice of Law. The law set forth in the Governing Law Article shall apply to this Arbitration Article. In addition, to the extent the Panel (or the umpire in an Alternative Streamlined Procedure) looks to applicable law, such Panel or umpire shall apply the law as set forth in the Governing Law Article of this Contract.

I.	Option to Litigate. Notwithstanding the foregoing provisions of this Article, to the extent that either Party has demanded payment of a total amount of at least twenty million dollars ($20,000,000) or the currency equivalent thereof under this Contract, and an arbitration demand has been served, either Party retains the option to initiate litigation to resolve any disputes arising from such demand, provided however, that the Party initiating such option to litigate must file suit within 60 days from the date on which the arbitration demand was served. The Parties hereby waive their rights to a jury trial in connection with any such litigation.

J.	Survival of Article. This Article shall survive the termination or expiration of this Contract.
ARTICLE 17-ASSIGNMENT, NOVATION, OR TRANSFER (LM-00300-2008.05.13-A)
This Contract shall be binding upon and inure to the benefit of the Company and the Subscribing Reinsurer and their respective successors and assigns provided, however, that this Contract may not be assigned, novated or transferred, including any attempted transfer of rights and/or obligations under any U.S. or foreign statute, legislation or jurisprudence, by either the Company or the Subscribing Reinsurer, or as the result of the action(s) of a parent company or an affiliated entity of either, without the prior written consent of the other. In the event of any assignment, novation, or transfer, the assignor, novator, or transferor shall remain liable under this Contract, and further guarantees the performance of all obligations of any assignee, novatee, or transferee under this Contract. Notwithstanding the foregoing, the Company may assign this Contract to an insurance entity controlling, controlled by or under common control with the Company, without the Subscribing Reinsurer’s written consent.

Effective: January 1, 2010	Page 12 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

ARTICLE 18 — CONFIDENTIALITY CLAUSE (LM-00400-2008.08.15-A)
A.	Confidential Information. The submission materials, and any Policy, financial, underwriting, accounting, and claims information, data statements, representations, and other materials provided by the Company or its affiliates and received by the Subscribing Reinsurer in the course of an audit, inspection, or otherwise in connection with this Contract, represent confidential or proprietary information (“Confidential Information”). This Confidential Information is intended for the sole use of the Subscribing Reinsurer (and its retrocessionaires, respective auditors, accountants, and legal counsel) as may be necessary in analyzing and/or accepting a participation in and/ or executing its responsibilities under or related to this Contract or its internal reinsurance operations. The Subscribing Reinsurer acknowledges and agrees that with respect to any review of Confidential Information by the Subscribing Reinsurer, and/or discussion of Confidential Information, the Company and its affiliates do not waive and do not intend to waive any available privilege or protection. The review of Confidential Information by the Subscribing Reinsurer and/or discussion of Confidential Information with the Company or its affiliates shall not destroy, waive, or otherwise impair the proprietary and/or protected status of any Confidential Information or any information revealed in such discussion with the personnel of the Company or its affiliates, whether reviewed by and/or discussed with the Subscribing Reinsurer intentionally or inadvertently, nor does the review of the Confidential Information and/or discussion of Confidential Information with the Company or its affiliates constitute an estoppel or waiver of the Company’s or its affiliates’ rights to assert the attorney-client or work-product privileges, or any other applicable privilege or protection over certain documents contained in the Company’s or its affiliates’ files and/or certain information.

B.	The Company and the Subscribing Reinsurer agree that no confidentiality obligations will apply to Confidential Information to the extent such Confidential Information: (1) is or becomes available to the public, other than as a result of impermissible disclosure by the Subscribing Reinsurer, (2) was or became available lawfully to the Subscribing Reinsurer from a source, other than the Company, its affiliates, or their personnel, that is not subject to a confidentiality obligation, (3) was developed independently by the Subscribing Reinsurer prior to disclosure by the Company, its affiliates or their personnel, as demonstrated by the Subscribing Reinsurer’s records, or (4) is required to be disclosed by law, regulation, court, or regulatory agency action, subject to the Third-Party Demand paragraph of this Article.

C.	The Subscribing Reinsurer agrees to preserve all confidentiality and privilege pertaining to all Confidential Information provided by the Company and all knowledge and information gained through its review of Confidential Information or discussions of the Confidential Information with the personnel of the Company or its affiliates. The Subscribing Reinsurer further agrees not to disclose any such Confidential Information to any other person or entity, except as such disclosure may be necessary to its retrocessionaires, accountants, attorneys, auditors, actuaries or third party catastrophe modelers or as otherwise required by law. The Subscribing Reinsurer agrees that no Confidential Information is to be copied and/or removed from the Company’s or its affiliates’ premises without the express permission of the Company.

D.	Non-Public Personally Identifiable Information. Additionally, any disclosure of Non-Public Personally Identifiable Information shall comply with all state and federal statutes and regulations governing the disclosure of Non-Public Personally Identifiable Information. “Non-Public Personally Identifiable Information” shall be defined as this term or a similar term as defined in any applicable state, provincial, territory, or federal law. Disclosing or using this information for any purpose not authorized by applicable law is expressly forbidden without the prior consent of the Company.

E.	Third-Party Demand. Should the Subscribing Reinsurer receive a third-party demand pursuant to subpoena, summons, or court or governmental order, to disclose Confidential Information (including Non-Public Personally Identifiable Information) that has been provided by the Company

Effective: January 1, 2010	Page 13 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

or its affiliates, the Subscribing Reinsurer shall make commercially reasonable efforts to notify the Company promptly upon receipt of the demand and prior to disclosure of the Confidential Information and provide the Company a reasonable opportunity to object to the disclosure. If the Company timely objects to the release of the Confidential Information, the Subscribing Reinsurer will comply with the reasonable requests of the Company in connection with the Company’s efforts to resist release of the Confidential Information. The Company shall bear the cost of resisting the release of the Confidential Information.

F.	Survival. The parties agree that the obligations contained in this Article shall survive the expiration or termination of this Contract.
ARTICLE 19 — CURRENCY (LM-00500-2005.08.09)
Whenever a reference to a monetary currency appears in this Contract, it shall be construed to mean United States Dollars (“USD”). However, in those cases where the Policies are issued by the Company using Canadian Dollars (“CAD”), it shall mean Canadian Dollars. All payments made by either party shall be made in United States Dollars except that payments made involving Policies issued using Canadian Dollars shall be made in Canadian Dollars. All amounts paid or received by the Company in any other currency shall be converted into United States Dollars at the rate of exchange on the date at which it is entered on the books of the Company.
ARTICLE 20 — DIVIDENDS AND TAXES (LM-00600-2008.10.10-A)
In consideration of the terms of this Contract, the Company shall not claim any deduction in respect of any amount paid as dividends or as reinsurance premium when making tax returns, other than income or profits tax any State or to the District of Columbia.
ARTICLE 21 — ENTIRE AGREEMENT (LM-00701-2008.08.15-A)
This Contract and the Novations of which it forms a part, shall constitute the entire agreement between the Company and the Subscribing Reinsurer with respect to the subject matter of this Contract and shall supersede all prior understandings, negotiations and discussions, whether oral or written, by or between the Company and the Subscribing Reinsurer relating to the subject matter hereof. There are no general or specific warranties, representations or other agreements by or among the Company and the Subscribing Reinsurer in connection with entering into this Contract except as specifically set forth in this Contract. Notwithstanding the foregoing, this Contract may be amended or modified only by a writing signed by both the both the Company and the Subscribing Reinsurer.
ARTICLE 22 — ERRORS AND OMISSIONS (LM-00800-2005.06.02-A)
Any inadvertent delay, omission, or error in complying with the terms and conditions of this Contract shall not be held to relieve either party hereto from any liability, which would attach to it hereunder if such delay, omission, or error had not been made, provided such delay, omission, or error is rectified upon discovery.
ARTICLE 23 — FEDERAL EXCISE TAX (LM-01000-2008.08.15-A)
A.	This Article is applicable to any Subscribing Reinsurer who is domiciled outside of the United States of America, except for any Subscribing Reinsurer exempt from Federal Excise Tax. A Subscribing Reinsurer that claims exempt status from Federal Excise Tax shall provide to the

Effective: January 1, 2010	Page 14 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

Company, upon its request, proof that the exempt status adequately satisfies the demands of the U.S. Internal Revenue Service, Department of the Treasury, or its successor and/or other applicable U.S. government authority.

B.	Each Subscribing Reinsurer shall allow the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) for the purpose of paying Federal Excise Tax to the extent such premium is subject to such tax.

C.	In the event of any return of premium, the Subscribing Reinsurer shall deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent shall recover such tax from the United States Government.
ARTICLE 24 — FEDERAL TERRORISM EXCESS RECOVERY (LM-01100-2008.08.06-A)
A	Any loss reimbursement the Company receives from the United States Government under the Terrorism Risk Insurance Act of 2002 and any subsequent amendments thereto (“TRIA”) as a result of loss occurrences commencing during the term of this Contract shall apply as follows:

B.	Except as provided below, any loss reimbursement under TRIA shall inure solely to the benefit of the Company and shall be entirely disregarded in applying all of the provisions of this Contract.

C.	If one or more loss occurrences commencing during the term of this Contract result(s) in reinsurance recoveries to the Company under this Contract and reimbursement under TRIA, and such amounts, together with any other reinsurance recoveries to the Company for said loss occurrence(s), exceed the total amount of “Insured Losses” to the Company, any amount in excess thereof shall be held by the Company. The Company shall then reimburse the Subscribing Reinsurer a portion of such excess recovery in an amount equal to the proportion that the Subscribing Reinsurer’s payment under this Contract bears to the total treaty reinsurance recoveries to the Company for Insured Losses for said loss occurrence(s). Provided, however, that in no event shall such reimbursement exceed the amount paid by the Subscribing Reinsurer to the Company under this Contract.

D.	For purposes hereof, if a loss reimbursement received by the Company under TRIA is based on the Company’s Insured Losses in more than one loss occurrence and neither the Secretary of the Treasury nor his delegate specifies the amount of loss allocable to each respective loss occurrence, the reimbursement shall be pro-rated in the proportion that the Company’s Insured Losses in each loss occurrence bears to the Company’s total Insured Losses resulting from all loss occurrences to which the reimbursement applies.

E.	For purposes of this Article, “Insured Loss(es)” shall have the same meaning as set forth in Section 102(5) of TRIA.
ARTICLE 25 — GOVERNING LAW (LM-01200-2008.09.18-A)
The validity and interpretation of this Contract shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts, without regard to conflicts of law principles.
ARTICLE 26 — INSOLVENCY (LM-01300-2008.07.25-A)
(If more than one reinsured company is referenced within the definition of “Company” in the Preamble to this Contract, this Article shall apply severally to each such company. Further, this Article and the laws of

Effective: January 1, 2010	Page 15 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

the domiciliary state shall apply in the event of the insolvency of any company intended to be covered hereunder. In the event of a conflict between any provision of this Article and the laws of the domiciliary state of any company intended to be covered hereunder, that domiciliary state’s laws shall prevail.)
A.	In the event of the insolvency of the Company, reinsurance under this Contract shall be payable, with reasonable provision for verification, on the basis of claims allowed against the insolvent Company by any court of competent jurisdiction or by any liquidator, receiver, conservator, or statutory successor of the Company having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, conservator, or statutory successor has failed to pay all or a portion of any claims. Such payments by the Subscribing Reinsurer shall be made directly to the Company or its liquidator, receiver, conservator, or statutory successor, except to the extent Section 4118(a) of the New York Insurance Law applies, or except (a) where the Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company, or (b) where the Subscribing Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Subscribing Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

B.	It is agreed, however, that the liquidator, receiver, conservator, or statutory successor of the insolvent Company shall give written notice to the Subscribing Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the Subscribing Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Subscribing Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit, which may accrue to the Company solely as a result of the defense undertaken by the Subscribing Reinsurer.

C.	Where two or more Reinsurers are involved in the same claim and a majority in interest elects to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the insolvent Company.

D.	With respect to California Workers Compensation loss(es), it is agreed that in the event of any delinquency proceeding, receivership, or insolvency of the Company and/or the failure of the Subscribing Reinsurer, for any reason, to make payments under this Contract, the Insurance Commissioner of California may, upon 30-days notice, draw upon any sums from the deposit made by the Subscribing Reinsurer in accordance with the provisions of sections 11691 — 11703 of the California Insurance Code.
ARTICLE 27 — INTEREST PENALTY (LM-01400-2005.08.24-A)
A.	The interest amounts provided for in this Article shall apply to the Subscribing Reinsurer or to the Company in the following circumstances:
1.	If a loss payment owed by the Subscribing Reinsurer to the Company is not received within 45 calendar days following the date of presentation to the Subscribing Reinsurer of information necessary to approve payment of the claim, and/or

2.	If any premium payment owed by the Company to the Subscribing Reinsurer is not received within 45 calendar days following the date on which payment is due, and/or

3.	If any premium adjustment, agreed by either Party to the other, is not received within 150 calendar days following the expiry or anniversary of this Contract, and/or

Effective: January 1, 2010	Page 16 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

4.	If any return of premiums, commissions, profit sharing, or any amounts not provided in subparagraphs 1, 2, and 3 above, are not received in accordance with the date specified in this Contract or if no date is specified, within 90 calendar days following the date the debtor Party received the billing.
B.	Failure by the Subscribing Reinsurer or Company to comply with their respective payment obligations within the time periods as herein provided shall, as of that date, be subject to an interest payment computed by multiplying the amount due by a variable rate consisting of the U.S. Prime Rate as published in the Eastern Edition of The Wall Street Journal on the first day of the calendar month in which the amount became past due, plus 2%. The variable rate shall be adjusted monthly thereafter to equal the U.S. Prime Rate as published in the Eastern Edition of The Wall Street Journal on the first day of each successive month during which the amount due remains unpaid, plus 2%. The product shall then be multiplied by 1/365 for each day after the due date that the amount due and the interest amount remain unpaid. Any interest that occurs pursuant to this Article shall be calculated by the Party to which it is owed.

C.	The validity of any claim or payment may be contested under the provisions of this Contract. If the debtor Party prevails in arbitration or any other proceeding with respect to the amounts in dispute, there shall be no interest penalty due. If the creditor Party wholly or partially prevails on any of the amounts in dispute, the interest penalty shall be awarded as outlined above. Such interest penalty shall be calculated from the date the monies were due and owing to the date of resolution of the arbitration or proceeding, and shall be payable as of the date of resolution of the arbitration or proceeding.

D.	If a Subscribing Reinsurer advances the entire or partial payment of any claim it is contesting, and wholly or partially prevails in the contest, the Company shall promptly return the applicable amount of such payment. The arbitrator(s) hearing such dispute shall determine if interest shall be added to the amount returned by the Company.

E.	Any interest owing pursuant to this Article may be waived by the Party to which it is owed. Further, any interest calculated pursuant to this Article that is $100 or less shall be waived. Any waiver of any interest pursuant to this paragraph, however, shall not affect the waiving Party’s right to claim and/or pursue interest for any other failure by the other Party to make payment when due under this Article.
ARTICLE 28 — LOSS ADJUSTMENT AND SETTLEMENT (LM-01500-2006.09.07-A)
A.	The Company shall give notice, as soon as practicable, to the Subscribing Reinsurer of any claim that it has reason to believe could involve this Contract. The Company shall keep the Subscribing Reinsurer informed of significant developments likely to affect the cost of any claim or claims hereunder.

B.	The Company may commence, continue, defend, settle, or withdraw from actions, suits, or prosecutions and, generally, do all such things relating to any claim or loss in which the Subscribing Reinsurer is interested as, in the Company’s judgment, may be beneficial or expedient to the Company and the Subscribing Reinsurer. The Company shall be the sole judge as to what claims are covered under the Policies. All of the Ultimate Net Loss and Loss Occurrences, as well as all loss settlements made and judgments paid by the Company, provided they are within the terms of this Contract either under the strict conditions of the Policies or by way of compromise, shall be unconditionally binding upon the Subscribing Reinsurer, who agrees to pay all amounts for which they are liable immediately upon reasonable evidence of the amount due being furnished to the Subscribing Reinsurer by the Company. The true intent of this

Effective: January 1, 2010	Page 17 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

Contract is that the Subscribing Reinsurer shall, in every case to which this Contract applies, follow the settlements and the fortunes of the Company.

C.	The Company shall advise the Subscribing Reinsurer of all claims which:
1.	Are reserved by the Company in excess of 50.0% of the Company’s retention.
ARTICLE 29 — MEDIATION (LM-03000-2005.12.20-A)
A.	In the event of any dispute or difference of opinion arising out of or relating to this Contract, including but not limited to the formation, interpretation, performance or breach of this Contract, whether such dispute arises before or after the expiration of this Contract, the Company and the Subscribing Reinsurer may mutually agree in writing that, prior to or at any time during an arbitration proceeding, they will submit such dispute or difference of opinion to non-binding mediation which will be held at a location mutually agreed by the parties. The parties agree that any non-binding mediation conducted during any stage of an arbitration process shall be conducted concurrently with such arbitration process, and that the arbitration process or proceedings shall not be stayed unless both the Company and the Subscribing Reinsurer otherwise agree.

B.	Each Party shall submit a list of not more than four (4) potential mediators to the other party within the fourteen (14) days of reaching such mutual agreement. The two Parties shall then agree on the appointment on one (1) mediator from the combined lists within seven (7) days. The mediator shall be a neutral, impartial third party, without past employment or directorial relationships with the parties to the mediation. Such mediator shall make full disclosure of all past partisan relationships with either the Company or Subscribing Reinsurer to the parties within seven (7) days of his or her notification that he or she has been selected as a Mediator.

C.	If the Company and the Subscribing Reinsurer cannot agree on a mediator within twenty-one (21) days from the date of a mutual agreement to mediate, then arbitration proceedings may commence in accordance with the Arbitration Article.

D.	The mediator will schedule an initial mediation session within thirty (30) days of his or her appointment and will be responsible for the formulation of an agenda to be distributed to the parties involved in the mediation not less than five (5) days before the mediation commences.

E.	The mediator will not have the power of enforcement of any agreement between the parties nor will the mediator have any right to assess any damages, including punitive damages, to either party participating in the mediation.

F.	If, in the opinion of the mediator, the parties cannot resolve the dispute or difference of opinion, arbitration proceedings may commence in accordance with the Arbitration Article. In any event, the mediation shall conclude within sixty (60) days of its referral to the mediator. Should the mediation not be resolved in sixty (60) days, then arbitration proceedings may commence in accordance with the Arbitration Article.

G.	Each Party shall bear the expense of its own representatives and shall jointly and equally bear with the other Party the expenses of the mediator and the place of mediation.
ARTICLE 30 — OFFSET (LM-01701-2005.06.02-A)
Each party to this Contract together with their successors or assigns shall have and may exercise, at any time, the right to offset any balance(s) due the other (or, if more than one, any other) under this Contract.

Effective: January 1, 2010	Page 18 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

Such offset may include balances due under this Contract regardless of whether such balances arise from premiums, losses, or otherwise, provided however, that in the event of insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of the applicable law, statute, or regulation governing such offset.
ARTICLE 31 — REINSURER CLAIMS OBLIGATIONS (LM-03100-2008.07.21-A)
It is understood and agreed that the Subscribing Reinsurer will fulfill its obligations under the Loss Adjustment and Settlement Article, until all claims have been reported and settled. Without first obtaining the Company’s written consent, the Subscribing Reinsurer will not, either directly or as the result of an action of a parent company or an affiliated entity, invoke any U.S. or foreign statute, legislation, or jurisprudence that purports to enable the Subscribing Reinsurer to require the Company to settle their claims liabilities, including but not limited to any estimated or undetermined claims liabilities, under this Contract on an accelerated basis. If the Subscribing Reinsurer has provided collateral relating to this Contract and the Subscribing Reinsurer attempts to require the Company to settle their claims liabilities on an accelerated basis, the Company shall have the right to utilize or to draw upon Letters of Credit or other collateral, under the terms of this Contract, or as otherwise agreed between the Subscribing Reinsurer and the Company. This Article does not prevent the Company and the Subscribing Reinsurer from settling any claims liabilities using a commutation process that is agreeable to both parties. This Article shall in no way affect the rights and obligations of the Company and the Subscribing Reinsurer under the Insolvency Article.
ARTICLE 32 — SALVAGE AND SUBROGATION (LM-01800-2008.08.15-A)
A.	The Subscribing Reinsurer shall be credited with its share of salvage and/or subrogation in respect of claims and settlements under this Contract, less its share of recovery expense. Unless the Company agrees to waive such rights in the settlement of a disputed claim, or the Company and Subscribing Reinsurer agree to the contrary, the Company shall enforce the right to salvage and/or subrogation and shall prosecute all claims arising out of such right. Should the Company refuse or neglect to enforce this right, the Subscribing Reinsurer is hereby empowered and authorized to institute appropriate action in the name of the Company.

B.	Amounts recovered from salvage and/or subrogation and the expense of any salvage and/or subrogation proceedings brought by the Company or the Subscribing Reinsurer to enforce such rights shall be apportioned between the Company and the Subscribing Reinsurer in the ratio of their respective interests in the total salvage and/or subrogation recovery, and shall be in addition to the limits hereon. In the event there is a failure to obtain a salvage and/or subrogation recovery, the expense of the proceedings shall be apportioned between the Company and the Subscribing Reinsurer in the ratio of their respective interests in the total loss.

C.	All salvage and/or subrogation recoveries obtained by either party, subsequent to payments made by the Subscribing Reinsurer under this Contract, shall be applied as if obtained prior to said payments and all necessary adjustments shall be made between the Company and the Subscribing Reinsurer as soon as practicable after said salvage and/or subrogation recovery is obtained.

D.	The Company shall have the right, before the happening of the loss, to waive its right of subrogation as to that loss.

Effective: January 1, 2010	Page 19 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

ARTICLE 33 — SERVICE OF SUIT (LM-01900-2008.07.17-A)
(This article applies to unauthorized reinsurers and to reinsurers who are domiciled outside the United States of America.)
A.	This Service of Suit Article will not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.

B.	In the event of the failure of the Subscribing Reinsurer to pay any amount claimed to be due hereunder, the Subscribing Reinsurer, at the request of the Company, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Subscribing Reinsurer’s right to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any state in the United States. The Subscribing Reinsurer, once the appropriate Court is selected, whether such court is the one originally chosen by the Company and accepted by the Subscribing Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, will comply with all requirements necessary to give said Court jurisdiction and, in any suit instituted against any of them upon this Contract, will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

C.	Service of process in such suit may be made upon Mendes & Mount, LLP, 750 Seventh Avenue, New York, NY 10019-6829.

D.	The above-named are authorized and directed to accept service of process on behalf of the Subscribing Reinsurer in any such suit. Further, pursuant to any statute of any state, territory, or district of the United States that makes provision therefore, the Subscribing Reinsurer hereby designates the Superintendent, Commissioner, or Director of Insurance, or other officer specified for that purpose in the statute, or their successor(s) in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceedings instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.
ARTICLE 34 — SEVERABILITY (LM-02000-2005.06.02-A)
If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations, or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.
ARTICLE 35 — SPECIAL CONDITIONS (LM-02100-2008.11.18-A)
A.	This Article applies only in the event that:
1.	A State Insurance Department or other legal authority orders the Subscribing Reinsurer to cease writing business or has imposed upon it any other restrictions on or conditions relating to the Subscribing Reinsurer’s license or conduct of business in any jurisdiction; or

Effective: January 1, 2010	Page 20 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

2.	The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there have been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

3.	The Subscribing Reinsurer’s policyholders’ surplus or equity has been reduced by 25% or more from the amount on the effective date of this Contract, or has been reduced by 25% or more in any period of twelve (12) months or less after the effective date of this Contract; or

4.	As respects a Subscribing Reinsurer domiciled outside the United States other than Lloyd’s syndicate, such Subscribing Reinsurer’s Shareholder Funds, Net Worth or Capital & Surplus has been reduced by 25% or more from the amount on the effective date of this Contract, or has been reduced by 25% or more in any period of twelve (12) months or less after the effective date of this Contract; or

5.	As respects a Subscribing Reinsurer who is a Lloyd’s syndicate, such Subscribing Reinsurer’s Stamp Capacity or Funds at Lloyd’s has been reduced by 25% or more from the amount on the effective date of this Contract or has been reduced by 25% or more in any period of twelve (12) months or less after the effective date of this Contract; or

6.	The Subscribing Reinsurer has entered into a definitive agreement to become merged with, acquired, or controlled by any company, corporation, or individual(s) not controlling the Subscribing Reinsurer’s operations at the inception of this Contract; or

7.	The Subscribing Reinsurer’s A.M. Best’s financial strength rating has been assigned or downgraded below A- or Standard and Poor’s financial strength rating has been assigned or downgraded be!ow A-; or

8.	As respects a Subscribing Reinsurer who is subject to an Authorized Control Level Risk-Based Capital Requirement, such Subscribing Reinsurer fails to maintain its surplus at a level of at least 200% of the Subscribing Reinsurer’s Authorized Control Level Risk-Based Capital; or

9.	The Subscribing Reinsurer announces intentions to cease underwriting operations; or

10.	The Subscribing Reinsurer voluntarily ceases underwriting operations; or

11.	The Subscribing Reinsurer has reinsured its entire liability under this Contract; or

12.	The Subscribing Reinsurer, directly or through the actions of a parent company or an affiliated entity, has or has attempted to assign, novate or transfer the Subscribing Reinsurer’s rights and/or obligations under this Contract, including any attempted transfer of rights and/or obligations under any U.S. or foreign statute, legislation or jurisprudence, without the Company’s prior written consent; or

13.	The Subscribing Reinsurer, directly or through the actions of a parent company or an affiliated entity, has invoked any U.S. or foreign statute, legislation or jurisprudence which purports to enable the Subscribing Reinsurer to require the Company to settle its claims liabilities, including but not limited to any estimated or undetermined claims liabilities under this Contract, on an accelerated basis. This does not include any attempt to enforce a settlement of claims liabilities under a commutation process to which the parties have agreed.
B.	If one or more of the circumstances in Paragraph A (1) through (13) occur (a “Trigger Event”), the Subscribing Reinsurer shall provide the Company with written notice within five (5) business days from the happening of a Trigger Event. Following its receipt of notice of a Trigger Event from the Subscribing Reinsurer, the Company may terminate this Contract, upon thirty (30) days written notice to the Subscribing Reinsurer.

Effective: January 1, 2010	Page 21 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

C.	Irrespective of the Subscribing Reinsurer’s failure to provide the Company with timely written notice of the happening of a Trigger Event, upon occurrence of a Trigger Event, the Company may terminate this Contract at any time, upon thirty (30) days written notice to the Subscribing Reinsurer. No failure or delay by the Company in exercising its option under this section will operate as a waiver thereof.

D.	Termination under this Article can be made after the date of expiration of this Contract.

E.	If this Contract is terminated under this Article, this Contract shall remain in full force and effect as respects the Company’s and the Subscribing Reinsurer’s respective rights and obligations, prior to the effective date and time of termination. The coverage afforded by this Contract shall cease as of the date and time of termination and the Subscribing Reinsurer shall return the unearned premium, if any, within fifteen (15) days of the termination date. If coverage hereunder terminates while a claim covered by this Contract is in progress, the Subscribing Reinsurer shall be liable, subject to all conditions hereof, for its proportion of the entire claim, provided the event giving rise to the claim started before such termination.
F.	1.	If the Company elects to terminate this Contract under this Article, the Company may also elect to commute this Contract. Such election to commute shall be made either within the written thirty (30) day notice to the Subscribing Reinsurer of the Company’s intention to terminate this Contract, or by written notice thereafter. If the Company elects to commute, the Subscribing Reinsurer has the option to provide security for its Obligations (as defined herein), as an alternative to commutation. The Subscribing Reinsurer shall notify the Company of its decision to provide security for its Obligations within fifteen (15) business days of the receipt of written notice of the Company’s election to commute. If the Subscribing Reinsurer elects to provide security for its Obligations under this Contract, the Company shall provide the Subscribing Reinsurer with a written statement of the Subscribing Reinsurer’s share of all paid recoverables, case reserves, loss adjustment expenses, incurred but not reported losses, reserves for unearned premium, and ceding commissions due under this Contract prior to the effective date and time of termination (collectively “Obligations”). Within fifteen (15) days of the Subscribing Reinsurer’s receipt of such statement, the Subscribing Reinsurer shall fund all Obligations by securing clean, irrevocable, and unconditional Letters of Credit, payable exclusively to the Company and issued by a bank acceptable to the Company. Any Letters of Credit provided by the Subscribing Reinsurer under the Unauthorized Reinsurance Article of this Contract also constitute funding under this Article.

	2.	Any Letters of Credit secured by the Subscribing Reinsurer shall be issued for a period of not less than one year, and shall be automatically extended for one year from their dates of expiration or any future expiration dates, unless sixty (60) days prior to any expiration date the issuing bank shall notify the Company, by certified mail that the issuing bank elects not to extend any Letter of Credit for any additional period.

	3.	The Subscribing Reinsurer and the Company agree that the Letters of Credit provided by the Subscribing Reinsurer, pursuant to the provisions of this Article, may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company, including without limitation, any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Subscribing Reinsurer for one or more of the following purposes:
a.	To pay or reimburse the Company for:
i.	The Subscribing Reinsurer’s share under this Contract of premiums returned, but not yet recovered from the Subscribing Reinsurer, to the owners of Policies reinsured under this Contract due to cancellations of such Policies; and

Effective: January 1, 2010	Page 22 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

ii.	The Subscribing Reinsurer’s share, under this Contract, of surrenders and benefits or liabilities paid by the Company, but not yet recovered from the Subscribing Reinsurer, under the terms and provisions of the Policies reinsured under this Contract; and

iii.	Any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Company.
4.	Where the Letters of Credit will expire without renewal or be reduced or replaced by Letters of Credit for a reduced amount and where the Subscribing Reinsurer’s Obligations under this Contract remain unliquidated and undischarged ten (10) days prior to the expiration of the Letter of Credit, to withdraw amounts equal to the Subscribing Reinsurer’s Obligations, to the extent that the liabilities have not yet been funded by the Subscribing Reinsurer and exceed the amount of any reduced or replacement Letters of Credit.

5.	If the Company has concluded that the issuing bank’s financial condition is such that the value of the security represented by the Letter of Credit may be in jeopardy, the Company, may withdraw amounts equal to the Subscribing Reinsurer’s Obligations.

6.	If the Company draws on the Letter of Credit to obtain a cash advance, under paragraphs F.4 or F.5, the Company, will hold the amount of the cash advance so obtained in trust in the name of the Company in any qualified United States financial institution as defined by the Insurance Law of the Company’s domiciliary state, solely to secure the Obligations and for the use and purposes enumerated above. The Company will return any balance to the Subscribing Reinsurer upon the complete and final liquidation and discharge of all of the Subscribing Reinsurer’s Obligations to the Company under this Contract or in the event the Subscribing Reinsurer provides alternative or replacement security consistent with the terms hereof and acceptable to the Company.
G.	If the Company elects to commute this Contract and the Subscribing Reinsurer does not fund its Obligations under this Contract, then:
1.	The Company shall submit a statement of valuation showing the Subscribing Reinsurer’s liability for loss(es), whether reported or unreported, comprising the sum total of the present value of the ceded: (a) case reserves and allocated loss adjustment expense, (b) projected ultimate losses, (c) any unearned premium reserve, and (d) undiscounted outstanding paid claims (hereinafter the “Commutation Losses”), on Policies covered by this Contract as of the effective date and time of termination. If the Subscribing Reinsurer agrees with the statement of valuation, the Subscribing Reinsurer shall pay the amount requested within ten (10) days of receipt of the statement of valuation.

2.	In the event the Company and the Subscribing Reinsurer cannot agree on the statement of valuation of the Subscribing Reinsurer’s liability under such Policies, either party may request in writing that the differences be settled by a panel of three actuaries. Each party shall appoint an actuary to assess such liability within fifteen (15) days after receipt of the written request for commutation. Upon such appointment, the two actuaries shall appoint a third actuary. If the two actuaries fail to agree on the third actuary within thirty (30) days of their appointment, each of them shall nominate three individuals, of whom the other shall decline two, and the final decision shall be made by drawing lots.

3.	The actuaries shall then investigate and Capitalize such Commutation Loss(es) within thirty (30) days. As used herein, “Capitalize” shall mean to determine the present value of Commutation Losses, without regard to the Subscribing Reinsurer’s ability to pay such losses. The panel shall meet in Boston, Massachusetts, unless the Company and Subscribing Reinsurer agree otherwise.
a.	All actuaries shall be disinterested in the outcome of the commutation and shall be Fellows of the Society of Actuaries/Fellows of the Casualty Actuarial Society.

Effective: January 1, 2010	Page 23 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

Except as stated below, the expense of the actuaries and of the commutation shall be equally divided between the parties of the commutation.

b.	The decision in writing of the actuaries, when filed with the parties hereto, shall be final and binding, except that if the Company does not agree with the Capitalized value of the Commutation Loss(es), the Company shall have no obligation to commute. In the event the Company does not agree with the Capitalized value of the Commutation Loss(es) and does not move forward with commutation, the Company will pay the expense of the actuaries, including reasonable expense of the actuary appointed by the Subscribing Reinsurer.

c.	If the Contract is commuted, payment by the Subscribing Reinsurer to the Company or any other third party mutually agreed upon by the Subscribing Reinsurer and the Company shall constitute a complete and final release of the Subscribing Reinsurer in respect to its liability under this Contract.
4.	The commutation process described in this Article shall not be subject to any other dispute resolution process, including but not limited to the Arbitration Article of this Contract.
ARTICLE 36 — THIRD PARTIES (LM-02700-2005.09.27-A)
This Contract shall not be deemed to give any right or remedy to any third party whatsoever unless said right or remedy is specifically granted to such third party by the terms of this Contract.
ARTICLE 37 — UNAUTHORIZED REINSURANCE (LM-02500-2008.09.24-A)
(Applies only to a Subscribing Reinsurer who at the inception of the Contract or at any time thereafter does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company’s reserves.)
A.	As regards Policies issued by the Company coming within the scope of this Contract, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for unearned premium and losses covered hereunder which it shall be required by law to set up, it will forward to the Subscribing Reinsurer a statement showing the proportion of such reserves which is applicable to the Subscribing Reinsurer. The Subscribing Reinsurer hereby agrees to fund such reserves in respect of unearned premium, known outstanding losses that have been reported to the Subscribing Reinsurer and allocated loss adjustment expense relating thereto, losses and allocated loss adjustment expense paid by the Company but not recovered from the Subscribing Reinsurer, plus reserves for losses incurred but not reported as determined by the Company, as shown in the statement prepared by the Company (hereinafter referred to as “ Subscribing Reinsurer Obligations”) by Letters of Credit, unless the Company and the Subscribing Reinsurer otherwise agree, and/or the method of funding is determined by applicable law, statute, or regulation.

B.	When funding by Letters of Credit, the Subscribing Reinsurer agrees to apply for and secure timely delivery to the Company of clean, irrevocable, and unconditional Letters of Credit issued by a bank that is a qualified U.S. financial institution and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company’s reserves in an amount equal to the Subscribing Reinsurer’s proportion of said reserves. At the Company’s request, the Subscribing Reinsurer will agree to provide separate Letters of Credit for any Affiliates covered under this Contract. Such Letters of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from the date of expiration or any future expiration date unless 60 days prior to any expiration date, the issuing bank shall notify the

Effective: January 1, 2010	Page 24 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

Company by certified mail that the issuing bank elects not to consider the Letters of Credit extended for any additional period.

C.	The Subscribing Reinsurer and Company agree that the Letters of Credit provided by the Subscribing Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company, or any successor, by operation of law, of the Company, including without limitation, any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Subscribing Reinsurer for one or more of the following purposes:
1.	To pay or reimburse the Company for:
a.	The Subscribing Reinsurer’s share under this Contract of premiums returned, but not yet recovered from the Subscribing Reinsurer, to the owners of Policies reinsured under this Contract on account of cancellations of such Policies; and

b.	The Subscribing Reinsurer’s share, under this Contract, of surrenders and benefits or losses paid by the Company, but not yet recovered from the Subscribing Reinsurer, under the terms and provisions of the Policies reinsured under this Contract; and

c.	Any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Company.
2.	Where the Letters of Credit will expire without renewal or be reduced or replaced by Letters of Credit for a reduced amount and where the Subscribing Reinsurer’s entire obligations under this Contract remain unliquidated and undischarged 10 days prior to the termination date, to withdraw amounts equal to the Subscribing Reinsurer’s share of the liabilities, to the extent that the liabilities have not yet been funded by the Subscribing Reinsurer and exceed the amount of any reduced or replacement Letters of Credit, and deposit those amounts in a separate account in the name of the Company in a qualified U.S. financial institution, apart from its general assets, in trust for such uses and purposes specified in above as may remain after withdrawal and for any period after the termination date.
D.	At annual intervals, or at the Company’s option, on a quarterly basis, the Company shall prepare a specific statement of the Subscribing Reinsurer’s Obligations, for the sole purpose of amending the Letters of Credit, in the following manner:
1.	If the statement shows that the Subscribing Reinsurer’s Obligations exceed the balance of credit as of the statement date, the Subscribing Reinsurer shall, within 30 days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letters of Credit increasing the amount of credit by the amount of such difference.

2.	If, however, the statement shows that the Subscribing Reinsurer’s Obligations are less than the balance of credit as of the statement date, the Company shall, within 30 days after receipt of written request from the Subscribing Reinsurer, release such excess credit by agreeing to secure an amendment to the Letters of Credit reducing the amount of credit available by the amount of such excess credit.
E.	Any and all disputes between the Company and any Subscribing Reinsurer or Reinsurers (“Party”, individually, or “Parties”, collectively) arising out of, relating to, or concerning this Article shall be resolved pursuant to the ARIAS-U.S. Newer Arbitrator Program. Unless the Parties otherwise agree, the ARIAS Newer Arbitrator Program expedited proceeding with a single Newer Arbitrator shall be used to resolve any such disputes.

Effective: January 1, 2010	Page 25 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in triplicate, by their duly authorized representatives.
In Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ John D. Doyle

Signature	Signature

Kristin Ciotti	John D. Doyle

Name	Name

Assistant Secretary	Vice President and Comptroller

Title	Title

And in Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	PEERLESS INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ Michael J. Fallon

Signature	Signature

Kristin Ciotti	Michael J. Fallon

Name	Name

Assistant Secretary	Treasurer and Chief Financial Officer

Title	Title

And in Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	LIBERTY MUTUAL INSURANCE COMPANY

Kristin Ciotti	John D. Doyle

Name	Name

Assistant Secretary	Vice President and Comptroller

Title	Title

/s/ Kristin Ciotti	/s/ John D. Doyle

Signature	Signature

Effective: January 1, 2010	Page 26 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

EXHIBIT A — FIRST EXCESS OF LOSS
SECTION 1 — LIMIT AND RETENTION (amounts shown are in terms of Ultimate Net Loss)
A.	The Company shall retain the first $3,000,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Subscribing Reinsurer shall then be liable for the amount by which the Company’s Ultimate Net Loss exceeds the retention of $3,000,000 but the liability of the Subscribing Reinsurer shall never exceed $2,000,000 any one Loss.

B.	It is understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention and reinsurance recovery will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of additional premium. For purposes of calculating reinstatement premium, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.
SECTION 3 — DEFINITION
A.	An “Act of Terrorism” for purposes of this Contract shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Contract.
SECTION 4 — REINSURANCE PREMIUM

Rate applied to
First Layer	Subject Earned Premium
Workers’ Compensation	0.950%

Estimated Subject Earned Premium:	$547,293,758

Effective: January 1, 2010	Page 27 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

SECTION 4 — SUBSCRIBING REINSURER INTERESTS AND LIABILITIES
It is hereby agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer’s share in the interests and liabilities as set forth in this Exhibit, shall be 85%.

Effective: January 1, 2010	Page 28 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

EXHIBIT B — SECOND EXCESS OF LOSS
SECTION 1 — LIMIT AND RETENTION (amounts shown are in terms of Ultimate Net Loss)
A.	The Company shall retain the first $5,000,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Subscribing Reinsurer shall then be liable for the amount by which the Company’s Ultimate Net Loss exceeds the retention of $5,000,000 but the liability of the Subscribing Reinsurer shall never exceed $5,000,000 any one Loss Occurrence and shall be further limited in each calendar year during the term of this Contract to an aggregate liability of $25,000,000.

B.	It is understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention and reinsurance recovery will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of additional premium. For purposes of calculating reinstatement premium, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.
SECTION 3 — DEFINITION
A.	An “Act of Terrorism” for purposes of this Contract shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Contract.
SECTION 4 — REINSURANCE PREMIUM

Rate applied to
Second Layer	Subject Earned Premium
Workers’ Compensation	0.450%

Estimated Subject Earned Premium:	$547,293,758

Effective: January 1, 2010	Page 29 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

SECTION 4 — SUBSCRIBING REINSURER INTERESTS AND LIABILITIES
It is hereby agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer’s share in the interests and liabilities as set forth in this Exhibit, shall be 85%.

Effective: January 1, 2010	Page 30 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

EXHIBIT C — THIRD EXCESS OF LOSS
SECTION 1 — LIMIT AND RETENTION (amounts shown are in terms of Ultimate Net Loss)
A.	The Company shall retain the first $10,000,000 of Ultimate Net Loss as respects any one Loss Occurrence. The Subscribing Reinsurer shall then be liable for the amount by which the Company’s Ultimate Net Loss exceeds the retention of $10,000,000 but the liability of the Subscribing Reinsurer shall never exceed $15,000,000 any one Loss Occurrence and shall be further limited in all to $30,000,000 in each calendar year during the term of this Contract.

B.	It is understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention and reinsurance recovery will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — REINSTATEMENT
A.	It is understood and agreed that each claim hereunder reduces the amount of indemnity from the time of occurrence of the loss by the sum paid, but any amount so exhausted is hereby reinstated from the time the Loss Occurrence commences without payment of additional premium. For purposes of calculating reinstatement premium, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.
SECTION 3 — DEFINITION
A.	An “Act of Terrorism” for purposes of this Contract shall mean:
1.	Any actual or threatened violent act or act harmful to human life, tangible or intangible property or infrastructure directed towards or having the effect of (a) influencing or protesting against any de jure or de facto government or policy thereof, (b) intimidating, coercing or putting in fear a civilian population or section thereof for the purpose of establishing or advancing a specific ideological, religious or political system of thought, perpetrated by a specific individual or group directly or indirectly through agents acting on behalf of said individual or group or (c) retaliating against any country for direct or vicarious support by that country of any other government or political system.

2.	Any act deemed or declared by the Federal Office of Homeland Security to be terrorism or a terrorist act shall also be considered an “Act of Terrorism” for purposes of this Contract.
SECTION 4 — REINSURANCE PREMIUM

Rate applied to
Second Layer	Subject Earned Premium
Workers’ Compensation	0.320%

Estimated Subject Earned Premium:	$547,293,758

Effective: January 1, 2010	Page 31 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

SECTION 4 — SUBSCRIBING REINSURER INTERESTS AND LIABILITIES
It is hereby agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer’s share in the interests and liabilities as set forth in this Exhibit, shall be 85%.

Effective: January 1, 2010	Page 32 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

SUPPLEMENT TO THE ATTACHMENTS
DEFINITION OF IDENTIFICATION TERMS USED WITHIN THE ATTACHMENTS
A.	Wherever the term “Company” or “Reinsured” or “Reassured” or whatever other term is used to designate the reinsured company or companies within the various attachments to the reinsurance agreement, the term shall be understood to mean Company or Reinsured or Reassured or whatever other term is used in the attached reinsurance agreement to designate the reinsured company or companies.

B.	Wherever the term “Agreement” or “Contract” or “Policy” or whatever other term is used to designate the attached reinsurance contract within the various attachments to the reinsurance contract, the term shall be understood to mean Agreement or Contract or Policy or whatever other term is used to designate the attached reinsurance contract.

C.	Wherever the term “Reinsurer” or “Reinsurers” or “Underwriters” or whatever other term is used to designate the reinsurer or reinsurers in the various attachments to the reinsurance agreement, the term shall be understood to mean Reinsurer or Reinsurers or Underwriters or whatever other term is used to designate the reinsuring company or companies.

Effective: January 1, 2010	Page 33 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — U.S.A. N.M.A 1590
1.	This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.	Without in any way restricting the operation of paragraph 1. of this Clause it is understood and agreed that for all purposes of this reinsurance all the original Policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II. in this paragraph 2. from the time specified in Clause III. in this paragraph 2. shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

LIMITED EXCLUSION PROVISION*
I.	It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

II.	Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liabilities Policies (liability only), Comprehensive Personal Liability Policies (liability only) or Policies of a similar nature; and the liability portion of combination forms related to the four classes of Policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

III.	The inception dates and thereafter of all original Policies as described in II. above, whether new, renewal or replacement, being Policies which either
(a)	become effective on or after 1st May, 1960, or

(b)	become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph 2. shall not be applicable to Family Automobile Policies, Special Automobile Policies, or Policies or combination Policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.
3.	Except for those classes of Policies specified in Clause II. of paragraph 2. and without in any way restricting the operation of paragraph 1. of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability Policies of the Reassured (new, renewal and replacement) affording the following coverages:

Owners, Landlords and Tenants Liability, Agreementual Liability, Elevator Liability, Owners or Agreementors (including railroad) Protective Liability, Manufacturers and Agreementors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability) shall be deemed to include with respect to such coverages, from the time specified in Clause V. of this paragraph 3., the following provision (specified as the Broad Exclusion Provision):

BROAD EXCLUSION PROVISION*

It is agreed that the policy does not apply:

N.M.A. 1590	Page 34 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

I.	Under any Liability Coverage to injury, sickness, disease, death or destruction, bodily injury or property damage
(a)	with respect to which an insured under the policy is also an insured under nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

(b)	resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this Policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.
II.	Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, first aid, to expenses incurred with respect to bodily injury, sickness, disease or death, bodily injury resulting from the hazardous properties of nuclear material and arising out of the question of a nuclear facility by any person or organization.

III.	Under any Liability Coverage, to injury, sickness, disease, death or destruction, bodily injury or property damage resulting from the hazardous properties of nuclear material, if
(a)	the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

(b)	the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

(c)	the injury, sickness, disease, death or destruction, bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories, or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility, property damage to such nuclear facility and any property threat.
IV.	As used in this endorsement:
“hazardous properties” include radioactive, toxic or explosive properties; “nuclear material” means source material, special nuclear material or byproduct material; “source material,” “special nuclear material,” and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; “spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; “waste” means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; “nuclear facility” means
(a)	any nuclear reactor,

N.M.A. 1590	Page 35 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

(b)	any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

(c)	any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

(d)	any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; “nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; with respect to injury to or destruction of property, the word “injury” or “destruction” includes all forms of radioactive contamination of property; “property damage” includes all forms of radioactive contamination of property.
V.	The inception dates and thereafter of all original Policies affording coverages specified in this paragraph 3., whether new, renewal or replacement, being Policies which become effective on or after 1st May, 1960, provided this paragraph 3. shall not be applicable to
(i)	Garage and Automobile Policies issued by the Reassured on New York risks, or

(ii)	Statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.
4.	Without in any way restricting the operations of paragraph 1. of this Clause, it is understood and agreed that paragraphs 2. and 3. above are not applicable to original liability Policies of the Reassured in Canada, and that with respect to such Policies, this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters’ Association or the Independent Insurance Conference of Canada.

*NOTE:	The words printed in BOLD TYPE in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability Policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words.

N.M.A. 1590	Page 36 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

NUCLEAR INCIDENT EXCLUSION CLAUSE — LIABILITY — REINSURANCE — CANADA
1.	This Contract does not cover any loss or liability accruing to the Company as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

2.	Without in any way restricting the operation of paragraph 1. of this clause, it is agreed that for all purposes of this Contract all the original liability contracts of the Reinsured, whether new, renewal or replacement, of the following classes, namely,
Personal Liability
Farmers’ Liability
Storekeepers’ Liability
which become effective on or after 31st December 1992, shall be deemed to include, from their inception dates and thereafter, the following provision:

Limited Exclusion Provision —

This Policy does not apply to bodily injury or property damage with respect to which the Insured is also insured under a Contract of nuclear energy liability insurance (whether the Insured is unnamed in such Contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other group or pool of insurers or would be an Insured under any such Policy but for its termination upon exhaustion of its limits of liability.

With respect to property, loss of use of such property shall be deemed to be property damage.

3.	Without in any way restricting the operation of paragraph 1. of this clause, it is agreed that for all purposes of this Contract all the original liability contracts of the Reinsured, whether new, renewal or replacement, of any class whatsoever (other than Personal Liability, Farmers’ Liability, Storekeepers’ Liability or Automobile Liability contracts), which become effective on or after 31st December 1992, shall be deemed to include, from their inception dates and thereafter, the following provision:

Broad Exclusion Provision —

It is agreed that this Policy does not apply:
(a)	To liability imposed by or arising under the nuclear liability act, law or statute or any law amendatory thereof; nor;

(b)	to bodily injury or property damage with respect to which an Insured under this policy is also insured under a contract of nuclear energy liability insurance (whether the Insured is unnamed in such contract and whether or not it is legally enforceable by the Insured) issued by the Nuclear Insurance Association of Canada or any other insurer or group or pool of insurers or would be an Insured under any such policy but for its termination upon exhaustion of its limit of liability; nor

(c)	to bodily injury or property damage resulting directly or indirectly from the nuclear energy hazard arising from:
(i)	the ownership, maintenance, operation or use of a nuclear facility by or on behalf of an Insured;

(ii)	the furnishing of an Insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility; and

N.M.A. 1979	Page 37 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

(iii)	the possession, consumption, use, handling, disposal or transportation of fissionable substances, or of other radioactive material (except radioactive isotopes, away from a nuclear facility, which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose) used, distributed, handled or sold by an Insured.
As used in this Policy:
(1)	The term “nuclear energy hazard” means the radioactive, toxic, explosive, or other hazardous properties of radioactive material;

(2)	The term “radioactive material” means uranium, thorium, plutonium, neptunium, their respective derivatives and compounds, radioactive isotopes of other elements and any other substances that the Atomic Energy Control Board may, by regulation, designate as being prescribed substances capable of releasing atomic energy, or as being requisite for the production, use or application of atomic energy;

(3)	The term “nuclear facility” means:
(a)	any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of plutonium, thorium and uranium or any one or more of them;

(b)	any equipment or device designed or used for (i) separating the isotopes of plutonium, thorium and uranium or any one or more of them, (ii) processing or utilizing spent fuel, or (iii) handling, processing or packaging waste;

(c)	any equipment or device used for the processing, fabricating or alloying of plutonium, thorium or uranium enriched in the isotope uranium 233 or in the isotope uranium 235, or any one or more of them if at any time the total amount of such material in the custody of the Insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235;

(d)	any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste radioactive material;
and includes the site on which any of the foregoing is located, together with all operations conducted thereon and all premises used for such operations.

(4)	The term “fissionable substance” means any prescribed substance that is, or from which can be obtained, a substance capable of releasing atomic energy by nuclear fission.

(5)	With respect to property, loss of use of such property shall be deemed to be property damage.
NMA 1979a
(01.01.96) Form approved by Lloyd’s Underwriters’ Non-Marine Association Limited

NOTES:	Wherever used herein the terms:

“Reinsured”	shall be understood to mean “Company”, “Reinsurer”, “Reassured” or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

N.M.A. 1979	Page 38 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

“Agreement”	shall be understood to mean “Agreement”, “contract”, “policy” or whatever other term is used to designate the attached reinsurance document.

“Reinsurers”	shall be understood to mean “Reinsurers”, “Underwriters” or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

N.M.A. 1979	Page 39 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

NUCLEAR ENERGY RISKS EXCLUSION CLAUSE (REINSURANCE) (1994) (WORLDWIDE
EXCLUDING U.S.A. AND CANADA)
This Agreement shall exclude Nuclear Energy Risks whether such risks are written directly and/or by way of reinsurance and/or via Pools and/or Associations.
For all purposes of this Agreement Nuclear Energy Risks shall mean all first party and/or third party insurances or reinsurances (other than Worker’ Compensation and Employers’ Liability) in respect of:
(I)	All Property on the site of a nuclear power station.

Nuclear Reactors, reactor buildings and plant and equipment therein on any site other than a nuclear power station.

(II)	All Property, on any site (including but not limited to the sites referred to in (I) above) used or having been used for:
(a)	the generation of nuclear energy; or

(b)	the Production, Use or Storage of Nuclear Material.
(III)	Any other Property eligible for insurance by the relevant local Nuclear Insurance Pool and/or Association but only to the extent of the requirements of that local Pool and/or Association.

(IV)	The supply of goods and services to any of the sites, described in (I) to (III) above, unless such insurances or reinsurances shall exclude the perils of irradiation and contamination by Nuclear Material.
Except as undernoted, Nuclear Energy Risks shall not include:
(i)	Any insurance or reinsurance in respect of the construction or erection or installation or replacement or repair or maintenance or decommissioning of property as described in (I) to (III) above (including contractors’ plant and equipment);

(ii)	Any machinery Breakdown or other Engineering insurance or reinsurance not coming within the scope of (i) above.
Provided always that such insurance or reinsurance shall exclude the perils of irradiation and contamination by Nuclear Material.
However, the above exemption shall not extend to:
(1)	The provision of any insurance or reinsurance whatsoever in respect of:
(a)	nuclear material;

(b)	Any Property in the High Radioactivity Zone of Area of any Nuclear Installation as from the introduction of Nuclear Material or — for reactor installation — as from fuel loading or first criticality where so agreed with the relevant local Nuclear Insurance Pool and/or Association.
(2)	The provision of any insurance or reinsurance for the undernoted perils:
-	fire, lightening, explosion;

-	earthquake;

Effective: January 1, 2010	Page 40 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

-	aircraft and other aerial devices or

-	articles dropped therefrom;

-	irradiation and radioactive contamination;

-	any other peril insured by the relevant local Nuclear Insurance Pool and/or Association;
in respect of any other Property not specified in (1) above directly involves the Production, use or Storage of Nuclear Material as from the introduction of Nuclear Material into such Property.
Definitions
“Nuclear Material” means:
(i)	Nuclear fuel, other than natural uranium and depleted uranium, capable of producing energy by a self-sustaining chain process of nuclear fission outside a Nuclear reactor, either alone or in combination with some other material; and

(ii)	Radioactive Products or Waste.
“Radioactive Products or waste” means any radioactive material produced in, or any material made radioactive by exposure to the radiation incidental to the production or utilization of nuclear fuel, but does not include radioisotopes which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose.
“Nuclear Installation” means:
(i)	Any Nuclear reactor;

(ii)	Any factory using nuclear fuel for the production of Nuclear material, or factory for the processing of Nuclear Material, including any factory for the reprocessing of irradiated nuclear fuel; and

(iii)	Any facility where Nuclear Material is stored, other than storage incidental to the carriage of such material.
“Nuclear Reactor” means any structure containing nuclear fuel in such an arrangement that a self-sustaining chain process of nuclear fission can occur therein without an additional source of neutrons.
“Production, use or Storage of Nuclear Material” means the production, manufacture, enrichment, conditioning, processing, reprocessing, use, storage, handling and disposal of Nuclear Material.
“Property” shall mean all land, buildings, structures, plant, equipment, vehicles, contents (including but not limited to liquids and gases) and all materials of whatever description whether fixed or not.
“High Radioactivity Zone or Area” means:
(i)	For nuclear power stations and Nuclear Reactors, the vessel or structure which immediately contains the core (including its supports and shrouding) and all the contents thereof, the fuel elements, the control rods and the irradiated fuel store; and

(ii)	For non-reactor Nuclear Installation, any area where the level of radioactivity requires the provision of a biological shield.
N.M.A. 1975(a)

Effective: January 1, 2010	Page 41 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

April 1, 1994

NOTES:	Wherever used herein the terms:

	“Reinsured”	shall be understood to mean “Company”, “Reinsurer”, “Reassured” or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

	“Agreement”	shall be understood to mean “Agreement”, “contract”, “policy” or whatever other term is used to designate the attached reinsurance document.
“Reinsurers” shall be understood to mean “Reinsurers”, “Underwriters” or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

Effective: January 1, 2010	Page 42 of 42	Workers’ Compensation Excess of Loss
Reinsurance Addendum 3
No. 0100200-SUM09

WORKERS’ COMPENSATION CATASTROPHE EXCESS OF LOSS
REINSURANCE ADDENDUM 4
No. 0100300-SUM09
TO NOVATION AND AMENDMENT AGREEMENTS
EFFECTIVE JANUARY 1, 2010
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
Keene, New Hampshire
(hereinafter referred to as the “Subscribing Reinsurer”)

Effective: January 1, 2010	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

WORKERS’ COMPENSATION CATASTROHE EXCESS OF LOSS REINSURANCE ADDENDUM 4
NO. 0100300-SUM09

Clause	Article No.	Page
ACCESS TO RECORDS	16	9
ARBITRATION	19	114
ASSIGNMENT, NOVATION or TRANSFER	4	2
BUSINESS COVERED	1	1
COMMENCEMENT AND EXPIRATION	2	2
COMMUTATION	13	7
CONFIDENTIALITY	26	17
CURRENCY	15	9
DEFINITIONS	5	2
DEFINITION OF LOSS OCCURRENCE	10	5
DIVIDENDS AND TAXES	21	15
ENTIRE AGREEMENT	29	19
ERRORS OR OMISSIONS	17	10
EXCLUSIONS	6	2
EXTRA CONTRACTUAL OBLIGATIONS	11	6
FEDERAL EXCISE TAX	22	15
FEDERAL TERRORISM EXCESS RECOVERY	30	19
GOVERNING LAW	27	19
INSOLVENCY	18	10
INTEREST PENALTY	20	14
LOSS ADJUSTMENT AND SETTLEMENT	9	5
LOSS IN EXCESS OF POLICY LIMITS	12	7
OFFSET	23	15
REINSURER CLAIMS OBLIGATIONS	32	23
SALVAGE AND SUBROGATION	14	8
SELF INSURED OBLIGATIONS	7	4
SERVICE OF SUIT	24	15
SEVERABILITY	28	19
SPECIAL CONDITIONS	31	20
TERRITORY	3	2
ULTIMATE NET LOSS	8	4
UNAUTHORIZED REINSURANCE	25	16
ATTACHMENTS:
EXHIBIT A — FIRST EXCESS OF LOSS — $75,000,000 x $25,000,000
EXHIBIT B — SECOND EXCESS OF LOSS — $400,000,000 x $100,000,000
EXHIBIT C — THIRD EXCESS OF LOSS — $700,000,000 x $500,000,000
WAR AND TERRORISM EXCLUSION ENDORSEMENT (NBCR)

Effective: January 1, 2010	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

WORKERS’ COMPENSATION CATASTROPHE
EXCESS OF LOSS REINSURANCE ADDENDUM 4
No. 0100300-SUM09
(hereinafter referred to as the “Contract”)
between
BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY
Lakeland, Florida
(hereinafter referred to as the “Company”)
and
PEERLESS INSURANCE COMPANY
(hereinafter referred to as the “Subscribing Reinsurer”)
WHEREAS, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company entered into Novation and Amendment Agreements (“Novations”) effective January 1, 2010; and
WHEREAS, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company did not intend the business covered by this Contract to be subject to the Novations; and
WHEREAS, at all relevant times the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company have acted in accordance with such intent and the terms and provisions of this Contract.
NOW, THEREFORE, IN CONSIDERATION, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Subscribing Reinsurer and Liberty Mutual Insurance Company agrees as follows:
ARTICLE 1 — BUSINESS COVERED
The Subscribing Reinsurer hereby agrees to indemnify the Company for all sums paid or payable for losses occurring for Workers’ Compensation Policies in force at 12:01 a.m., Local Standard Time, January 1, 2009, and new and renewed Policies becoming effective on or after said date, to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and as provided in Exhibits A, B and C, which are attached hereto and made part of this Contract. For purposes of identification, Exhibits A, B and C are entitled as follows:

EXHIBIT “A” —	FIRST WORKERS’ COMPENSATION CATASTROPHE EXCESS OF LOSS REINSURANCE — ALL PERILS ($75,000,000 excess $25,000,000)

EXHIBIT “B” —	SECOND WORKERS’ COMPENSATION CATASTROPHE EXCESS OF LOSS REINSURANCE — ALL PERILS ($400,000,000 excess $100,000,000)

EXHIBIT “C” —	THIRD WORKERS’ COMPENSATION CATASTROPHE EXCESS OF LOSS REINSURANCE — ALL PERILS ($700,000,000 excess $500,000,000)

Effective: January 1, 2010	Page 1 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

ARTICLE 2 — COMMENCEMENT AND EXPIRATION
A.	This Contract is effective with respect to Loss Occurrences taking place on or between 12:01 a.m., Local Standard Time, January 1, 2009 and 12:01 a.m., Local Standard Time, January 1, 2010. Local Standard Time refers to the location of the risk.

B.	The Subscribing Reinsurer shall have no liability for losses arising out of occurrences commencing subsequent to 12:01 a.m., Local Standard Time, January 1, 2010.

C.	If a Loss Occurrence covered hereunder is in progress at 12:01 a.m., Local Standard Time, January 1, 2010, it is agreed that, subject to the other conditions of the Contract, the Subscribing Reinsurer shall indemnify the Company as if the entire Loss Occurrence had occurred prior to 12:10 a.m., Local Standard Time, January 1, 2010.
ARTICLE 3 — TERRITORY (LM-02201-2005.06.02-A)
This Contract is worldwide in scope and shall cover risks wherever located.
ARTICLE 4 — ASSIGNMENT, NOVATION, OR TRANSFER (LM-00300-2008.05.13-A)
This Contract shall be binding upon and inure to the benefit of the Company and the Subscribing Reinsurer and their respective successors and assigns provided, however, that this Contract may not be assigned, novated or transferred, including any attempted transfer of rights and/or obligations under any U.S. or foreign statute, legislation or jurisprudence, by either the Company or the Subscribing Reinsurer, or as the result of the action(s) of a parent company or an affiliated entity of either, without the prior written consent of the other. In the event of any assignment, novation or transfer, the assignor, novator or transferor shall remain liable under this Contract, and further guarantees the performance of all obligations of any assignee, novatee or transferee under this Contract. Notwithstanding the foregoing, the Company may assign this Contract to an insurance entity controlling, controlled by or under common control with the Company, without the Subscribing Reinsurer’s written consent.
ARTICLE 5 — DEFINITIONS
A.	The term “Policy” or “Policies,” as used in this Contract, means any written or oral binder, policy, cover note, or contract of insurance or reinsurance and/or any endorsement to any of the foregoing, issued, accepted, or held covered provisionally or otherwise, by or on behalf of the Company for business covered under this Contract, except as excluded under Article 6 — Exclusions of this Contract.

B.	The term “Workers’ Compensation Policies,” as used in this Contract, means Workers’ Compensation Policies, including all Policies providing coverage for benefits or other amounts payable under any workers compensation law or any similar law; Employer’s Liability coverage under any Policy; Foreign Voluntary Workers’ Compensation coverage under any Policy, Foreign Workers’ Compensation coverage under any Policy; and Excess Workers’ Compensation and Employer’s Liability coverage under any Policy.
ARTICLE 6 — EXCLUSIONS
A.	This Contract does not apply to and specifically excludes the following:

Effective: January 1, 2010	Page 2 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

Section 1
a.	Occupational Disease unless arising from a sudden and accidental event of not more than forty-eight (48) hours in duration.

b.	Cumulative Trauma.

c.	Nuclear Accident.

d.	All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. “Insolvency fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of any insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

e.	Reinsurance Assumed except for inter-company.

f.	War and Terrorism as per the attached War and Terrorism Exclusions Endorsement (NBCR).
Section 2
a.	Offshore Oil Rigs.

b.	Jones Act.

c.	Professional Sports Teams.

d.	Airline Crews, except USAIG business written on behalf of the Company.

e.	Any of the following occupations, employments or risks (except when not disclosed to the Company, when incidental to a non-excluded risk (the Company to be the sole judge of what is incidental) or when insured through voluntary or statutory pools or assigned risk plans):
1)	The navigation and operation of vessels on the high seas in foreign commerce;

2)	Underground coal mining;

3)	Fireworks manufacturing;

4)	Manufacturing of fuses used with explosive risks and fireworks;

5)	Explosive risks, as per the following:
(i)	Manufacture of any explosive substance intended for use as an explosive;

(ii)	Manufacture of any product, other than Fireworks and Fuses, in which any such explosive substance is an ingredient;

(iii)	The loading of any such explosive substance into containers for use as explosive objects, propellant charges or detonating devices, and the incidental storage thereof;

(iv)	Handling, transportation or storage of any such explosive substance intended solely for war purposes.
B.	If any risks reinsured hereunder, but falling within the scope of the exclusions in Section 2 are assigned to the Company under any assigned risk plan, the coverage afforded by this Contract shall apply to such risks, but only for the Policy limits prescribed by said plan, and subject to the limits of this Contract.

C.	The above exclusions within Section 2 shall not apply when they are merely incidental to the main operations of the insured, provided such main operations are covered by the Company and are not

Effective: January 1, 2010	Page 3 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

themselves excluded from the scope of this Contract. The Company shall be the sole judge of what is “incidental”.

D.	Should the Company, by reason of an inadvertent act, error, or omission, be bound to afford coverage excluded within Section 2 above, the Subscribing Reinsurer shall waive the exclusion(s). The duration of said waiver shall not extend beyond the time that notice of such coverage has been received by the responsible underwriting authority of the Company plus the minimum time period required thereafter for the Company to terminate such coverage.

E.	The Company may submit to the Subscribing Reinsurer for special acceptance hereunder, business not covered by this Contract. If said business is accepted by the Subscribing Reinsurer, it shall be subject to the terms of this Contract, except as such terms are modified by such acceptance. Any special acceptance business covered under the reinsurance agreement being replaced by this Contract shall be automatically covered hereunder. Further, should the Subscribing Reinsurer become a party to this Contract subsequent to the acceptance of any business not normally covered hereunder, they shall automatically accept same as being a part of this Contract. The Company submitted and received approval for the following risks to be covered:

Insured: Pece of Mind Disposal, Inc. Policy No.: 0830-34965 Policy Effective Dates: 08/27/08 – 08/31/09 and 08/31/09 – 08/31/10
ARTICLE 7 — SELF-INSURED OBLIGATIONS
A.	A Policy issued by the Company wherein the Company, as applicable, is named as the insured either alone or jointly with another party shall, subject to the other terms and conditions of this Contract, be deemed to be a Policy coming within the scope of this Contract, notwithstanding that no legal liability may arise in respect thereof by reason of the fact that the Company is the insured or one of the insureds.

B.	Any such Policy shall have been issued prior to loss on the same form and at the same premium as if the insured and the Company were dealing at arm’s length and claims, if any, under such Policy shall be settled strictly in accordance with the Policy conditions.
ARTICLE 8 — ULTIMATE NET LOSS (LM-02400-2008.05.13-A)
A.	“Ultimate Net Loss” as used in this Contract shall mean: (1) all amounts paid or due and payable by the Company in the investigation, appraisal, adjustment, settlement, litigation, defense or appeal, or payment of claims or judgments arising from each and every loss, and/or Loss Occurrence for which the Company is or may be found liable under the Policies, less salvages and subrogation recoveries and amounts recovered or recoverable under pooling agreements or other reinsurances, whether collectible, or not. “Ultimate Net Loss” includes, but is not limited to, the following paid or due and payable amounts: loss adjustment expenses, defense costs, court costs, supersedeas and appeal bond costs, Post or Prejudgment Interest or Delayed Damages, Attorneys Fees and Expenses, Claim-Specific Declaratory Judgment Expenses, a pro rata share of salaries and expenses of the Company’s or its affiliates’ field employees according to the time occupied in adjusting, defending, and settling such loss, and expenses of all of the Company’s or its affiliates’ officers and employees incurred in connection with the loss; (except that salaries of officers and employees engaged in general management of the Company or its affiliates’ and any office expense of the Company or its affiliates’ shall not be included), and all other costs of investigation or litigation (2) Extra Contractual Obligations (as defined in the Extra Contractual Obligations Article), and (3) Loss in Excess of Original Policy Limits (as described in the Loss in Excess of Original Policy Limits Article).

Effective: January 1, 2010	Page 4 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

B.	Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company’s Ultimate Net Loss has been ascertained.

C.	“Claim-Specific Declaratory Judgment Expenses” shall mean the fees and expenses incurred in actions brought to determine whether the Company has a defense and/or indemnification obligation for individual claims presented against Policies covered under this Contract. Any Claim-Specific Declaratory Judgment Expense shall be deemed to have been fully incurred on the same date as the insured’s original loss or Loss Occurrence (if any) giving rise to the action, unless otherwise provided for within this Contract.

D.	“Attorneys’ Fees and Expenses” as used above, shall mean all fees and expenses of attorneys, including but not limited to the fees and expenses of the Company’s or its affiliates’ in-house attorneys providing legal advice on coverage questions and/or defending the Company in coverage litigation, and fees and expenses of staff counsel in the defense of policyholder claims. Such Attorneys’ Fees and Expenses for in-house attorneys and staff counsel shall be calculated at the rate for such attorneys plus the expenses incurred by such attorneys, but excluding office expenses of the Company and its affiliates and salaries and expenses of their other employees.

E.	“Post or Prejudgment Interest or Delayed Damages” shall mean interest or damages added to a settlement, verdict, award, or judgment based on the period of time prior to or after the settlement, verdict, award, or judgment whether or not expressly identified as such.
ARTICLE 9 — LOSS ADJUSTMENT AND SETTLEMENT (LM-01500-2006.09.07-A)
A.	The Company shall give notice, as soon as practicable, to the Subscribing Reinsurer of any claim that it has reason to believe could involve this Contract. The Company shall keep the Subscribing Reinsurer informed of significant developments likely to affect the cost of any claim or claims hereunder.

B.	The Company may commence, continue, defend, settle, or withdraw from actions, suits, or prosecutions and, generally, do all such things relating to any claim or loss in which the Subscribing Reinsurer is interested as, in the Company’s may be beneficial or expedient to the Company and the Subscribing Reinsurer. The Company shall be the sole judge as to what claims are covered under the Policies. All of the Ultimate Net Loss, as well as all loss settlements made and judgments paid by the Company, provided they are within the terms of this Contract either under the strict conditions of the Policies or by way of compromise, shall be unconditionally binding upon the Subscribing Reinsurer, who agrees to pay all amounts for which they are liable immediately upon reasonable evidence of the amount due being furnished to the Subscribing Reinsurer by the Company. The true intent of this Contract is that the Subscribing Reinsurer shall, in every case to which this Contract applies, follow the settlements of the Company.
ARTICLE 10 — DEFINITION OF LOSS OCCURRENCE
A.	The term “Loss Occurrence”, as used in this Contract, shall mean any one accident or occurrence or series of accidents or occurrences arising out of one event. All losses that are attributable directly or indirectly to one cause or one series of similar causes shall be deemed to constitute one event.

B.	As regards an act of Terrorism, multiple incidents which occur within one hundred sixty-eight (168) hour period and appear to be carried out in concert or to have a related purpose or common leadership shall be considered one “Loss Occurrence”.

Effective: January 1, 2010	Page 5 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

C.	An act of terrorism means any activity that (1) involves a violent act or the unlawful use of force or an unlawful act dangerous to human life, tangible or intangible property or infrastructure, or threat thereof; and (2) appears to be intended to (i) intimidate or coerce a civilian population, or any segment thereof, or (ii) disrupt any segment of the economy of a government de jure or de facto, state, or country; or (iii) overthrow, influence, or affect the conduct or policy of any government de jure or de facto by intimidation or coercion; or (iv) affect the conduct of a government de jure or de facto by mass destruction, assassination, kidnapping or hostage-taking.

D.	However, with respect to Natural Disasters the term “Loss Occurrence” shall mean any one or more occurrences, disasters or casualties arising out of or caused by the perils described below (a natural Act of God) during any continuous period of one hundred sixty-eight (168) hours.
1.	As regards the perils of tornado, cyclone, windstorm, hurricane and/or hail, including ensuing storm surge or collapse, “Loss Occurrence” shall mean all losses occasioned by tornadoes, cyclones, windstorm, hurricanes or hailstorms, including ensuing storm surge or collapse, occurring during any continuous period of one hundred sixty-eight (168) hours, and arising from the same atmospheric disturbance;

2.	As regards the peril of earthquake, “Loss Occurrence” shall mean all losses occasioned by earthquakes, including ensuing fire, flood or tidal wave occurring during any continuous period of one hundred sixty-eight (168) hours;

3.	As regards the following perils, “Loss Occurrence” shall mean all losses occasioned by the following perils during any continuous period of one hundred sixty-eight (168) hours:
a)	Volcanic eruption;

b)	Flood, tides, tidal waves;

c)	Landslide/mudslide;

d)	Meteors.
ARTICLE 11 — EXTRA CONTRACTUAL OBLIGATIONS (LM-00900-2007.03.28-A)
A.	This Contract shall protect the Company within the limits hereof for one hundred percent (100%) of Extra Contractual Obligations. “Extra Contractual Obligations” are defined as any actual or potential liabilities not covered under any other provision of this Contract, arising from or relating to any alleged or actual act, error or omission, whether intentional or otherwise, or from any alleged or actual negligence, tortious conduct, reckless conduct, violations of statutes or regulations governing the conduct of insurance companies and/or claims adjusters, or bad faith in connection with: (i) the handling of any claim under the Policies covered by this Contract, such liabilities arising because of, but not limited to, the following: failure by the Company or by a third party claims administrator to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith of the Company or by a third party claims administrator in rejecting an offer of settlement, or in defending or prosecuting litigation, including appeals, arbitration, or any alternative dispute resolution or settlement discussions involving any claim; or (ii) the providing of or failure to provide any loss control or loss prevention services in connection with any Policy hereunder.

B.	The date on which any Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Occurrence, loss occurrence, accident, casualty, disaster, or loss, as selected by the Company.

C.	However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

Effective: January 1, 2010	Page 6 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

ARTICLE 12 — LOSS IN EXCESS OF ORIGINAL POLICY LIMITS (LM-01600-2005.08.24-A)
A.	This Contract shall protect the Company within the limits hereof, for one hundred percent (100%) of any Loss in excess of the Company’s original Policy limit where Loss in excess of the limit has been incurred because of a failure by the Company, or by a third-party claims administrator to settle within the Policy limit or by reason of alleged or actual negligence, fraud, or bad faith in rejecting an offer of settlement or in defending or prosecuting litigation, including appeals, arbitration, or any alternative dispute resolution or settlement discussions involving any claim.

B.	However, the above paragraph shall not apply where the Loss has been incurred due to the fraud of a member of the Board of Directors or a Corporate Officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C.	With regard to excess of Policy limits, the word “Loss” shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy. The date on which any Loss in excess of the Company’s original Policy limit is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Occurrence, accident, casualty, disaster, loss occurrence or loss, as selected by the Company.
ARTICLE 13 — COMMUTATION (LM-02601-2007.10.29-W)
A.	Eighty-four (84) months after the expiry of this Contract, the Company shall advise the Subscribing Reinsurer of any Loss Occurrence which may not have been finally settled and which may cause a claim under this Contract. Upon review, if either the Company or any Subscribing Reinsurer requests commutation, such commutation shall proceed for all Subscribing Reinsurers, as follows:
1.	The Company shall prepare a final claim against the Subscribing Reinsurer in respect of such Loss Occurrence.

2.	The Company and the Subscribing Reinsurer shall review the final claim and shall attempt to reach settlement by mutual agreement.

3.	The final claim shall be calculated in accordance with the following criteria:
a.	Mortality assumptions shall be calculated from the latest available United States Census Table as follows:
•	Survivor Benefits	- Total Female or Male, whichever applies

•	Disability Benefits	- Total Population
The mortality assumptions should reflect: (a) the mortality improvement since the publication of the most recent U.S. Census Table, and (b) the life impairment of the injured worker.

b.	Remarriage expectations shall be in accordance with the assumptions used by the National Council on Compensation Insurance in its statistical tables, adjusted for the gender of the survivor.

c.	For all future medical costs, projected cash payments shall be based upon projected long-term medical care and rehabilitation requirements, using the average annual Medical Consumer Price Index (CPI) escalation rate of the past twenty (20) years using the most recent published tables, going back twenty (20) years.

d.	For all future indemnity costs, projected cash payments shall be calculated based upon the average historical actual Cost-Of-Living Adjustment (COLA) over however many years of information are available, but no more than twenty (20) years; up

Effective: January 1, 2010	Page 7 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

through the most recent published data that is available from the State or Federal governing body over Workers Compensation, whichever may apply.

e.	The annual interest discount percentage shall be calculated as the average yield to maturity of all United States Treasury Bonds maturing during the calendar quarter that is fifteen (15) years after the calendar quarter in which the commutation date falls.

f.	The final claim shall be the amount of cash payments made, plus the discounted present value of the future payments as determined by the above calculations. The final claim with respect to each injured worker or fatality shall then be capped at $10,000,000 ($5,000,000 as respects the coverage provided in Exhibit A). The resulting individual values shall then be summed together. The Company’s retention shall then be subtracted from this amount and the Subscribing Reinsurer shall pay up to the per occurrence limit afforded under this Contract.
B.	In the event the Company and the Subscribing Reinsurer are unable to reach a settlement following the criteria laid out in steps A.1.a-f above, then the Company and the Subscribing Reinsurer shall, within four (4) weeks from the written request of one of the parties, mutually appoint an independent actuarial consulting firm or, in the event that they fail to agree on the selection of an independent actuarial consulting firm within four (4) weeks, each party shall name three (3) independent actuarial consulting firms of which the other party shall decline two (2), and the decision shall be made by drawing lots. The appointed independent actuarial consulting firm shall investigate, determine, and value the Loss Occurrence. The valuation of such Loss Occurrence shall use the assumptions and methodologies as stated above. The independent actuarial consulting firm’s decisions to the valuation of such final claim shall be final and binding. The commutation process described in this Article shall not be subject to any other dispute resolution process, including but not limited to the Arbitration Article of this Contract.

C.	Payment by the Subscribing Reinsurer to the Company or any other third party mutually agreed upon by the Subscribing Reinsurer and the Company of the final claim as determined by the procedures described above, in respect of each such Loss Occurrence shall constitute complete release of the Subscribing Reinsurer from liability for each such Loss Occurrence.

D.	This Article does not preclude termination or commutation of this Contract as provided in the Special Conditions Article.
ARTICLE 14 — SALVAGE AND SUBROGATION (LM-01800-2008.08.15-A)
A.	The Subscribing Reinsurer shall be credited with its share of salvage and/or subrogation in respect of claims and settlements under this Contract, less its share of recovery expense. Unless the Company agrees to waive such rights in the settlement of a disputed claim, or the Company and Subscribing Reinsurer agree to the contrary, the Company shall enforce the right to salvage and/or subrogation and shall prosecute all claims arising out of such right. Should the Company refuse or neglect to enforce this right, the Subscribing Reinsurer is hereby empowered and authorized to institute appropriate action in the name of the Company.

B.	Amounts recovered from salvage and/or subrogation and the expense of any salvage and/or subrogation proceedings brought by the Company or the Subscribing Reinsurer to enforce such rights shall be apportioned between the Company and the Subscribing Reinsurer in the ratio of their respective interests in the total salvage and/or subrogation recovery, and shall be in addition to the limits hereon. In the event there is a failure to obtain a salvage and/or subrogation recovery, the

Effective: January 1, 2010	Page 8 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

expense of the proceedings shall be apportioned between the Company and the Subscribing Reinsurer in the ratio of their respective interests in the total loss.

C.	All salvage and/or subrogation recoveries obtained by either party, subsequent to payments made by the Subscribing Reinsurer under this Contract, shall be applied as if obtained prior to said payments and all necessary adjustments shall be made between the Company and the Subscribing Reinsurer as soon as practicable after said salvage and/or subrogation recovery is obtained.

D.	The Company shall have the right, before the happening of the loss, to waive its right of subrogation as to that loss.
ARTICLE 15 — CURRENCY (LM-00500-2005.08.09)
Whenever a reference to a monetary currency appears in this Contract, it shall be construed to mean United States Dollars ($). All payments made by either party shall be made in United States Dollars. All amounts paid or received by the Company in any other currency shall be converted into United States Dollars at the rate of exchange on the date at which it is entered on the books of the Company.
ARTICLE 16 — ACCESS TO RECORDS (LM-00100-2008.08.25-A)
A.	Except as otherwise provided in this Article, the Subscribing Reinsurer, or its duly authorized representative, may upon reasonable prior written notice to the Company, at the Subscribing Reinsurer’s own expense, examine at the offices of the Company or its affiliates, during normal office hours, the Company’s Policy, accounting, underwriting, or claim records and files, or any such additional relevant records and files, as they exist in the Company’s or its affiliates’ possession or reasonable control, relating to business ceded under this Contract. The Subscribing Reinsurer’s notice shall reasonably describe the nature of the inspection that it wishes to conduct, the persons conducting the inspection and upon notice of available files from the Company, the files that it wishes to review. Subject to the limitations expressed in this Article, this right of inspection shall survive termination or expiration of this Contract and shall continue as long as either Party has any rights or obligations under this Contract.

B.	The Company reserves the right to deny the Subscribing Reinsurer access to records or files concerning any particular claim(s) if the Subscribing Reinsurer has not disputed liability for payment of such claim(s), and payment of such claim(s) is (are) more than ninety (90) days overdue according to the Company’s records. The Company shall, however, prior to an arbitration demand that may be instituted by either party, continue to respond to reasonable specific requests for information and questions raised by the Subscribing Reinsurer concerning such claims; and nothing in this Article shall restrict the right or ability of the Subscribing Reinsurer to seek discovery of relevant information in a proceeding pursuant to the Arbitration Article of this Contract.

C.	As a condition precedent to access to records under this Article, the Subscribing Reinsurer, its personnel and any authorized third party representative of the Subscribing Reinsurer shall agree to the provisions of the Confidentiality Article of this Contract.

D.	The Company reserves the right to withhold any documents from the Subscribing Reinsurer (1) concerning Trade Secrets of the Company or its affiliates, (2) subject to the terms of a third party non-disclosure agreement with the Company or its affiliates requiring third party consent to disclosure, (3) subject to the Work Product Privilege or Attorney-Client Privilege or (4) concerning individual private information that as a matter of law cannot be disclosed by the Company or its affiliates (hereinafter referred to in the Contract as “Privileged Documents”). The Company shall

Effective: January 1, 2010	Page 9 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

reasonably try to exempt the Subscribing Reinsurers from any third party non-disclosure agreement or obtain consent from the third party to disclose to the Subscribing Reinsurers.

E.	Notwithstanding the foregoing, the Company shall permit and not object to the Subscribing Reinsurer’s access to Privileged Documents falling within (3) above, in connection with the underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim, with prejudice against ail claimants, and all parties to such adjudications; provided that the Company, may defer release of such Privileged Documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, which may jeopardize the Company’s or its affiliates’ defense by release of such Privileged Documents. In the event that the Company shall seek to defer release of such Privileged Documents or to withhold documents concerning Trade Secrets, it will in consultation with the Subscribing Reinsurer take other steps as reasonably necessary to provide the Subscribing Reinsurer with the information it reasonably requires to indemnify the Company without causing a loss of such privileges or protections. The Subscribing Reinsurer, however, shall not have access to Privileged Documents relating to any dispute between the Company and the Subscribing Reinsurer.

F.	For purposes of this Article, “Trade Secrets” shall have the meaning provided in Section 1839 of the United States Economic Espionage Act of 1996. “Attorney—Client Privilege” shall mean communications of a confidential nature between 1) the Company or its affiliates, or anyone retained by or in the control of the Company or its affiliates, or their in-house or outside legal counsel, or anyone in the control of such legal counsel, and 2) any in-house or outside legal counsel which relate to legal advice being sought by the Company or its affiliates and/or which contains legal advice being provided to the Company or its affiliates. “Work Product Privilege” shall mean communications, written materials and tangible things prepared by or for in-house or outside counsel, or prepared by or for the Company or its affiliates, in anticipation of or in connection with litigation, arbitration, or other dispute resolution proceedings.
ARTICLE 17 — ERRORS AND OMISSIONS (LM-00800-2005.06.02-A)
A.	Any inadvertent delay, omission, or error in complying with the terms and conditions of this Contract shall not be held to relieve either party hereto from any liability, which would attach to it hereunder if such delay, omission, or error had not been made, provided such delay, omission, or error is rectified upon discovery.

B.	However, this Article shall not override the application of the commutation of losses as set forth in the Commutation Article or the Special Conditions Article of this Contract.
ARTICLE 18 — INSOLVENCY (LM-01300-2008.07.25-A)
If more than one reinsured company is referenced within the definition of “Company” in the Preamble to this Contract, this Article shall apply severally to each such company. Further, this Article and the laws of the domiciliary state shall apply in the event of the insolvency of any company intended to be covered hereunder. In the event of a conflict between any provision of this Article and the laws of the domiciliary state of any company intended to be covered hereunder, that domiciliary state’s laws shall prevail.
A.	In the event of the insolvency of the Company, reinsurance under this Contract shall be payable with reasonable provision for verification, on the basis of claims allowed against the insolvent Company by any court of competent jurisdiction or by any liquidator, receiver, conservator, or statutory successor of the Company having authority to allow such claims, without diminution because of such insolvency or because such liquidator, receiver, conservator, or statutory successor has failed to pay all or a portion of any claims. Such payments by the Subscribing

Effective: January 1, 2010	Page 10 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

Reinsurer shall be made directly to the Company or its liquidator, receiver, conservator, or statutory successor, except to the extent Section 4118(a) of the New York Insurance Law applies, or except (1) where the Contract specifically provides another payee of such reinsurance in the event of the insolvency of the Company, or (2) where the Subscribing Reinsurer with the consent of the direct insured or insureds has assumed such Policy obligations of the Company as direct obligations of the Subscribing Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees.

B.	It is agreed, however, that the liquidator, receiver, conservator, or statutory successor of the insolvent Company shall give written notice to the Subscribing Reinsurer of the pendency of a claim against the insolvent Company on the Policy or Policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the Subscribing Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Company or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Subscribing Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit, which may accrue to the Company solely as a result of the defense undertaken by the Subscribing Reinsurer.

C.	Where two or more Reinsurers are involved in the same claim and a majority in interest elects to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the insolvent Company.

D.	Applicable to a Subscribing Reinsurer licensed to write Workers’ Compensation business in California. With respect to California Workers Compensation loss(es), it is agreed that in the event of any delinquency proceeding, receivership, or insolvency of the Company and/or the failure of the Subscribing Reinsurer, for any reason, to make payments under this Contract, the Insurance Commissioner of California may, upon 30-days notice, draw upon any sums from the deposit made by the Subscribing Reinsurer in accordance with the provisions of sections 11691 – 11703 of the California Insurance Code.
ARTICLE 19 — ARBITRATION (LM-00200-2008.06.27-A)
A.	Disputes to be Arbitrated. With the exception of any dispute resolution procedures that are otherwise contained in this Contract, any and all disputes between the Company and any Subscribing Reinsurer or Reinsurers (“Party” individually or “Parties” collectively) arising out of, relating to, or concerning this Contract, whether sounding in contract or tort and whether arising during or after this Contract’s formation, or after its termination, including disputes as to whether the Contract was validly formed or is voidable, shall be submitted to the decision of an arbitration panel (“Panel”). The Panel shall consist of an umpire and two party-appointed arbitrators unless a Party meets the requirements of Paragraph C of this Article and demands arbitration pursuant thereto, in which case the Panel would consist of an umpire only.

B.	Procedures. Except as provided herein, any arbitration shall be based upon the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes, Regular Panel Version, dated April 2004 (the “Procedures”), developed by the Insurance and Reinsurance Dispute Resolution Task Force, subject to the following modifications:
1.	Qualifications of the arbitrators and umpires shall be in accordance with section 6.2 of the Procedures, except that other professionals who have worked for at least 10 years for an insurer or reinsurer shall also be qualified to serve as an arbitrator or umpire.

Effective: January 1, 2010	Page 11 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

2.	The Parties hereby designate the umpire list maintained by ARIAS (U.S.) as the list to be used in the event that section 6.7(a) of the Procedures is invoked.

3.	Unless otherwise mutually agreed, the members of the Panel shall be impartial and disinterested. The members of the Panel may not be: (1) in the control of any Party or its parent, affiliate, or agent, (2) a former director or officer of any Party or its parent, affiliate, or agent, or (3) a likely witness in the arbitration. The requirement of impartiality means that all members of the Panel shall have the same obligation to approach the Panel’s duties and decisions with fairness and without consideration for the fact that Panel members may have been appointed by one of the Parties. The requirement of impartiality does not mean that any arbitrator can have no previous knowledge of or experience with respect to issues involved in the dispute or disputes.

4.	The first sentence of Section 10.4 of the Procedures shall be replaced by the following sentence: “The Panel shall require that each Party submit concise written statements of position, including summaries of the facts and evidence a Party intends to present, discussion of the applicable law and the basis for the requested Award or denial of relief sought.”

5.	Once the Panel has been constituted, no Party (or anyone acting for a Party) shall have any communications concerning the arbitration or any of the issues before the Panel with any member of the Panel that is not also disclosed to all other Parties and all members of the Panel. Each Panel member shall have a continuing duty to disclose promptly to all Parties and all Panel members any violation of this prohibition and the specifics of any improper communications that occurred. This prohibition shall remain in place until all challenges to any arbitration awards and decisions have been either waived or finally concluded.

6.	Section 11.1 of the Procedures shall be replaced by the following provision: “The Parties may propound discovery seeking disclosure of such information and/or documents relevant to the dispute or necessary for the proper resolution of the dispute.”

7.	Position statements may be amended at any reasonable time, but not later than the close of discovery without a showing to the Panel that the amending Party could not reasonably have raised the new claim or issue at an earlier time.

8.	The Panel shall hold an evidentiary hearing, if one is necessary, within one year of the arbitration demand, unless the Parties otherwise agree. Should a Party seek a reasonable extension to this time frame for good cause shown, the other Party’s agreement shall not be unreasonably withheld.

9.	To the extent permitted by the law, the Panel shall have the authority to issue subpoenas and other orders to enforce its decisions.

10.	The Panel may award reasonable attorneys’ fees and arbitration costs to the prevailing Party, as determined by the Panel.

11.	Section 14.3 of the Procedures shall be replaced by the following provision: “The Panel shall make a decision and issue an award with regard to the terms expressed in this Contract, and the custom and practice of the property and casualty insurance and reinsurance business. The Panel shall not be obligated to follow the strict rules of law and evidence.”
C.	Alternative Streamlined Procedures. Notwithstanding the foregoing provisions of this Article, the Alternative Streamlined Procedures set forth in section 16 of the Procedures, as modified by sections B3, B4, and B9 through B11 of this Article, shall apply in the event that, in a consolidated proceeding or otherwise, the Party initiating arbitration is seeking payment of a total amount that is no greater than one million dollars ($1,000,000), or the currency equivalent thereof. Sections 16.1, 16.2,16.3 and the second sentence of section 16.4 of the Alternative Streamlined Procedures shall

Effective: January 1, 2010	Page 12 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

not apply. The Parties agree to comply with section 6.7 of the Procedures to appoint a single umpire, and hereby designate the umpire list maintained by ARIAS (U.S.) as the list to be used in section 6.7(a).

D.	Hearing Location. The hearing shall be held in Boston, Massachusetts, unless the Parties mutually agree to a different location.

E.	Confirmation. Either Party may apply to a court of competent jurisdiction for an order confirming any award of the Panel; a judgment of that court shall thereupon be entered on any award. If the application for confirmation is contested and a judgment is issued confirming the award, then the Party against whom confirmation is sought shall pay the attorneys’ fees incurred by the Party who applied for the confirmation and all court costs of any such proceeding.

F.	Equitable Relief from a Court of Law. Nothing herein shall be construed to prevent any participating Party from applying to a court of competent jurisdiction to issue a restraining order or other equitable relief to maintain the “status quo” of the Parties participating in the arbitration pending the decision and award by the Panel.

G.	Consolidated Proceedings.
1.	Same contract, single Subscribing Reinsurer. Both the Company and any single Subscribing Reinsurer on this Contract have the right to combine any and all disputes between them that concern this Contract (including any renewal of this Contract or any contract for which this Contract is a renewal) into a single arbitration proceeding before a single Panel, except that the standard for determining whether a Party may add a new issue, claim, or dispute to an arbitration proceeding shall be the standard for amending a Position statement, as set forth in Paragraph B7 of this Article.

2.	Multiple contracts, single Subscribing Reinsurer.
a.	Either the Company or any single Subscribing Reinsurer has the right to combine any and all disputes between the Company and such single Subscribing Reinsurer into one arbitration proceeding before a single Panel where such disputes involve this Contract and any additional contracts between the two Parties, except that the standard for determining whether a Party may add a new issue, claim, or dispute to an arbitration proceeding shall be the standard for amending a Position statement, as set forth in Paragraph B7 of this Article.

b.	Notwithstanding the foregoing, subject in each instance to the mutual agreement of the Parties, new issues, claims, or disputes may be added to such existing arbitration proceeding.
3.	Same contract, multiple Reinsurers. At the Company’s option, if more than one Subscribing Reinsurer is involved in arbitration relating to this Contract, where there are common questions of law or fact and a possibility of conflicting awards or inconsistent results, all such Reinsurers shall constitute and act as one Party for purposes of this Article and communications shall be made by the Company to each of the Reinsurers constituting the one Party; provided, however, that the Reinsurers shall have the right to assert several, rather than joint defenses or claims, and to be represented by separate counsel. This provision shall not change the liability of each of the Reinsurers under the terms of this Contract from several to joint.
H.	Choice of Law. The law set forth in the Governing Law Article shall apply to this Arbitration Article. In addition, to the extent the Panel (or the umpire in an Alternative Streamlined Procedure) looks to applicable law, such Panel or umpire shall apply the law as set forth in the Governing Law Article of this Contract.

Effective: January 1, 2010	Page 13 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

I.	Survival of Article. This Article shall survive the termination or expiration of this Contract.
ARTICLE 20 — INTEREST PENALTY (LM-01400-2005.08.24-A)
A.	The interest amounts provided for in this Article shall apply to the Subscribing Reinsurer or to the Company in the following circumstances:
1.	If a loss payment owed by the Subscribing Reinsurer to the Company is not received within 45 calendar days following the date of presentation to the Subscribing Reinsurer of information necessary to approve payment of the claim, and/or

2.	If any premium payment owed by the Company to the Subscribing Reinsurer is not received within 45 calendar days following the date on which payment is due, and/or

3.	If any premium adjustment, agreed by either party to the other, is not received within 150 calendar days following the expiry or anniversary of this Contract, and/or

4.	If any return of premiums, commissions, profit sharing, or any amounts not provided in subparagraphs 1, 2, and 3 above, are not received in accordance with the date specified in this Contract or if no date is specified, within 90 calendar days following the date the debtor party received the billing.
B.	Failure by the Subscribing Reinsurer or Company to comply with their respective payment obligations within the time periods as herein provided shall, as of that date, be subject to an interest payment computed by multiplying the amount due by a variable rate consisting of the U.S. Prime Rate as published in the Eastern Edition of The Wall Street Journal on the first day of the calendar month in which the amount became past due, plus 2%. The variable rate shall be adjusted monthly thereafter to equal the U.S. Prime Rate as published in the Eastern Edition of The Wall Street Journal on the first day of each successive month during which the amount due remains unpaid, plus 2%. The product shall then be multiplied by 1/365 for each day after the due date that the amount due and the interest amount remain unpaid. Any interest that occurs pursuant to this Article shall be calculated by the party to which it is owed.

C.	The validity of any claim or payment may be contested under the provisions of this Contract. If the debtor party prevails in an arbitration or any other proceeding with respect to the amounts in dispute, there shall be no interest penalty due. If the creditor party wholly or partially prevails on any of the amounts in dispute, the interest penalty shall be awarded as outlined above. Such interest penalty shall be calculated from the date the monies were due and owing to the date of resolution of the arbitration or proceeding, and shall be payable as of the date of resolution of the arbitration or proceeding.

D.	If a Subscribing Reinsurer advances the entire or partial payment of any claim it is contesting, and wholly or partially prevails in the contest, the Company shall promptly return the applicable amount of such payment. The arbitrator(s) hearing such dispute shall determine if interest shall be added to the amount returned by the Company.

E.	Any interest owing pursuant to this Article may be waived by the party to which it is owed. Further, any interest calculated pursuant to this Article that is $100 or less shall be waived. Any waiver of any interest pursuant to this paragraph, however, shall not affect the waiving party’s right to claim and/or pursue interest for any other failure by the other party to make payment when due under this Article.

Effective: January 1, 2010	Page 14 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

ARTICLE 21 — DIVIDENDS AND TAXES (LM-00600-2008.10.10-A)
In consideration of the terms of this Contract, the Company shall not claim any deduction in respect of any amount paid as dividends or as reinsurance premium when making tax returns, other than income or profits tax returns to any State or to the District of Columbia.
ARTICLE 22 — FEDERAL EXCISE TAX (LM-01000-2008.08.15-A)
A.	This Article is applicable to any Subscribing Reinsurer who is domiciled outside of the United States of America, except for any Subscribing Reinsurer exempt from Federal Excise Tax. A Subscribing Reinsurer that claims exempt status from Federal Excise Tax shall provide to the Company, upon its request, proof that the exempt status adequately satisfies the demands of the U.S. Internal Revenue Service, Department of the Treasury, or its successor and/or other applicable U.S. government authority.

B.	Each Subscribing Reinsurer shall allow the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) for the purpose of paying Federal Excise Tax to the extent such premium is subject to such tax.

C.	In the event of any return of premium, the Subscribing Reinsurer shall deduct the aforesaid percentage from the return premium payable hereon and the Company or its agent shall recover such tax from the United States Government.
ARTICLE 23 — OFFSET (LM-01701-2005.06.02-A)
Each party to this Contract together with their successors or assigns shall have and may exercise, at any time, the right to offset any balance(s) due the other (or, if more than one, any other) under this Contract. Such offset may include balances due under this Contract regardless of whether such balances arise from premiums, losses, or otherwise, provided however, that in the event of insolvency of a party hereto, offsets shall only be allowed in accordance with the provisions of the applicable law, statute, or regulation governing such offset.
ARTICLE 24 — SERVICE OF SUIT (LM-01900-2008.07.17-A)
(This article applies to unauthorized reinsurers and to reinsurers who are domiciled outside the United States of America.)
A.	This Service of Suit Article will not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.

B.	In the event of the failure of the Subscribing Reinsurer to pay any amount claimed to be due hereunder, the Subscribing Reinsurer, at the request of the Company, will submit to the jurisdiction of a Court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Subscribing Reinsurer’s right to commence an action in any Court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another Court as permitted by the laws of the United States or of any state in the United States. The Subscribing Reinsurer, once the appropriate Court is selected, whether such court is the one originally chosen by the Company and accepted by the Subscribing Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, will comply with all requirements necessary to give said Court jurisdiction and, in any suit

Effective: January 1, 2010	Page 15 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

instituted against any of them upon this Contract, will abide by the final decision of such Court or of any Appellate Court in the event of an appeal.

C.	Service of process in such suit may be made upon Mendes & Mount, LLP, 750 Seventh Avenue, New York, NY 10019-6829.

D.	The above-named are authorized and directed to accept service of process on behalf of the Subscribing Reinsurer in any such suit. Further, pursuant to any statute of any state, territory, or district of the United States that makes provision therefore, the Subscribing Reinsurer hereby designates the Superintendent, Commissioner, or Director of Insurance, or other officer specified for that purpose in the statute, or their successor(s) in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceedings instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.
ARTICLE 25 — UNAUTHORIZED REINSURANCE (LM-02500-2008.09.24-A)
(Applies only to a Subscribing Reinsurer who at the inception of the Contract or at any time thereafter does not qualify for full credit with any insurance regulatory authority having jurisdiction over the Company’s reserves.)
A.	As regards Policies issued by the Company coming within the scope of this Contract, the Company agrees that when it shall file with the insurance regulatory authority or set up on its books reserves for unearned premium and losses covered hereunder which it shall be required by law to set up, it will forward to the Subscribing Reinsurer a statement showing the proportion of such reserves which is applicable to the Subscribing Reinsurer. The Subscribing Reinsurer hereby agrees to fund such reserves in respect of unearned premium, known outstanding losses that have been reported to the Subscribing Reinsurer and allocated loss adjustment expense relating thereto, losses and allocated loss adjustment expense paid by the Company but not recovered from the Subscribing Reinsurer, plus reserves for losses incurred but not reported as determined by the Company, as shown in the statement prepared by the Company (hereinafter referred to as “ Subscribing Reinsurer Obligations”) by Letters of Credit, unless the Company and the Subscribing Reinsurer otherwise agree, and/or the method of funding is determined by applicable law, statute, or regulation.

B.	When funding by Letters of Credit, the Subscribing Reinsurer agrees to apply for and secure timely delivery to the Company of clean, irrevocable, and unconditional Letters of Credit issued by a bank that is a qualified U.S. financial institution and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company’s reserves in an amount equal to the Subscribing Reinsurer’s proportion of said reserves. At the Company’s request, the Subscribing Reinsurer will agree to provide separate Letters of Credit for any Affiliates covered under this Contract. Such Letters of Credit shall be issued for a period of not less than one year, and shall be automatically extended for one year from the date of expiration or any future expiration date unless 60 days prior to any expiration date, the issuing bank shall notify the Company by certified mail that the issuing bank elects not to consider the Letters of Credit extended for any additional period.

C.	The Subscribing Reinsurer and Company agree that the Letters of Credit provided by the Subscribing Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company, or any successor, by operation of law, of the Company, including without limitation, any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Subscribing Reinsurer for one or more of the following purposes:

Effective: January 1, 2010	Page 16 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

1.	To pay or reimburse the Company for:
a.	The Subscribing Reinsurer’s share under this Contract of premiums returned, but not yet recovered from the Subscribing Reinsurer, to the owners of Policies reinsured under this Contract on account of cancellations of such Policies; and

b.	The Subscribing Reinsurer’s share, under this Contract, of surrenders and benefits or losses paid by the Company, but not yet recovered from the Subscribing Reinsurer, under the terms and provisions of the Policies reinsured under this Contract; and

c.	Any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Company.
2.	Where the Letters of Credit will expire without renewal or be reduced or replaced by Letters of Credit for a reduced amount and where the Subscribing Reinsurer’s entire obligations under this Contract remain unliquidated and undischarged 10 days prior to the termination date, to withdraw amounts equal to the Subscribing Reinsurer’s share of the liabilities, to the extent that the liabilities have not yet been funded by the Subscribing Reinsurer and exceed the amount of any reduced or replacement Letters of Credit, and deposit those amounts in a separate account in the name of the Company in a qualified U.S. financial institution, apart from its general assets, in trust for such uses and purposes specified in above as may remain after withdrawal and for any period after the termination date.
D.	At annual intervals, or at the Company’s option, on a quarterly basis, the Company shall prepare a specific statement of the Subscribing Reinsurer’s Obligations, for the sole purpose of amending the Letters of Credit, in the following manner:
1.	If the statement shows that the Subscribing Reinsurer’s Obligations exceed the balance of credit as of the statement date, the Subscribing Reinsurer shall, within 30 days after receipt of notice of such excess, secure delivery to the Company of an amendment to the Letters of Credit increasing the amount of credit by the amount of such difference.

2.	If, however, the statement shows that the Subscribing Reinsurer’s Obligations are less than the balance of credit as of the statement date, the Company shall, within 30 days after receipt of written request from the Subscribing Reinsurer, release such excess credit by agreeing to secure an amendment to the Letters of Credit reducing the amount of credit available by the amount of such excess credit.
E.	Any and all disputes between the Company and any Subscribing Reinsurer or Reinsurers (“Party”, individually, or “Parties”, collectively) arising out of, relating to, or concerning this Article shall be resolved pursuant to the ARIAS-U.S. Newer Arbitrator Program. Unless the Parties otherwise agree, the ARIAS Newer Arbitrator Program expedited proceeding with a single Newer Arbitrator shall be used to resolve any such disputes.
ARTICLE 26 — CONFIDENTIALITY (LM-00400-2008.08.15-A)
A.	Confidential Information. The submission materials, and any Policy, financial, underwriting, accounting, and claims information, data statements, representations, and other materials provided by the Company or its affiliates and received by the Subscribing Reinsurer in the course of an audit, inspection, or otherwise, represent confidential or proprietary information (“Confidential Information”). This Confidential Information is intended for the sole use of the Subscribing Reinsurer (and its retrocessionaires, accountants, attorneys, auditors, actuaries or third party catastrophe modelers or others where required by law) as may be necessary in analyzing and/or accepting a participation in and/ or executing its responsibilities under or related to this Contract. The Subscribing Reinsurer acknowledges and agrees that with respect to any review of Confidential

Effective: January 1, 2010	Page 17 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

Information by the Subscribing Reinsurer, and/or discussion of Confidential Information, the Company and its affiliates do not waive and do not intend to waive any available privilege or protection. The review of Confidential Information by the Subscribing Reinsurer and/or discussion of Confidential Information with the Company or its affiliates shall not destroy, waive, or otherwise impair the proprietary and/or protected status of any Confidential Information or any information revealed in such discussion with the personnel of the Company or its affiliates, whether reviewed by and/or discussed with the Subscribing Reinsurer intentionally or inadvertently, nor does the review of the Confidential Information and/or discussion of Confidential Information with the Company or its affiliates constitute an estoppel or waiver of the Company’s or its affiliates’ rights to assert the attorney-client or work-product privileges, or any other applicable privilege or protection, over certain documents contained in the Company’s or its affiliates’ files and/or certain information.

B.	The Company and the Subscribing Reinsurer agree that no confidentiality obligations will apply to Confidential Information to the extent such Confidential Information: (1) is or becomes available to the public, other than as a result of impermissible disclosure by the Subscribing Reinsurer, (2) was or became available lawfully to the Subscribing Reinsurer from a source, other than the Company, its affiliates or their personnel, that is not subject to a confidentiality obligation, (3) was developed independently by the Subscribing Reinsurer prior to disclosure by the Company, its affiliates or their personnel, as demonstrated by the Subscribing Reinsurer’s records, or (4) is required to be disclosed by law, regulation, court, or regulatory agency action, subject to the Third Party Demand Paragraph of this article.

C.	The Subscribing Reinsurer agrees to preserve all confidentiality and privilege pertaining to all Confidential Information provided by the Company and all knowledge and information gained through its review of Confidential Information or discussions with the personnel of the Company or its affiliates. The Subscribing Reinsurer further agrees not to disclose any such Confidential Information to any other person or entity except as such disclosure may be necessary to its retrocessionaires, accountants, attorneys, auditors, actuaries or third party catastrophe modelers or as otherwise required by law. The Subscribing Reinsurer agrees that no Confidential Information is to be copied and/or removed from the Company’s or its affiliates’ premises without the express permission of the Company.

D.	Non-Public Personally Identifiable Information. Additionally, any disclosure of Non-Public Personally Identifiable information shall comply with all state and federal statutes and regulations governing the disclosure of Non-Public Personally Identifiable information. “Non-Public Personally Identifiable information” shall be defined as this term or a similar term is defined in any applicable state, provincial, territory, or federal law. Disclosing or using this information for any purpose not authorized by applicable law is expressly forbidden without the prior consent of the Company.

E.	Third-Party Demand. Should the Subscribing Reinsurer receive a third-party demand pursuant to subpoena, summons, or court or governmental order, to disclose Confidential Information (including Non-Public Personally Identifiable Information) that has been provided by the Company or its affiliates, the Subscribing Reinsurer shall make commercially reasonable efforts to notify the Company promptly upon receipt of the demand and prior to disclosure of the Confidential Information and provide the Company a reasonable opportunity to object to the disclosure. If the Company timely objects to the release of the Confidential Information, the Subscribing Reinsurer will comply with the reasonable requests of the Company in connection with the Company’s efforts to resist release of the Confidential Information. The Company shall bear the cost of resisting the release of the Confidential Information.

F.	Survival. The parties agree that the obligations contained in this Article shall survive the expiration or termination of this Contract.

Effective: January 1, 2010	Page 18 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

ARTICLE 27 — GOVERNING LAW (LM-01200-2008.09.18-A)
The validity and interpretation of this Contract shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts, without regard to conflicts of law principles.
ARTICLE 28 — SEVERABILITY (LM-02000-2005.06.02-A)
If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations, or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction.
ARTICLE 29 — ENTIRE AGREEMENT (LM-00701-2008.08.15-A)
This Contract and the Novations of which it forms a part, shall constitute the entire agreement between the Company and the Subscribing Reinsurer with respect to the subject matter of this Contract and shall supersede all prior understandings, negotiations and discussions, whether oral or written, by or between the Company and the Subscribing Reinsurer relating to the subject matter hereof. There are no general or specific warranties, representations or other agreements by or among the Company and the Subscribing Reinsurer in connection with entering into this Contract except as specifically set forth in this Contract. Notwithstanding the foregoing, this Contract may be amended or modified only by a writing signed by both the Company and the Subscribing Reinsurer.
ARTICLE 30 — FEDERAL TERRORISM EXCESS RECOVERY (LM-01100-2008.08.06-A)
A.	Any loss reimbursement the Company receives from the United States Government under the Terrorism Risk Insurance Act of 2002 as amended by the Terrorism Risk Insurance Extension Act of 2005 and as further amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 (“TRIA”) as a result of Loss Occurrences commencing during the term of this Contract shall apply as follows:

B.	Except as provided below, any loss reimbursement under TRIA shall inure solely to the benefit of the Company and shall be entirely disregarded in applying all of the provisions of this Contract.

C.	If one or more Loss Occurrences commencing during the term of this Contract result(s) in reinsurance recoveries to the Company under this Contract and reimbursement under TRIA, and such amounts, together with any other reinsurance recoveries to the Company for said loss occurrence(s), exceed the total amount of “Insured Losses” to the Company, any amount in excess thereof shall be held by the Company. The Company shall then reimburse the Subscribing Reinsurer a portion of such excess recovery in an amount equal to the proportion that the Subscribing Reinsurer’s payment under this Contract bears to the total treaty reinsurance recoveries to the Company for Insured Losses for said Loss Occurrence(s). Provided, however, that in no event shall such reimbursement exceed the amount paid by the Subscribing Reinsurer to the Company under this Contract.

D.	For purposes hereof, if a loss reimbursement received by the Company under TRIA is based on the Company’s Insured Losses in more than one Loss Occurrence and neither the Secretary of the Treasury nor his delegatee specifies the amount of loss allocable to each respective Loss Occurrence, the reimbursement shall be pro-rated in the proportion that the Company’s Insured Losses in each Loss Occurrence bears to the Company’s total Insured Losses resulting from all Loss Occurrences to which the reimbursement applies.

Effective: January 1, 2010	Page 19 of 31	Summit — Workers’ Compensation
Catastrophe Excess of Loss Reinsurance
Addendum 4
No. 0100300-SUM09

E.	For purposes of this Article, “Insured Loss (es)” shall have the same meaning as set forth in Section 102(5) of TRIA.
ARTICLE 31 — SPECIAL CONDITIONS (LM-02100-2008.11.18-A)
A.	This Article applies only in the event that:
1.	A State Insurance Department or other legal authority orders the Subscribing Reinsurer to cease writing business or has imposed upon it any other restrictions on or conditions relating to the Subscribing Reinsurer’s license or conduct of business in any jurisdiction; or

2.	The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there have been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

3.	The Subscribing Reinsurer’s policyholders’ surplus or equity has been reduced by 25% or more from the amount on the effective date of this Contract, or has been reduced by 25% or more in any period of twelve (12) months or less after the effective date of this Contract; or

4.	As respects a Subscribing Reinsurer domiciled outside the United States other than Lloyd’s syndicate, such Subscribing Reinsurer’s Shareholder Funds, Net Worth or Capital & Surplus has been reduced by 25% or more from the amount on the effective date of this Contract, or has been reduced by 25% or more in any period of twelve (12) months or less after the effective date of this Contract; or

5.	As respects a Subscribing Reinsurer who is a Lloyd’s syndicate, such Subscribing Reinsurer’s Stamp Capacity or Funds at Lloyd’s has been reduced by 25% or more from the amount on the effective date of this Contract or has been reduced by 25% or more in any period of twelve (12) months or less after the effective date of this Contract; or

6.	The Subscribing Reinsurer has entered into a definitive agreement to become merged with, acquired, or controlled by any company, corporation, or individual(s) not controlling the Subscribing Reinsurer’s operations at the inception of this Contract; or

7.	The Subscribing Reinsurer’s A.M. Best’s financial strength rating has been assigned or downgraded below A- or Standard and Poor’s financial strength rating has been assigned or downgraded below A-; or

8.	As respects a Subscribing Reinsurer who is subject to an Authorized Control Level Risk-Based Capital Requirement, such Subscribing Reinsurer fails to maintain its surplus at a level of at least 200% of the Subscribing Reinsurer’s Authorized Control Level Risk-Based Capital; or

9.	The Subscribing Reinsurer announces intentions to cease underwriting operations; or

10.	The Subscribing Reinsurer voluntarily ceases underwriting operations; or

11.	The Subscribing Reinsurer has reinsured its entire liability under this Contract; or

12.	The Subscribing Reinsurer, directly or through the actions of a parent company or an affiliated entity, has or has attempted to assign, novate or transfer the Subscribing Reinsurer’s rights and/or obligations under this Contract, including any attempted transfer of rights and/or obligations under any U.S. or foreign statute, legislation or jurisprudence, without the Company’s prior written consent; or

Effective: January 1, 2010	Page 20 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

13.	The Subscribing Reinsurer, directly or through the actions of a parent company or an affiliated entity, has invoked any U.S. or foreign statute, legislation or jurisprudence which purports to enable the Subscribing Reinsurer to require the Company to settle its claims liabilities, including but not limited to any estimated or undetermined claims liabilities under this Contract, on an accelerated basis. This does not include any attempt to enforce a settlement of claims liabilities under a commutation process to which the parties have agreed.
B.	If one or more of the circumstances in Paragraph A (1) through (13) occur (a “Trigger Event”), the Subscribing Reinsurer shall provide the Company with written notice within five (5) business days from the happening of a Trigger Event. Following its receipt of notice of a Trigger Event from the Subscribing Reinsurer, the Company may terminate this Contract, upon thirty (30) days written notice to the Subscribing Reinsurer.

C.	Irrespective of the Subscribing Reinsurer’s failure to provide the Company with timely written notice of the happening of a Trigger Event, upon occurrence of a Trigger Event, the Company may terminate this Contract at any time, upon thirty (30) days written notice to the Subscribing Reinsurer. No failure or delay by the Company in exercising its option under this section will operate as a waiver thereof.

D.	Termination under this Article can be made after the date of expiration of this Contract.

E.	If this Contract is terminated under this Article, this Contract shall remain in full force and effect as respects the Company’s and the Subscribing Reinsurer’s respective rights and obligations, prior to the effective date and time of termination. The coverage afforded by this Contract shall cease as of the date and time of termination and the Subscribing Reinsurer shall return the unearned premium, if any, within fifteen (15) days of the termination date. If coverage hereunder terminates while a claim covered by this Contract is in progress, the Subscribing Reinsurer shall be liable, subject to all conditions hereof, for its proportion of the entire claim, provided the event giving rise to the claim started before such termination.
F.	1.	If the Company elects to terminate this Contract under this Article, the Company may also elect to commute this Contract. Such election to commute shall be made either within the written thirty (30) day notice to the Subscribing Reinsurer of the Company’s intention to terminate this Contract, or by written notice thereafter. If the Company elects to commute, the Subscribing Reinsurer has the option to provide security for its Obligations (as defined herein), as an alternative to commutation. The Subscribing Reinsurer shall notify the Company of its decision to provide security for its Obligations within fifteen (15) business days of the receipt of written notice of the Company’s election to commute. If the Subscribing Reinsurer elects to provide security for its Obligations under this Contract, the Company shall provide the Subscribing Reinsurer with a written statement of the Subscribing Reinsurer’s share of all paid recoverables, case reserves, loss adjustment expenses, incurred but not reported losses, reserves for unearned premium, and ceding commissions due under this Contract prior to the effective date and time of termination (collectively “Obligations”). Within fifteen (15) days of the Subscribing Reinsurer’s receipt of such statement, the Subscribing Reinsurer shall fund all Obligations by securing clean, irrevocable, and unconditional Letters of Credit, payable exclusively to the Company and issued by a bank acceptable to the Company. Any Letters of Credit provided by the Subscribing Reinsurer under the Unauthorized Reinsurance Article of this Contract also constitute funding under this Article.
2.	Any Letters of Credit secured by the Subscribing Reinsurer shall be issued for a period of not less than one year, and shall be automatically extended for one year from their dates of expiration or any future expiration dates, unless sixty (60) days prior to any expiration date

Effective: January 1, 2010	Page 21 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

the issuing bank shall notify the Company, by certified mail that the issuing bank elects not to extend any Letter of Credit for any additional period.
3.	The Subscribing Reinsurer and the Company agree that the Letters of Credit provided by the Subscribing Reinsurer, pursuant to the provisions of this Article, may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company, including without limitation, any liquidator, rehabilitator, receiver, or conservator of the Company, without diminution because of the insolvency of the Company or the Subscribing Reinsurer for one or more of the following purposes:
a.	To pay or reimburse the Company for:
i.	The Subscribing Reinsurer’s share under this Contract of premiums returned, but not yet recovered from the Subscribing Reinsurer, to the owners of Policies reinsured under this Contract due to cancellations of such Policies; and

ii.	The Subscribing Reinsurer’s share, under this Contract, of surrenders and benefits or liabilities paid by the Company, but not yet recovered from the Subscribing Reinsurer, under the terms and provisions of the Policies reinsured under this Contract; and

iii.	Any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Company.
4.	Where the Letters of Credit will expire without renewal or be reduced or replaced by Letters of Credit for a reduced amount and where the Subscribing Reinsurer’s Obligations under this Contract remain unliquidated and undischarged ten (10) days prior to the expiration of the Letter of Credit, to withdraw amounts equal to the Subscribing Reinsurer’s Obligations, to the extent that the liabilities have not yet been funded by the Subscribing Reinsurer and exceed the amount of any reduced or replacement Letters of Credit.

5.	If the Company has concluded that the issuing bank’s financial condition is such that the value of the security represented by the Letter of Credit may be in jeopardy, the Company, may withdraw amounts equal to the Subscribing Reinsurer’s Obligations.

6.	If the Company draws on the Letter of Credit to obtain a cash advance, under paragraphs F.4 or F.5, the Company, will hold the amount of the cash advance so obtained in trust in the name of the Company in any qualified United States financial institution as defined by the Insurance Law of the Company’s domiciliary state, solely to secure the Obligations and for the use and purposes enumerated above. The Company will return any balance to the Subscribing Reinsurer upon the complete and final liquidation and discharge of all of the Subscribing Reinsurer’s Obligations to the Company under this Contract or in the event the Subscribing Reinsurer provides alternative or replacement security consistent with the terms hereof and acceptable to the Company.
G.	If the Company elects to commute this Contract and the Subscribing Reinsurer does not fund its Obligations under this Contract, then:
1.	The Company shall submit a statement of valuation showing the Subscribing Reinsurer’s liability for loss(es), whether reported or unreported, comprising the sum total of the present value of the ceded: (a) case reserves and allocated loss adjustment expense, (b) projected ultimate losses, (c) any unearned premium reserve, and (d) undiscounted outstanding paid claims (hereinafter the “Commutation Losses”), on Policies covered by this Contract as of the effective date and time of termination. If the Subscribing Reinsurer agrees with the

Effective: January 1, 2010	Page 22 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

statement of valuation, the Subscribing Reinsurer shall pay the amount requested within ten (10) days of receipt of the statement of valuation.
2.	In the event the Company and the Subscribing Reinsurer cannot agree on the statement of valuation of the Subscribing Reinsurer’s liability under such Policies, either party may request in writing that the differences be settled by a panel of three actuaries. Each party shall appoint an actuary to assess such liability within fifteen (15) days after receipt of the written request for commutation. Upon such appointment, the two actuaries shall appoint a third actuary. If the two actuaries fail to agree on the third actuary within thirty (30) days of their appointment, each of them shall nominate three individuals, of whom the other shall decline two, and the final decision shall be made by drawing lots.

3.	The actuaries shall then investigate and Capitalize such Commutation Loss(es) within thirty (30) days. As used herein, “Capitalize” shall mean to determine the present value of Commutation Losses, without regard to the Subscribing Reinsurer’s ability to pay such losses. The panel shall meet in Boston, Massachusetts, unless the Company and Subscribing Reinsurer agree otherwise.
a.	All actuaries shall be disinterested in the outcome of the commutation and shall be Fellows of the Society of Actuaries/Fellows of the Casualty Actuarial Society. Except as stated below, the expense of the actuaries and of the commutation shall be equally divided between the parties of the commutation.

b.	The decision in writing of the actuaries, when filed with the parties hereto, shall be final and binding, except that if the Company does not agree with the Capitalized value of the Commutation Loss(es), the Company shall have no obligation to commute. In the event the Company does not agree with the Capitalized value of the Commutation Loss(es) and does not move forward with commutation, the Company will pay the expense of the actuaries, including reasonable expense of the actuary appointed by the Subscribing Reinsurer.

c.	If the Contract is commuted, payment by the Subscribing Reinsurer to the Company or any other third party mutually agreed upon by the Subscribing Reinsurer and the Company shall constitute a complete and final release of the Subscribing Reinsurer in respect to its liability under this Contract.
4.	The commutation process described in this Article shall not be subject to any other dispute resolution process, including but not limited to the Arbitration Article of this Contract.
ARTICLE 32 — REINSURER CLAIMS OBLIGATIONS (LM-03100-2008.07.21-A)
It is understood and agreed that the Subscribing Reinsurer will fulfill its obligations under the Loss Adjustment and Settlement Article, until all claims have been reported and settled. Without first obtaining the Company’s written consent, the Subscribing Reinsurer will not, either directly or as the result of an action of a parent company or an affiliated entity, invoke any U.S. or foreign statute, legislation, or jurisprudence that purports to enable the Subscribing Reinsurer to require the Company to settle their claims liabilities, including but not limited to any estimated or undetermined claims liabilities, under this Contract on an accelerated basis. If the Subscribing Reinsurer has provided collateral relating to this Contract and the Subscribing Reinsurer attempts to require the Company to settle their claims liabilities on an accelerated basis, the Company shall have the right to utilize or to draw upon Letters of Credit or other collateral, under the terms of this Contract, or as otherwise agreed between the Subscribing Reinsurer and the Company. This Article does not prevent the Company and the Subscribing Reinsurer from settling any claims liabilities using a commutation process that is agreeable to both parties. This Article shall in no way affect the rights and obligations of the Company and the Subscribing Reinsurer under the Insolvency Article.

Effective: January 1, 2010	Page 23 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in triplicate, by their duly authorized representatives.
In Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	BRIDGEFIELD CASUALTY INSURANCE COMPANY
BRIDGEFIELD EMPLOYERS INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ John D. Doyle
Signature	Signature

Kristin Ciotti	John D. Doyle

Name	Name

Assistant Secretary	Vice President and Comptroller

Title	Title
And in Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	PEERLESS INSURANCE COMPANY

/s/ Kristin Ciotti	/s/ Michael J. Fallon
Signature	Signature

Kristin Ciotti	Michael J. Fallon

Name	Name

Assistant Secretary	Treasurer and Chief Financial Officer

Title	Title
And in Boston, Massachusetts, this 8th day of September, 2010.

ATTEST:	LIBERTY MUTUAL INSURANCE COMPANY

Kristin Ciotti	John D. Doyle

Name	Name

Assistant Secretary	Vice President and Comptroller

Title	Title

/s/ Kristin Ciotti	/s/ John D. Doyle
Signature	Signature

Effective: January 1, 2010	Page 24 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

EXHIBIT A
FIRST WORKERS’ COMPENSATION
CATASTROPHE EXCESS OF LOSS REINSURANCE
$75,000,000 excess $25,000,000 (ALL PERILS)
SECTION 1 — LIMIT AND RETENTION
A.	Under this Exhibit the Subscribing Reinsurer shall be liable for the Ultimate Net Loss in excess of $25,000,000 each Loss Occurrence (regardless of the number of Policies under which such loss is payable or the number of different interests insured) subject to a limit of $75,000,000 each Loss Occurrence. The maximum contribution to the Ultimate Net Loss shall be limited to a maximum per life recovery of $5,000,000 (discounted to net present value in accordance with the provisions of the Commutation Article).

B.	Notwithstanding the Subscribing Reinsurer’s liability on each Loss Occurrence, the Subscribing Reinsurer’s liability shall further be limited to $150,000,000 for all such loss occurrences recoverable during the term of this Contract.

C.	It is understood and agreed that the limit and retention described above applies to the Company, and to Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, and all of their affiliates (other than the Company), hereinafter “the LMG Companies”. Any loss occurrence affecting both the LMG Companies, on the one hand, and the Company, on the other, shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention, and reinsurance recovery shall be allocated to the Company in the same ratio that the Ultimate Net Loss bears to the total Ultimate Net Loss of the Company, on the one hand, and the LMG Companies, on the other. It is further understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit and retention shall be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — PREMIUM
A.	The premium paid to the Subscribing Reinsurer under this Exhibit shall be calculated at a rate of 0.030% of the gross net written premium for the Business Covered hereunder, as stated in the Business Covered Article.

B.	The term “gross net written premium” shall mean gross written premiums less return premiums for cancellations and reductions in rates and less premium paid for reinsurance inuring to the Subscribing Reinsurer’s benefit, if any.

C.	The Company paid to the Subscribing Reinsurer a minimum and deposit premium of $162,000 which was settled between the Company and Subscribing Reinsurer no less frequently than on a quarterly basis. For purposes of calculating minimum and deposit premium paid by each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company, the minimum and deposit premium was multiplied by the ratio that the subject written premium of each bore to the total subject written premium of the Company.

D.	The Company furnished to the Subscribing Reinsurer, a finalized statement of the actual gross net written premium, as defined herein, for the previous year. The difference between the minimum and

Effective: January 1, 2010	Page 25 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

deposit premium paid under this Exhibit and the actual gross net written premium was settled to/from the Company.
E.	The Company has provided to the Subscribing Reinsurer, any reports necessary for annual statement purposes.
SECTION 3 — REINSTATEMENT
A.	In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence. The Company shall pay to the Subscribing Reinsurer for such reinstatement an additional premium calculated at pro rata of one hundred percent (100%) of the premium being pro rata as to the fraction of the face value under this Exhibit (being $75,000,000) reinstated. For purposes of calculating reinstatement premium, the reinsurance premium is deemed to be $8,750,000, multiplied by the ratio that the Company’s reinsurance recovery bears to the total reinsurance recovery of the Company and the LMG Companies. It is further understood for purposes of calculating reinstatement premium due from the Company, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.

B.	Notwithstanding anything contained herein to the contrary, for any one Loss Occurrence nor $150,000,000 in the aggregate for all Loss Occurrences under this Exhibit during the term of this Contract.

C.	In the event of a paid loss hereunder, there shall be simultaneous settlement of reinstatement premium by the Company. In the event a reinstatement premium is paid prior to the calculation of the annual premium in accordance with the first paragraph of SECTION 2 of this Exhibit, the reinstatement premium shall be provisionally calculated upon the minimum and deemed premium of $8,750,000 and adjusted subsequently when the premium adjustment is made for the LMG Companies and the Company.
SECTION 4 — SUBSCRIBING REINSURER INTERESTS AND LIABILITIES
It is hereby agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer’s share in the interests and liabilities as set forth in this Exhibit, shall be 50%.

Effective: January 1, 2010	Page 26 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

EXHIBIT B
SECOND WORKERS’ COMPENSATION
CATASTROPHE EXCESS OF LOSS REINSURANCE
$400,000,000 excess $100,000,000) (ALL PERILS)
SECTION 1 — LIMIT AND RETENTION
A.	Under this Exhibit the Subscribing Reinsurer shall be liable for the Ultimate Net Loss in excess of $100,000,000 each Loss Occurrence (regardless of the number of policies under which such loss is payable or the number of different interests insured) subject to a limit of $400,000,000 each Loss Occurrence. The maximum contribution to the Ultimate Net Loss shall be limited to a maximum per life recovery of $10,000,000 (discounted to net present value in accordance with the provisions of the Commutation Article).

B.	Notwithstanding Subscribing Reinsurer’s liability on each Loss Occurrence, Subscribing Reinsurer’s liability shall further be limited to $800,000,000 for all such loss occurrences recoverable during the term of this Contract.

C.	It is understood and agreed that the limit and retention described above applies to the Company, and to Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, and all of their affiliates (other than the Company), hereinafter “the LMG Companies”. Any loss occurrence affecting both the LMG Companies, on the one hand, and the Company, on the other, shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention and reinsurance recovery will be allocated to the Company in the same ratio that the Ultimate Net Loss bears to the total Ultimate Net Loss of the Company, on the one hand, and the LMG Companies, on the other. It is further understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit and retention will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — PREMIUM
A.	The premium paid to the Subscribing Reinsurer under this Exhibit shall be calculated at a rate of 0.028% of the gross net written premium for the Business Covered hereunder, as stated in the Business Covered Article.

B.	The term “gross net written premium” shall mean gross written premiums less return premiums for cancellations and reductions in rates and less premium paid for reinsurance inuring to the Subscribing Reinsurer’s benefit, if any.

C.	The Company paid to the Subscribing Reinsurer a minimum and deposit premium of $154,000 which was settled between the Company and Subscribing Reinsurer no less frequently than on a quarterly basis. For purposes of calculating minimum and deposit premium paid by each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company, the minimum and deposit premium was multiplied by the ratio that the subject written premium of each bore to the total subject written premium of the Company.

D.	The Company furnished to the Subscribing Reinsurer, a finalized statement of the actual gross net written premium, as defined herein, for the previous year. The difference between the minimum and

Effective: January 1, 2010	Page 27 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

deposit premium paid under this Exhibit and the actual gross net written premium was settled to/from the Company.
E.	The Company has provided to the Subscribing Reinsurer, any reports necessary for annual statement purposes.
SECTION 3 — REINSTATEMENT
A.	In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence. The Company shall pay to the Subscribing Reinsurer for such reinstatement an additional premium calculated at pro rata of one hundred percent (100%) of the premium, being pro rata as to the fraction of the face value under this Exhibit (being $400,000,000) reinstated. For purposes of calculating reinstatement premium, the reinsurance premium is deemed to be $23,538,000, multiplied by the ratio that the Company’s reinsurance recovery bears to the total reinsurance recovery of the Company and the LMG Companies. It is further understood for purposes of calculating reinstatement premium due from the Company, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.

B.	Notwithstanding anything contained herein to the contrary, the Subscribing Reinsurer’s liability under this Exhibit shall not exceed $400,000,000 for any one Loss Occurrence nor $800,000,000 in the aggregate for all Loss Occurrences under this Exhibit during the term of this Contract.

C.	In the event of a paid loss hereunder, there shall be simultaneous settlement of reinstatement premium by the Company. In the event a reinstatement premium is paid prior to the calculation of the annual premium in accordance with the first paragraph of SECTION 2 of this Exhibit, the reinstatement premium shall be provisionally calculated upon the minimum and deemed premium of $23,538,000 and adjusted subsequently when the premium adjustment is made for the LMG Companies and the Company.
SECTION 4 — SUBSCRIBING REINSURER INTERESTS AND LIABILITIES
It is hereby agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer’s share in the interests and liabilities as set forth in this Exhibit, shall be 75%.

Effective: January 1, 2010	Page 28 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

EXHIBIT C
THIRD WORKERS’ COMPENSATION
CATASTROPHE EXCESS OF LOSS REINSURANCE
$700,000,000 excess $500,000,000) (ALL PERILS)
SECTION 1 — LIMIT AND RETENTION
A.	Under this Exhibit the Subscribing Reinsurer shall be liable for the Ultimate Net Loss in excess of $500,000,000 each Loss Occurrence (regardless of the number of policies under which such loss is payable or the number of different interests insured) subject to a limit of $700,000,000 each Loss Occurrence. The maximum contribution to the Ultimate Net Loss shall be limited to a maximum per life recovery of $10,000,000 (discounted to net present value in accordance with the provisions of the Commutation Article).

B.	Notwithstanding Subscribing Reinsurer’s liability on each Loss Occurrence, Subscribing Reinsurer’s liability shall further be limited to $1,400,000,000 for all such loss occurrences recoverable during the term of this Contract.

C.	It is understood and agreed that the limit and retention described above applies to the Company, and to Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, and all of their affiliates (other than the Company), hereinafter “the LMG Companies”. Any loss occurrence affecting both the LMG Companies, on the one hand, and the Company, on the other, shall be combined with respect to the application of the limit and retention set forth herein. The limit, retention and reinsurance recovery be allocated to the Company in the same ratio that the Ultimate Net Loss bears to the total Ultimate Net Loss of the Company, on the one hand, and the LMG Companies, on the other. It is further understood and agreed that the limit and retention described above applies to both Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company. Any Loss Occurrence affecting each of them shall be combined with respect to the application of the limit and retention set forth herein. The limit and retention will be allocated in the same ratio that the Ultimate Net Loss from each bears to the total Ultimate Net Loss of the Company.
SECTION 2 — PREMIUM
A.	The premium paid to the Subscribing Reinsurer under this Exhibit shall be calculated at a rate of 0.024% of the gross net written premium for the Business Covered hereunder, as stated in the Business Covered Article.

B.	The term “gross net written premium” shall mean gross written premiums less return premiums for cancellations and reductions in rates and less premium paid for reinsurance inuring to the Subscribing Reinsurer’s benefit, if any.

C.	The Company paid to the Subscribing Reinsurer a minimum and deposit premium of $132,000 which was settled between the Company and Subscribing Reinsurer no less frequently than on a quarterly basis. For purposes of calculating minimum and deposit premium paid by each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company, the minimum and deposit premium was multiplied by the ratio that the subject written premium of each bore to the total subject written premium of the Company.

D.	The Company furnished to the Subscribing Reinsurer, a finalized statement of the actual gross net written premium, as defined herein, for the previous year. The difference between the minimum and

Effective: January 1, 2010	Page 29 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

deposit premium paid under this Exhibit and the actual gross net written premium was settled to/from the Company.
E.	The Company has provided to the Subscribing Reinsurer, any reports necessary for annual statement purposes.
SECTION 3 — REINSTATEMENT
A.	In the event of the whole or any portion of the coverage under this Exhibit being exhausted by a Loss Occurrence, the amount so exhausted is automatically reinstated from the time of the Loss Occurrence. The Company shall pay to the Subscribing Reinsurer for such reinstatement an additional premium calculated at pro rata of one hundred percent (100%) of the premium, being pro rata as to the fraction of the face value under this Exhibit (being $700,000,000) reinstated. For purposes of calculating reinstatement premium, the reinsurance premium is deemed to be $21,250,000, multiplied by the ratio that the Company’s reinsurance recovery bears to the total reinsurance recovery of the Company and the LMG Companies. It is further understood for purposes of calculating reinstatement premium due from the Company, the reinsurance premium shall be multiplied by the ratio that each of the Bridgefield Casualty Insurance Company and Bridgefield Employers Insurance Company’s reinsurance recovery bears to the total reinsurance recovery of the Company.

B.	Notwithstanding anything contained herein to the contrary, the Subscribing Reinsurer’s liability under this Exhibit shall not exceed $700,000,000 for any one Loss Occurrence nor $1,400,000,000 in the aggregate for all Loss Occurrences under this Exhibit during the term of this Contract.

C.	In the event of a paid loss hereunder, there shall be simultaneous settlement of reinstatement premium by the Company. In the event a reinstatement premium is paid prior to the calculation of the annual premium in accordance with the first paragraph of SECTION 2 of this Exhibit, the reinstatement premium shall be provisionally calculated upon the minimum and deemed premium of $21,250,000 and adjusted subsequently when the premium adjustment is made for the LMG Companies and the Company.
SECTION 4 — SUBSCRIBING REINSURER INTERESTS AND LIABILITIES
It is hereby agreed by and between the Company on the one part and the Subscribing Reinsurer on the other part that the Subscribing Reinsurer’s share in the interests and liabilities as set forth in this Exhibit, shall be 100%.

Effective: January 1, 2010	Page 30 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09

WAR AND TERRORISM EXCLUSION ENDORSEMENT (NBCR) (LM-03200-2008.08.06-W)
Notwithstanding any provision to the contrary within this reinsurance or any endorsement thereto it is agreed that this reinsurance excludes all actual or alleged losses, liabilities, damage, injuries, defense costs, costs or expense(s) directly or indirectly arising out of, contributed by, caused by, resulting from, or in connection with any action taken in controlling, preventing, suppressing, retaliating against, or responding to any of the following regardless of any other cause or event contributing concurrently or in any other sequence to the loss:
(1)	War, invasion, acts of foreign enemies, hostilities or warlike operations (whether war be declared or not), civil war, mutiny, revolution, rebellion, insurrection, uprising, military or usurped power, confiscation by order of any public authority or government de jure or de facto, martial law; or

(2)	A “Certified Act of Terrorism” under the terms of the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Extension Act of 2005 and the Terrorism Risk Insurance Program Reauthorization Act of 2007 hereafter (“TRIA”) but only if one or more of the following are attributable to such Certified Act of Terrorism:
a.	It involves the use, release or escape of nuclear materials, or directly or indirectly results in nuclear reaction or radiation or radioactive contamination; or

b.	It is carried out by means of the dispersal or application of pathogenic or poisonous biological or chemical materials; or

c.	Pathogenic or poisonous biological or chemical materials are released, and it appears that one purpose of the Certified Act of Terrorism was to release such materials.
“Certified Act of Terrorism” shall have the meaning currently set forth in Section 102(1)(A) of TRIA or as hereafter amended.

Effective: January 1, 2010	Page 31 of 31	Summit — Workers’ Compensation Catastrophe Excess of Loss Reinsurance Addendum 4 No. 0100300-SUM09